As filed with the Securities and Exchange Commission on January 5, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a) Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Annual Report
October 31, 2023
Neuberger Berman
Alternative Funds
Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares
Class E Shares
Absolute Return Multi-Manager Fund

Contents
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual
Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA.
©
2023 Neuberger Berman BD LLC, distributor. All rights reserved.
PRESIDENT’S LETTER
1
PORTFOLIO COMMENTARY
2
FUND EXPENSE INFORMATION
9
CONSOLIDATED SCHEDULE OF INVESTMENTS
11
CONSOLIDATED FINANCIAL STATEMENTS
32
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
37
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)
51
Report of Independent Registered Public Accounting Firm
55
Directory
56
Trustees and Officers
57
Proxy Voting Policies and Procedures
67
Quarterly Portfolio Schedule
67
Liquidity Risk Management Program
67
Notice to Shareholders
67
Board Consideration of the Management and
Sub-Advisory Agreements
68

President’s Letter
1
Dear Shareholder,
I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager
Fund covering the fiscal year ended October 31, 2023 (the reporting period).
The global financial markets experienced periods of heightened volatility during the reporting period. Investor sentiment was impacted by a number of factors, including continued high inflation, aggressive monetary policy tightening, a period of unrest in the regional banking industry, wars in Ukraine and the Middle East, and several other geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand.
Against this backdrop, equity and bond markets generated mixed results during the reporting period.
With inflation remaining persistent and elevated, the U.S. Federal Reserve Board (Fed) remained steadfast in its attempt to moderate economic growth and orchestrate a “soft landing.” The Fed raised rates at 11 meetings from March 2022 through July 2023—bringing the federal funds rate to a range between 5.25%-5.50%, the highest level in 22 years. While the central bank paused from raising rates at its meetings in September and
November 2023 (after the reporting period), it left on the table the possibility of additional hikes in the future.
After rising over the first nine months of the reporting period, a portion of equity market gains were given back over the last three months. This turnaround was partially triggered by investors reacting to the possibility of a
“higher for longer” interest rate environment. All told, the S&P 500
®
Index returned 10.14% during the reporting
period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE
®
and
MSCI Emerging Market Indices (Net), returned 14.40% and 10.80%, respectively. Meanwhile, with short- and long-term Treasury yields moving higher, the bond market was challenged (yields and bond prices generally move in the opposite direction). For the reporting period the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%.
Looking ahead, until we have more clarity on the path of the economy versus inflation, we anticipate continued
market volatility. In such an environment, we believe the divergence in underlying companies’ operating performance will be ever more apparent going forward. Our constructive long-term view for the market is not without challenges as we move through 2023 and beyond. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. As market dynamics change, this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex global world in which we operate.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,
J
OSEPH
V. A
MATO
P
RESIDENT AND
CEO
N
EUBERGER
B
ERMAN
A
LTERNATIVE
F
UNDS

2
Absolute Return Multi-Manager Fund Commentary (Unaudited)
Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 1.12% total return for the fiscal year ended October 31, 2023 (the reporting period), outperforming its primary benchmark, the HFRX
®
Global Hedge Fund Index (the Index), which posted a 0.64% total return for the same period. (Performance for all share classes is provided in the table following this letter.)
Global equities ended the reporting period higher, with the bulk of gains earlier in the period, while equities sold off in the latter months. After selling off throughout most of calendar year 2022 due to a combination of geopolitical conflict, stubbornly high inflation, and rising interest rates, equities recovered as inflation moderated and economic figures were resilient despite higher costs of capital permeating through the economy. However, weaker economic data, combined with rising bond yields and inflation in recent months, have begun to concern investors once again, leading to a recent market selloff.
Gains from long/short equity, insurance linked, and merger arbitrage/event driven strategies outpaced losses from global macro/managed futures strategies during the reporting period. From a risk management perspective, we were pleased that the Fund’s volatility and betas* (risk) to the S&P 500
®
and Bloomberg U.S. Aggregate Bond
Indices were all in line with our expectations.
The allocation to long/short equity strategies contributed to performance, as gains from longs outweighed losses from shorts, with positive excess returns generated from longs and negative excess returns generated from shorts.
The small allocation to insurance linked was a consistent contributor, as catastrophe bonds (cat bonds) generated income and prices rallied with no impairment to any bonds. The merger arbitrage/event driven allocation contributed, as several deals progressed and closed during the reporting period.
The allocation to global macro/managed futures strategies was a small detractor, as losses from the managed futures strategy outweighed gains from the systematic currency strategy. Within the managed futures strategy, gains from cash were outpaced by losses, driven by commodities and followed by currencies, equities, and interest rate positioning. Within the systematic currency strategy, positive performance was driven by cash holdings, short
U.S. government bond exposure, and a long in the U.S. dollar versus several currencies. These gains were partially offset by losses from long positioning in the U.S. dollar versus the Japanese yen, euro, and British pound.
The Fund’s aggregate use of futures, forward foreign currency, swap contracts and purchased and written option contracts detracted from performance during the reporting period.
Even as central banks globally have paused on hiking interest rates, we believe geopolitical tensions, as well as declining economic growth and waning consumer confidence, have the potential to drive market volatility.
We continue to position the Fund defensively and seek to benefit from elevated volatility, with the potential for additional upside if rates continue to rise. The Fund’s largest allocation is to global macro/managed futures strategies. We believe that increases in market volatility may be beneficial for these strategies and that macroeconomic conditions across regions, as well as differences in fiscal and monetary policies, have the potential to continue to drive trends across asset classes. The Fund’s second largest allocation is to merger arbitrage/event driven strategies. While M&A activity has slowed, we believe current deal volumes and relatively wide spreads offer ample opportunities to put capital to work with the potential for attractive returns. The Fund’s third largest allocation is long/short equity. We anticipate a high dispersion of winners and losers over the medium term, driven by a number of factors, including inflation, increasing costs of capital, currency effects, and varying levels of economic sensitivity. The opportunistic allocation to cat bonds continues to benefit from the dislocation in the cat bond and reinsurance markets created by Hurricane Ian, offering attractive yields with strong downside mitigation, in our view.
Sincerely,
D
AVID
K
UPPERMAN,
J
EFF
M
AJIT AND
F
RED
I
NGHAM
P
ORTFOLIO
M
ANAGERS

3
*  Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio’s returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio’s return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio’s return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

TICKER SYMBOLS
Institutional Class NABIX
Class A NABAX
Class C NABCX
Class R6 NRABX
Class E NABEX
PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Long Short
Common Stocks 30.9% (3.8) %
Corporate Bonds 0.0 –
Insurance Linked Securities 6.5 –
Loan Assignments 0.0 –
Preferred Stocks 0.1 –
Rights 0.1 –
Warrants 0.0 –
Short-Term Investments 53.6 –
Other Assets Less Liabilities 12.6
*
–
Total 103.8% (3.8)%
* Includes the impact of the Fund's open positions
in derivatives (other than options purchased), if
any.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC
(“NBIA”) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Consolidated Financial
Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 2.98%, 3.33%, 4.13%, 2.90% and 3.04% for
Institutional Class, Class A, Class C, Class R6 and Class E shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.29%,
2.62%, 3.39%, 2.18%, and 1.34% for Institutional Class, Class A, Class C, Class R6
and Class E shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the
Consolidated Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge
(CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to
0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.
PERFORMANCE HIGHLIGHTS
Average Annual Total Return
Ended 10/31/2023
Inception
Date 1 Year 5 Years 10 Years
Life of
Fund
At NAV
Institutional Class 05/15/2012 1.12% 3.44% 2.04% 2.56%
Class A 05/15/2012 0.79% 3.07% 1.68% 2.19%
Class C 05/15/2012 0.01% 2.28% 0.90% 1.42%
Class R6
3
12/31/2013 1.13% 3.53% 2.10% 2.61%
Class E
3
01/11/2022 2.53% 3.90% 2.27% 2.76%
With Sales Charge
Class A -5.01% 1.86% 1.08% 1.66%
Class C -0.98% 2.28% 0.90% 1.42%
Index
HRFX
®
Global Hedge Fund
Index
1,2
0.64% 2.41% 1.27% 1.70%
S&P 500
®
Index
1,2
10.14% 11.01% 11.18% 12.62%
Bloomberg U.S. Aggregate
Bond Index
1,2
0.36% -0.06% 0.88% 0.87%
Absolute Return Multi-Manager Fund (Unaudited)
4

COMPARISON OF A $1,000,000 INVESTMENT
(000’s omitted)
This graph shows the change in value of a hypothetical $1,000,000 investment in the
Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
Absolute Return Multi-Manager Fund (Unaudited)
5

6
Endnotes (Unaudited)
1
Please see “Glossary of Indices” on page 7 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500
®
and the Bloomberg U.S. Aggregate Bond Indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX
®
Global Hedge Fund Index does take into
account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds’ net returns.
Data about the performance of an index are prepared or obtained by NBIA and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.
2
The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The performance information for Class R6 and Class E prior to the classes’ respective inception dates is that of the Institutional
Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6 and Class E.
For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

7
Glossary of Indices (Unaudited)
Bloomberg U.S. Aggregate
Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24,
2021 all Bloomberg Barclays fixed income indices were rebranded as “Bloomberg indices”.
HFRX
®
Global Hedge Fund
Index:
The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.
Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 month track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.
S&P 500
®
Index: The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

8
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9
Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2023 and held for the entire period. The table illustrates the Fund’s costs in two ways:
Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading
“Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Actual Expenses and
Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.
Hypothetical Example for
Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund versus other funds.
To do so, compare the expenses shown in this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of other funds.

10
Expense Example (Unaudited)
Neuberger Berman Alternative Funds
ACTUAL HYPOTHETICAL
(5% ANNUAL RETURN BEFORE EXPENSES)
Absolute Return
Multi-Manager
Fund
Beginning
Account
Value
5/1/2023
Ending
Account
Value
10/31/2023
Expenses Paid
During the
Period
5/1/2023 -
10/31/2023
(1)(3)
Expense
Ratio
Beginning
Account
Value
5/1/2023
Ending
Account
Value
10/31/2023
Expenses Paid
During the
Period
5/1/2023 -
10/31/2023
(2)(3)
Expense
Ratio
Institutional Class $1,000.00 $1,020.10 $9.83 1.93% $1,000.00 $1,015.48 $9.80 1.93%
Class A $1,000.00 $1,016.90 $11.64 2.29% $1,000.00 $1,013.66 $11.62 2.29%
Class C $1,000.00 $1,013.20 $15.43 3.04% $1,000.00 $1,009.88 $15.40 3.04%
Class R6 $1,000.00 $1,019.20 $10.59 2.08% $1,000.00 $1,014.72 $10.56 2.08%
Class E $1,000.00 $1,025.20 $3.32 0.65% $1,000.00 $1,021.93 $3.31 0.65%
(1) For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.
(2) Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).
(3) Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

11
See Notes to Consolidated Financial Statements
Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^ October 31, 2023
Investments Shares Value
Long Positions 91.2%
Common Stocks 30.9%
Automobile Components 0.0%
(a)
Garrett Motion, Inc.
(Switzerland)
*
5,118
$ 36,133
Banks 0.2%
American National
Bankshares , Inc. 3,826 146,000
First Horizon Corp. 8,977 96,503
Lakeland Bancorp, Inc. 3,164 35,690
278,193
Biotechnology 2.5%
Abcam plc, ADR (United
Kingdom)
*
43,460 996,103
Grifols SA, ADR (Spain)
*
3,800 30,742
Intercept
Pharmaceuticals, Inc.
*
3,522 66,671
Mirati Therapeutics, Inc.
*
10,912 605,943
Orchard Therapeutics plc,
ADR (United Kingdom)
*
9,738 154,932
Point Biopharma Global,
Inc.
*
10,750 136,095
Seagen , Inc.
*
5,360 1,140,662
3,131,148
Broadline Retail 2.9%
Alibaba Group Holding
Ltd., ADR (China)
*
8,000 660,320
Alibaba Group Holding
Ltd. (China)
*
21,712 223,527
Amazon.com, Inc.
*
4,531 603,031
eBay, Inc. 5,072 198,974
JD.com, Inc., Class A
(China) 723 9,192
MercadoLibre , Inc.
(Brazil)
*
560 694,814
Prosus NV (China)
*
41,290 1,154,699
3,544,557
Capital Markets 0.4%
Avantax , Inc.
*
3,500 90,335
Canaccord Genuity
Group, Inc. (Canada) 26,200 135,463
Greenhill & Co., Inc. 6,308 93,421
Pegasus Acquisition Co.
Europe BV, Class A
(Netherlands)
*(b)(c)
12,042 —
Pershing Square,
Escrow
*(b)
6,100 915
Sculptor Capital
Management, Inc. 8,450 106,893
427,027
Chemicals 0.5%
Chase Corp. 4,534
576,090
Commercial Services & Supplies 0.2%
SP Plus Corp.
*
5,400
272,862
Investments Shares Value
Communications Equipment 0.0%
(a)
Comtech
Telecommunications
Corp. 3,250
$ 39,650
Consumer Staples Distribution & Retail 0.9%
Albertsons Cos., Inc.,
Class A 39,823 864,159
Almacenes Exito SA, ADR
(Colombia)
*
1,925 13,398
Cia Brasileira de
Distribuicao , ADR
(Brazil)
*
1,071 707
Cia Brasileira de
Distribuicao , ADR
(Brazil)
*
2,780 1,835
Fix Price Group plc, GDR
(Russia)
*(b)(c)(d)
144 —
Sendas Distribuidora SA,
ADR (Brazil) 4,023 43,529
Wal-Mart de Mexico SAB
de CV (Mexico) 45,582 163,149
X5 Retail Group NV, GDR
(Russia)
*(b)(c)(d)
4,390 —
1,086,777
Containers & Packaging 0.1%
Westrock Co. 3,875
139,229
Diversified Consumer Services 0.1%
Arco Platform Ltd., Class
A (Brazil)
*
12,434
172,460
Diversified Telecommunication Services 0.3%
Altaba , Inc. Escrow
*(b)
128,456 298,660
Telesat Corp. (Canada)
*
4,885 49,827
348,487
Electric Utilities 1.0%
PNM Resources, Inc. 28,630
1,209,904
Entertainment 0.2%
Atlanta Braves Holdings,
Inc., Class C
*
7,104
247,077
Financial Services 0.2%
PayPal Holdings, Inc.
*
5,072
262,730
Food Products 1.8%
Hostess Brands, Inc.
*
17,913 598,294
Nestle SA (Registered) 12,689 1,368,366
Sovos Brands, Inc.
*(e)
13,650 296,342
2,263,002
Gas Utilities 0.1%
Brookfield Infrastructure
Corp., Class A (Canada) 1,145 29,495
Southwest Gas Holdings,
Inc. 1,200 70,332
99,827
Health Care Equipment & Supplies 0.1%
Globus Medical, Inc.,
Class A
*
204 9,325

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
12
See Notes to Consolidated Financial Statements
Investments Shares Value
Opsens , Inc. (Canada)
*
39,850 $ 81,898
91,223
Health Care Providers & Services 0.7%
Amedisys, Inc.
*
8,878 812,248
Shanghai Pharmaceuticals
Holding Co. Ltd., Class
H (China) 30,284 44,057
Sinopharm Group Co.
Ltd., Class H (China) 16,945 40,521
896,826
Health Care Technology 0.6%
NextGen Healthcare, Inc.
*
22,596 540,496
Tabula Rasa HealthCare,
Inc.
*
14,399 150,182
690,678
Hotel & Resort REITs 0.1%
Hersha Hospitality Trust,
Class A, REIT 15,911
157,837
Hotels, Restaurants & Leisure 1.0%
Booking Holdings, Inc.
*
188 524,437
Deliveroo plc, Class A
(United Kingdom)
*(d)
11,689 18,470
Expedia Group, Inc.
*
2,348 223,741
NEOGAMES SA (Israel)
*
11,611 299,564
Playtech plc (United
Kingdom)
*
21,590 103,024
1,169,236
Household Durables 0.2%
iRobot Corp.
*
825 27,167
Lennar Corp., Class B 2,800 276,108
303,275
Household Products 0.2%
Spectrum Brands
Holdings, Inc. 2,736
206,076
Insurance 0.8%
AIA Group Ltd. (Hong
Kong) 72,499 629,567
American Equity
Investment Life Holding
Co. 2,000 105,920
Argo Group International
Holdings Ltd. 8,014 239,138
974,625
Interactive Media & Services 2.0%
Alphabet, Inc., Class A
*
9,090 1,127,887
Baidu, Inc., ADR (China)
*
749 78,645
Baidu, Inc., Class A
(China)
*
1,931 25,352
Meta Platforms, Inc.,
Class A
*
3,979 1,198,753
VK Co. Ltd., GDR
(Russia)
*(b)(c)(d)
1,305 —
Yandex NV, Class A
(Russia)
*(b)(c)
1,428 —
2,430,637
Investments Shares Value
IT Services 0.0%
(a)
Chindata Group Holdings
Ltd., ADR (China)
*
4,191
$ 37,216
Life Sciences Tools & Services 0.5%
Eurofins Scientific SE
(Luxembourg) 11,557 586,354
Gerresheimer AG
(Germany) 459 42,812
Olink Holding AB, ADR
(Sweden)
*
1,750 43,610
672,776
Machinery 0.0%
(a)
H2O Innovation, Inc.
(Canada)
*
2,450 7,456
Velan, Inc. (Canada) 5,000 21,020
28,476
Media 1.0%
Aimia , Inc. (Canada)
*
18,800 43,518
Stroeer SE & Co. KGaA
(Germany) 7,211 330,328
TEGNA, Inc. 55,120 799,791
WideOpenWest , Inc.
*
2,582 18,177
1,191,814
Metals & Mining 0.6%
Allkem Ltd. (Australia)
*
15,983 97,667
ArcelorMittal SA
(Luxembourg) 4,832 106,919
Artemis Gold, Inc.
(Canada)
*
605 2,221
Newcrest Mining Ltd.
(Australia)
(c)
27,089 406,056
United States Steel Corp. 1,850 62,696
Vale SA, Class B, ADR
(Brazil) 8,667 118,825
794,384
Oil, Gas & Consumable Fuels 2.7%
Denbury, Inc.
*
16,733 1,487,396
Earthstone Energy, Inc.,
Class A
*
3,444 72,910
Euronav NV (Belgium) 7,821 139,448
Euronav NV (Belgium) 2,400 42,961
Hess Corp. 1,342 193,785
LUKOIL PJSC, ADR
(Russia)
*(b)(c)
661 —
Petroleo Brasileiro SA,
ADR (Brazil) 9,839 147,585
Pioneer Natural
Resources Co. 5,089 1,216,271
3,300,356
Passenger Airlines 0.1%
American Airlines Group,
Inc.
*
768 8,563
American Airlines Group,
Inc. Escrow
*(b)(c)
14,383 144
Spirit Airlines, Inc. 4,996 57,354
66,061

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
13
See Notes to Consolidated Financial Statements
Investments Shares Value
Pharmaceuticals 1.0%
Aralez Pharmaceuticals,
Inc. (Canada)
*(b)
345 $ —
Dr Reddy's Laboratories
Ltd., ADR (India) 3,006 195,781
Hikma Pharmaceuticals
plc (Jordan) 7,575 175,509
Roche Holding AG 3,378 870,543
Teva Pharmaceutical
Industries Ltd., ADR
(Israel)
*
1,671 14,337
1,256,170
Professional Services 0.2%
SGS SA (Registered)
(Switzerland) 3,576
292,054
Real Estate Management & Development 0.2%
Seritage Growth
Properties, Class A,
REIT
*
33,123
239,811
Retail REITs 0.0%
(a)
RPT Realty, REIT 4,889
52,752
Semiconductors & Semiconductor Equipment 0.6%
ASML Holding NV
(Netherlands) 118 70,932
Magnachip
Semiconductor Corp.
(South Korea)
*
11,350 83,877
Silicon Motion
Technology Corp., ADR
(Taiwan)
*
3,262 174,778
SunEdison, Inc.
*(b)(c)
16,689 —
Tower Semiconductor
Ltd. (Israel)
*
15,700 361,414
691,001
Software 3.6%
EngageSmart , Inc.
*
2,956 66,953
LiveVox Holdings, Inc.
*
21,209 76,565
New Relic, Inc.
*
12,263 1,062,834
SAP SE (Germany) 10,254 1,375,393
Splunk, Inc.
*
4,700 691,652
VMware, Inc., Class A
*(b)(c)
7,577 1,156,250
4,429,647
Specialty Retail 0.2%
ASOS plc (United
Kingdom)
*
1,085 5,242
Chico's FAS, Inc.
*
7,250 54,230
GNC Holdings, Inc.
Escrow
*(b)(c)
5,700 —
Sportsman's Warehouse
Holdings, Inc.
*
36,345 184,996
Toys R Us, Inc.
*(b)
2,810 14,050
258,518
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc. 4,740 809,450
Avid Technology, Inc.
*
7,291 197,003
Investments Shares Value
Samsung Electronics
Co. Ltd., GDR (South
Korea)
(d)
357 $ 446,420
Stratasys Ltd.
*
4,644 47,229
1,500,102
Textiles, Apparel & Luxury Goods 1.1%
Capri Holdings Ltd.
*
23,367 1,195,923
Tapestry, Inc. 7,262 200,141
1,396,064
Trading Companies & Distributors 0.7%
Brenntag SE (Germany) 4,444 330,463
IMCD NV (Netherlands) 2,702 325,309
Textainer Group Holdings
Ltd. (China) 5,230 256,897
912,669
Wireless Telecommunication Services 0.1%
Millicom International
Cellular SA
(Guatemala)
*
4,950
77,764
Total Common Stocks
(Cost $39,855,031 ) 38,253,201
Preferred Stocks 0.1%
Broadline Retail 0.0%
(a)
Qurate Retail, Inc.
8.00%, 3/15/2031 991
23,586
Trading Companies & Distributors 0.1%
Textainer Group Holdings
Ltd., Series B, 6.25%,
12/15/2026 (China)
(f)
1,400
33,950
Total Preferred Stocks
(Cost $77,863) 57,536
Principal
Amount
Corporate Bonds 0.0%
Independent Power and Renewable Electricity
Producers 0.0%
GenOn Energy, Inc. Escrow
,
9.50%,
10/15/2018
(b)(c)(g)
$ 354,000 —
9.88%,
10/15/2020
(b)(c)(g)
1,655,000 —
Total Corporate Bonds
(Cost $— ) —
Insurance Linked Securities 6.5%
2001 Cat RE Ltd. (Bermuda)
Series A, (3 Month
Treasury Bill
Rate + 12.66%),
18.17%,
1/8/2024
(h)(i)
750,000 747,750

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
14
See Notes to Consolidated Financial Statements
Investments
Principal
Amount Value
Atlas Capital Reinsurance 2020 DAC
(Ireland)
Series 2020,
(3 Month
Treasury Bill
Rate + 8.30%),
13.69%,
6/10/2024
(h)(i)
$ 700,000 $ 711,620
Gateway Re Ltd.
Series A, (1 Month
Treasury Bill
Rate + 13.00%),
18.48%,
2/24/2026
(h)(i)
250,000 263,925
Herbie Re Ltd. (Bermuda)
Series B, (3 Month
Treasury Bill
Rate + 9.72%),
15.17%,
1/8/2025
(h)(i)
750,000 746,850
Series A, (3 Month
Treasury Bill
Rate + 6.73%),
12.18%,
1/8/2025
(h)(i)
250,000 245,250
Hestia Re Ltd. (Bermuda)
Series A, (1 Month
Treasury Bill
Rate + 9.75%),
15.20%,
4/7/2026
(h)(i)
500,000 518,400
Kendall Re Ltd. (Bermuda)
Series B, (3 Month
Treasury Bill
Rate + 6.25%),
11.65%,
5/2/2024
(h)(i)
275,000 274,175
Kilimanjaro III Re Ltd. (Bermuda)
Series B, (3 Month
Treasury Bill
Rate + 9.91%),
15.42%,
12/19/2024
(h)(i)
250,000 250,750
Lightning Re
Series 2023-
1, (3 Month
Treasury Bill
Rate + 11.00%),
16.44%,
3/31/2026
(h)(i)
500,000 524,400
Matterhorn Re Ltd. (Bermuda)
(SOFR + 7.75%),
13.09%,
3/24/2025
(h)(i)
500,000 497,000
Investments
Principal
Amount Value
Mystic Re IV Ltd. (Bermuda)
Series A, (3 Month
Treasury Bill
Rate + 9.75%),
15.26%,
1/8/2024
(h)(i)
$ 750,000 $ 749,250
Northshore Re II Ltd. (Bermuda)
Series A, (3 Month
Treasury Bill
Rate + 5.75%),
11.23%,
1/8/2024
(h)(i)
500,000 499,000
Purple Re Ltd. (Bermuda)
Series A, (1 Month
Treasury Bill
Rate + 10.00%),
15.47%,
6/5/2026
(h)(i)
250,000 253,175
Tailwind RE Ltd. (Bermuda)
Series B, (3 Month
Treasury Bill
Rate + 8.75%),
14.19%,
1/8/2025
(h)(i)
750,000 732,375
Titania RE Ltd. (Bermuda)
Series A, (1 Month
Treasury Bill
Rate + 6.50%),
11.95%,
12/27/2024
(h)(i)
250,000 242,425
Series A, (1 Month
Treasury Bill
Rate + 12.25%),
17.70%,
2/27/2026
(h)(i)
750,000 802,500
Total Insurance Linked Securities
(Cost $7,686,220) 8,058,845
Loan Assignments 0.0%
(a)
Media 0.0%
(a)
Deluxe Entertainment Services Group,
Inc., 1st Lien Term Loan
,
(ICE LIBOR USD
3 Month
+ 5.00%),
12.50%
Cash/1.50%
PIK, due
3/25/2024
(b)(c)(h)(j)
14,162 5,632
Deluxe Entertainment Services Group,
Inc., 2nd Lien Term Loan
,

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
15
See Notes to Consolidated Financial Statements
All bonds are denominated in US dollars, unless noted otherwise.
Investments
Principal
Amount Value
(ICE LIBOR USD
3 Month
+ 6.00%),
13.50%
Cash/2.50%
PIK, due
9/25/2024
(b)(c)(h)(j)
$ 153,519 $ —
Total Loan Assignments
(Cost $104,127) 5,632
No. of
Rights
Rights 0.1%
Biotechnology 0.1%
Achillion Pharmaceuticals,
Inc., CVR
*(b)
23,300 11,650
Adamas Pharmaceuticals,
Inc., CVR
*(b)
24,600 1,230
Akouos , Inc., CVR
*(b)
38,850 29,137
Ambit Biosciences Corp.,
CVR
*(b)(c)
70,000 —
Clementia
Pharmaceuticals, Inc.,
CVR (France)
*(b)(c)
3,200 —
Tobira Therapeutics, Inc.,
CVR
*(b)(c)
6,900 —
42,017
Financial Services 0.0%
(a)
Resolute Forest Products,
Inc. CVR
*(b)
5,750
11,500
Health Care Equipment & Supplies 0.0%
(a)
ABIOMED, Inc., CVR
*(b)
3,300
5,775
IT Services 0.0%
(a)
Flexion Therapeutics, Inc.,
CVR
*(b)
18,500
12,025
Metals & Mining 0.0%
(a)
Kinross Gold Corp., CVR
(Canada)
*(b)(c)
4,800 3
Pan American Silver
Corp., CVR (Canada)
*
39,600 19,840
19,843
Total Rights
(Cost $71,472) 91,160
No. of
Warrants
Warrants 0.0%
(a)
Leisure Products 0.0%
(a)
Tonies SE, expiring
4/30/2026
(Germany)
*
(Cost $—)
4,329
229
Investments Shares Value
Short-Term Investments 53.6%
Investment Companies 53.6%
Fidelity Treasury Only
Portfolio, Institutional
Class, 5.29%
(k)
66,330,745 $ 66,330,745
Morgan Stanley
Institutional Liquidity
Funds Treasury
Securities Portfolio,
Institutional Class,
5.24%
(k)
1 1
Total Investment Companies
(Cost $66,330,746) 66,330,746
Total Long Positions
(Cost $114,125,459 ) 112,797,349
Short Positions (3.8)%
(l)
Common Stocks Sold Short (3.8)%
Banks (0.2)%
Atlantic Union
Bankshares Corp. (5,169) (148,919)
Provident Financial
Services, Inc. (2,632) (36,980)
(185,899)
Chemicals (0.1)%
Livent Corp. (5,282)
(77,064)
Food Products (0.0)%
(a)
J M Smucker Co. (The) (287)
(32,672)
Household Durables (0.2)%
Lennar Corp., Class A (2,240)
(238,963)
Metals & Mining (0.3)%
Newmont Corp. (10,835)
(405,987)
Oil, Gas & Consumable Fuels (2.4)%
Chevron Corp. (1,376) (200,525)
Exxon Mobil Corp. (26,025) (2,754,746)
Permian Resources Corp. (4,977) (72,515)
(3,027,786)
Retail REITs (0.0)%
(a)
Kimco Realty Corp., REIT (2,957)
(53,049)
Semiconductors & Semiconductor Equipment (0.6)%
Broadcom, Inc. (829)
(697,496)
Total Common Stocks Sold Short
(Proceeds $(4,653,886)) (4,718,916)
Total Short Positions
(Proceeds $(4,653,886)) (4,718,916)
Total Investments 87.4%
(Cost $109,471,573 ) 108,078,433
Other Assets Less Liabilities 12.6%
(m)
15,581,268
Net Assets 100.0% $123,659,701

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
16
See Notes to Consolidated Financial Statements
* Non-income producing security.
(a) Represents less than 0.05% of net assets of the Fund.
(b) Value determined using significant unobservable inputs.
(c) Security fair valued as of October 31, 2023, in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023, amounted to $1,568,085, which represents
1.3% of net assets of the Fund.
(d) Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. At October 31,
2023, these securities amounted to $464,890 of long positions which represents 0.4% of net assets of the
Fund.
(e) All or a portion of this security is pledged as collateral for options written.
(f) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(g) Defaulted security.
(h) Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023, and changes periodically.
(i) Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31,
2023, these securities amounted to $8,058,845 of long positions, which represents 6.5% of net assets of the Fund.
(j) Payment in-kind security.
(k) Represents 7-day effective yield as of October 31, 2023.
(l) At October 31, 2023, the Fund had approximately $4,569,836 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.
(m) Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
Abbreviations
ADR American Depositary Receipt
CVR Contingent Value Rights
GDR Global Depositary Receipt
ICE Intercontinental Exchange
LIBOR London Interbank Offered Rate
PJSC Public Joint Stock Company
SA Société Anonyme
USD United States Dollar

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
17
See Notes to Consolidated Financial Statements
LONG POSITIONS BY COUNTRY
Country
Investments at
Value
Percentage of
Net Assets
United States $ 26,890,472 21.7%
Bermuda 6,558,900 5.3%
China 2,564,376 2.1%
Germany 2,079,225 1.7%
United Kingdom 1,277,771 1.0%
Brazil 1,179,755 1.0%
Ireland 711,620 0.6%
Luxembourg 693,273 0.6%
Israel 675,315 0.6%
Hong Kong 629,567 0.5%
South Korea 530,297 0.4%
Australia 503,723 0.4%
Netherlands 396,241 0.3%
Canada 390,741 0.3%
Switzerland 328,187 0.3%
India 195,781 0.2%
Belgium 182,409 0.2%
Jordan 175,509 0.1%
Taiwan 174,778 0.1%
Mexico 163,149 0.1%
Guatemala 77,764 0.1%
Sweden 43,610 0.0%
(a)
Spain 30,742 0.0%
(a)
Colombia 13,398 0.0%
(a)
Short-Term Investments and Other Assets-Net 81,912,014 66.2%
Short Positions (See summary below) (4,718,916) (3.8)%
$ 123,659,701 100.0%
SHORT POSITIONS BY COUNTRY
Country
Investments at
Value
Percentage of
Net Assets
United States $ (4,718,916) (3.8)%
Total Short Positions $(4,718,916) (3.8)%
(a) Represents less than 0.05% of net assets of the Fund.

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
18
See Notes to Consolidated Financial Statements
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:
Description
Number of
Contracts
Expiration
Date
Notional
Amount
Value and
Unrealized
Appreciation/
(Depreciation)
Long Contracts
Brent Crude Oil 1 11/2023 $ 85,020 $ (4,971)
NY Harbor ULSD 1 11/2023 122,220 (1,405)
100 oz Gold 6 12/2023 1,196,580 15,528
Brent Crude Oil 1 12/2023 84,450 (4,541)
Cocoa 14 12/2023 534,380 18,363
Euro-Bund 2 12/2023 272,969 2,247
Euro-OAT 1 12/2023 130,453 327
Foreign Exchange MXN/USD 2 12/2023 55,140 (2,494)
Foreign Exchange USD/NOK 1 12/2023 99,830 4,350
Foreign Exchange ZAR/USD 2 12/2023 53,425 972
Live Cattle 1 12/2023 73,420 (1,412)
LME Copper Base Metal 1 12/2023 91,225 (252)
Low Sulphur Gasoil 1 12/2023 85,075 (6,001)
Soybean Meal 7 12/2023 301,700 6,242
Brent Crude Oil 1 1/2024 83,890 (2,611)
Fcoj -a 1 1/2024 57,555 (610)
Robusta Coffee 6 1/2024 141,960 (4,351)
WTI Crude Oil 1 1/2024 79,960 (6,592)
Sugar No. 11 19 2/2024 576,475 (936)
Cocoa 1 3/2024 38,470 (113)
3 Month SONIA 12 9/2024 3,460,022 2,172
WTI Crude Oil 1 11/2024 75,690 (1,652)
3 Month SONIA 7 12/2024 2,022,600 841
3 Month EURIBOR 10 3/2025 2,566,818 920
3 Month SONIA 2 3/2025 579,132 255
3 Month SONIA 6 6/2025 1,740,494 449
3 Month SONIA 3 9/2025 871,295 832
3 Month SONIA 8 12/2025 2,325,277 887
3 Month EURIBOR 16 3/2026 4,113,681 240
3 Month SONIA 5 3/2026 1,454,058 935
3 Month SONIA 8 6/2026 2,327,344 751
Total Long Contracts $ 25,700,608 $18,370

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
19
See Notes to Consolidated Financial Statements
Description
Number of
Contracts
Expiration
Date
Notional
Amount
Value and
Unrealized
Appreciation/
(Depreciation)
Short Contracts
CAC 40 10 Euro Index (2) 11/2023 $ (145,954) $ 3,377
Hang Seng Index (4) 11/2023 (438,171) 1,675
HSCEI (18) 11/2023 (677,307) 1,551
IFSC NIFTY 50 Index (3) 11/2023 (114,978) 2,332
MSCI Singapore Index (26) 11/2023 (516,430) 786
Natural Gas (1) 11/2023 (35,750) (1,282)
OMXS30 Index (5) 11/2023 (93,091) 2,541
SGX FTSE China A50 Index (46) 11/2023 (551,862) (6,848)
SGX FTSE Taiwan Index (2) 11/2023 (110,100) 298
Australia 10 Year Bond (17) 12/2023 (1,167,305) 59,421
Australia 3 Year Bond (58) 12/2023 (3,839,843) 45,056
Canada 10 Year Bond (19) 12/2023 (1,574,667) 26,821
Canada 10 Year Bond (5) 12/2023 (414,386) 12,473
Corn (13) 12/2023 (311,187) 3,743
EURO STOXX 50 Index (4) 12/2023 (172,259) 5,142
Euro- Bobl (28) 12/2023 (3,445,301) (3,675)
Euro-BTP (2) 12/2023 (233,248) (1,968)
Euro-BTP (1) 12/2023 (116,624) 4,483
Euro-Bund (13) 12/2023 (1,774,296) 12,139
Euro- Buxl (4) 12/2023 (509,666) (239)
Euro-OAT (9) 12/2023 (1,174,078) 572
Euro-Schatz (44) 12/2023 (4,896,569) (5,190)
Foreign Exchange AUD/USD (138) 12/2023 (8,765,760) 107,364
Foreign Exchange CAD/USD (5) 12/2023 (360,825) 3,276
Foreign Exchange CHF/USD (8) 12/2023 (1,105,300) 22,327
Foreign Exchange EUR/USD (87) 12/2023 (11,530,219) 183,812
Foreign Exchange GBP/USD (37) 12/2023 (2,810,613) 71,579
Foreign Exchange JPY/USD (3) 12/2023 (249,244) 9,150
Foreign Exchange NZD/USD (3) 12/2023 (174,705) 2,512
FTSE 100 Index (3) 12/2023 (267,205) 1,631
FTSE/JSE Top 40 Index (3) 12/2023 (103,689) 5,471
Japan 10 Year Bond (4) 12/2023 (3,793,502) 27,227
KC HRW Wheat (9) 12/2023 (283,162) 26,940
Lean Hogs (1) 12/2023 (28,690) (2,163)
Long Gilt (11) 12/2023 (1,245,545) (10,378)
Long Gilt (2) 12/2023 (226,463) 3,292
Milling Wheat No. 2 (25) 12/2023 (303,542) 4,424
MSCI Emerging Markets E-Mini Index (12) 12/2023 (551,520) 12,568
Palladium (2) 12/2023 (225,220) 16,354
Russell 2000 E-Mini Index (7) 12/2023 (583,940) 24,413

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
20
See Notes to Consolidated Financial Statements
Description
Number of
Contracts
Expiration
Date
Notional
Amount
Value and
Unrealized
Appreciation/
(Depreciation)
S&P 500 E-Mini Index (9) 12/2023 $ (1,895,513) $ 153,838
S&P/TSX 60 Index (2) 12/2023 (327,384) 2,686
Short-Term Euro-BTP (21) 12/2023 (2,321,778) (14,227)
Soybean Oil (2) 12/2023 (61,704) 2,257
SPI 200 Index (4) 12/2023 (430,280) 8,256
U.S. Treasury 2 Year Note (16) 12/2023 (3,238,750) 5,919
U.S. Treasury 5 Year Note (30) 12/2023 (3,134,297) 22,457
U.S. Treasury 10 Year Note (21) 12/2023 (2,229,609) 51,051
U.S. Treasury 10 Year Note (15) 12/2023 (1,592,578) 47,971
U.S. Treasury Long Bond (10) 12/2023 (1,094,375) 46,955
U.S. Treasury Ultra Bond (5) 12/2023 (562,812) 30,649
Wheat (10) 12/2023 (278,125) 13,325
Canola (24) 1/2024 (234,713) 13,880
Platinum (2) 1/2024 (94,490) (3,041)
Rapeseed (9) 1/2024 (205,099) 1,684
Soybean (1) 1/2024 (65,525) 135
3 Month Canadian Bankers Acceptance (16) 3/2024 (2,726,375) (4,763)
Corn (2) 3/2024 (49,300) (5)
Wheat (2) 3/2024 (58,525) 895
3 Month Canadian Bankers Acceptance (9) 6/2024 (1,536,101) (4,557)
3 Month Canadian Bankers Acceptance (1) 9/2024 (171,192) (674)
3 Month EURIBOR (3) 9/2024 (766,871) (2,118)
3 Month SOFR (40) 12/2024 (9,508,500) 1,940
3 Month SOFR (38) 3/2025 (9,058,725) 4,194
3 Month SOFR (37) 6/2025 (8,842,537) (853)
3 Month SOFR (12) 9/2025 (2,872,800) 312
3 Month SOFR (28) 12/2025 (6,708,800) 4,203
3 Month SOFR (8) 3/2026 (1,917,200) (129)
3 Month SOFR (28) 6/2026 (6,709,500) 12,753
3 Month SOFR (31) 6/2027 (7,420,625) 7,959
Total Short Contracts $ (131,036,299) $1,075,959
Total Futures $1,094,329
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $13,971,708 for long positions and $(104,739,787) for short positions. At October 31, 2023, the Fund had $2,291,856 deposited in segregated accounts to cover margin requirements on open futures.

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
21
See Notes to Consolidated Financial Statements
Forward foreign currency contracts ("forward contracts")
At October 31, 2023, open forward contracts for the Fund were as follows:
Currenc y Purchased Currency Sold Counterparty
Settlement
Date
Net
Unrealized
Appreciation/
(Depreciation)
USD 2,759,867 CHF 2,485,806 JPM 11/15/2023 $ 23,283
USD 11,258 SEK 123,299 JPM 11/15/2023 206
AUD 8,820,000 JPY 830,696,838 SG 12/20/2023 77,698
AUD 140,000 USD 88,691 SG 12/20/2023 265
BRL** 1,900,000 USD 371,788 SG 12/20/2023 2,936
CHF 240,000 USD 264,241 SG 12/20/2023 1,093
CLP** 250,130,000 USD 274,263 SG 12/20/2023 4,383
CZK 6,600,000 USD 282,504 SG 12/20/2023 1,444
EUR 11,221 PLN 50,000 SG 12/20/2023 48
EUR 30,000 TRY 935,610 SG 12/20/2023 33
EUR 420,000 USD 444,548 SG 12/20/2023 881
GBP 40,000 USD 48,564 SG 12/20/2023 73
HUF 196,240,000 USD 535,333 SG 12/20/2023 3,673
ILS 1,000,000 USD 246,949 SG 12/20/2023 1,149
INR** 135,790,000 USD 1,627,652 SG 12/20/2023 547
MXN 190,000 USD 10,438 SG 12/20/2023 16
PHP** 13,040,000 USD 229,565 SG 12/20/2023 66
PLN 6,500,000 EUR 1,418,854 SG 12/20/2023 35,997
PLN 3,960,000 USD 919,570 SG 12/20/2023 19,110
SGD 510,000 USD 373,164 SG 12/20/2023 142
THB 29,440,000 USD 813,868 SG 12/20/2023 8,857
TRY 2,825,026 EUR 90,000 SG 12/20/2023 521
TRY 870,000 USD 29,291 SG 12/20/2023 264
USD 3,729,643 AUD 5,800,000 SG 12/20/2023 44,303
USD 794,218 BRL** 3,980,000 SG 12/20/2023 9,271
USD 6,930,547 CAD 9,430,000 SG 12/20/2023 124,642
USD 2,356,264 CHF 2,100,000 SG 12/20/2023 34,606
USD 349,385 CLP** 313,060,000 SG 12/20/2023 633
USD 1,092,260 CZK 25,080,000 SG 12/20/2023 13,251
USD 1,578,366 EUR 1,470,000 SG 12/20/2023 19,363
USD 1,425,863 GBP 1,160,000 SG 12/20/2023 15,383
USD 2,118,568 ILS 8,110,000 SG 12/20/2023 106,496
USD 2,630,044 INR** 219,050,000 SG 12/20/2023 3,512

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
22
See Notes to Consolidated Financial Statements
Currency Purchased Currency Sold Counterparty
Settlement
Date
Net
Unrealized
Appreciation/
(Depreciation)
USD 5,053,757 JPY 741,570,000 SG 12/20/2023 $ 120,143
USD 1,116,033 KRW** 1,482,270,000 SG 12/20/2023 17,429
USD 1,093,599 MXN 19,430,000 SG 12/20/2023 24,557
USD 2,599,537 NOK 27,990,000 SG 12/20/2023 90,249
USD 2,995,109 NZD 5,080,000 SG 12/20/2023 35,008
USD 877,528 PHP** 49,750,000 SG 12/20/2023 1,442
USD 2,991,215 SEK 33,030,000 SG 12/20/2023 24,912
USD 3,766,888 SGD 5,120,000 SG 12/20/2023 19,181
USD 1,140,518 THB 40,440,000 SG 12/20/2023 10,390
USD 332,527 TRY 9,740,000 SG 12/20/2023 1,649
ZAR 13,060,000 USD 688,578 SG 12/20/2023 9,159
GBP 13,386 USD 16,251 JPM 12/29/2023 27
USD 10,130 AUD 15,693 JPM 12/29/2023 155
USD 364,183 CAD 492,766 JPM 12/29/2023 8,459
USD 2,375 GBP 1,938 JPM 12/29/2023 18
USD 12,359 HKD 96,566 JPM 12/29/2023 8
Total unrealized appreciation $ 916,931
Currenc y Purchased Currency Sold Counterparty
Settlement
Date
Net
Unrealized
Appreciation/
(Depreciation)
GBP 45,916 USD 55,822 JPM 11/15/2023 $ (8)
USD 3,739,014 EUR 3,548,799 JPM 11/15/2023 (17,991)
AUD 30,000 JPY 2,872,281 SG 12/20/2023 (47)
AUD 5,040,000 USD 3,248,390 SG 12/20/2023 (45,954)
BRL** 6,090,000 USD 1,223,955 SG 12/20/2023 (22,871)
CAD 4,180,000 USD 3,095,973 SG 12/20/2023 (79,146)
CHF 1,410,000 USD 1,581,068 SG 12/20/2023 (22,243)
CZK 28,160,000 USD 1,221,503 SG 12/20/2023 (9,985)
EUR 729,722 PLN 3,400,000 SG 12/20/2023 (32,029)
EUR 1,120,000 TRY 35,330,295 SG 12/20/2023 (12,399)
EUR 1,830,000 USD 1,947,893 SG 12/20/2023 (7,092)
GBP 490,000 USD 601,966 SG 12/20/2023 (6,160)
HUF 55,660,000 USD 153,617 SG 12/20/2023 (738)
ILS 1,980,000 USD 504,704 SG 12/20/2023 (13,470)
INR** 187,540,000 USD 2,251,184 SG 12/20/2023 (2,476)

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
23
See Notes to Consolidated Financial Statements
Currency Purchased Currency Sold Counterparty
Settlement
Date
Net
Unrealized
Appreciation/
(Depreciation)
JPY 567,193,685 AUD 6,060,000 SG 12/20/2023 $ (77,049)
JPY 261,030,000 USD 1,767,059 SG 12/20/2023 (30,442)
KRW** 1,118,420,000 USD 836,315 SG 12/20/2023 (7,383)
MXN 21,530,000 USD 1,236,589 SG 12/20/2023 (52,008)
NOK 9,090,000 USD 851,140 SG 12/20/2023 (36,226)
NZD 3,060,000 USD 1,824,477 SG 12/20/2023 (41,422)
PHP** 16,880,000 USD 297,478 SG 12/20/2023 (225)
PLN 3,570,000 EUR 800,444 SG 12/20/2023 (2,678)
PLN 1,570,000 USD 374,115 SG 12/20/2023 (1,964)
SEK 22,370,000 USD 2,053,451 SG 12/20/2023 (44,485)
SGD 4,130,000 USD 3,033,095 SG 12/20/2023 (10,040)
THB 420,000 USD 11,854 SG 12/20/2023 (117)
TRY 11,220,731 EUR 360,000 SG 12/20/2023 (616)
TRY 330,000 USD 11,280 SG 12/20/2023 (70)
USD 2,014,453 AUD 3,180,000 SG 12/20/2023 (6,131)
USD 846,158 BRL** 4,330,000 SG 12/20/2023 (7,817)
USD 43,261 CAD 60,000 SG 12/20/2023 (43)
USD 385,439 CHF 350,000 SG 12/20/2023 (1,505)
USD 69,435 CLP** 64,610,000 SG 12/20/2023 (2,541)
USD 575,604 CZK 13,480,000 SG 12/20/2023 (4,340)
USD 1,765,184 EUR 1,670,000 SG 12/20/2023 (5,930)
USD 861,338 GBP 710,000 SG 12/20/2023 (1,974)
USD 598,936 HUF 221,660,000 SG 12/20/2023 (9,891)
USD 12,366 ILS 50,000 SG 12/20/2023 (39)
USD 2,967,026 INR** 247,870,000 SG 12/20/2023 (5,071)
USD 364,190 KRW** 492,260,000 SG 12/20/2023 (656)
USD 259,245 MXN 4,770,000 SG 12/20/2023 (3,201)
USD 36,620 NOK 410,000 SG 12/20/2023 (136)
USD 843,499 NZD 1,450,000 SG 12/20/2023 (1,411)
USD 500,881 PHP** 28,520,000 SG 12/20/2023 (1,349)
USD 1,072,905 PLN 4,650,000 SG 12/20/2023 (29,329)
USD 544,417 SEK 6,070,000 SG 12/20/2023 (709)
USD 1,116,798 SGD 1,530,000 SG 12/20/2023 (3,123)
USD 160,193 THB 5,850,000 SG 12/20/2023 (3,291)
USD 250,210 TRY 7,430,000 SG 12/20/2023 (2,194)

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
24
See Notes to Consolidated Financial Statements
Currency Purchased Currency Sold Counterparty
Settlement
Date
Net
Unrealized
Appreciation/
(Depreciation)
USD 1,176,743 ZAR 22,540,000 SG 12/20/2023 $ (27,467)
AUD 365,283 USD 233,555 JPM 12/29/2023 (1,380)
CAD 109,075 USD 79,801 JPM 12/29/2023 (1,060)
GBP 1,938 USD 2,389 JPM 12/29/2023 (32)
HKD 96,566 USD 12,357 JPM 12/29/2023 (7)
USD 22,664 AUD 35,736 JPM 12/29/2023 (49)
USD 16,855 CAD 23,391 JPM 12/29/2023 (31)
USD 121,522 GBP 99,962 JPM 12/29/2023 (37)
Total unrealized depreciation $ (698,078)
Net unrealized appreciation $218,853
**        Non-deliverable forward.
For the year ended October 31, 2023, the average notional value for the months where the Fund had forward contracts outstanding was $3,196,804.
Equity swap contracts ("equity swaps")
At October 31, 2023, the Fund had outstanding equity swaps as follows:
Over the counter equity swaps — Long
(a)
Counterparty
Reference
Entity
Notional
Amount
Maturity
Date
Variable-
Rate
(b)
Spread
Reference
Rate
Frequency
of Fund
Receipt/
Payment
Value
and
Unrealized
Appreciation/
(Depreciation)
MS adidas AG EUR 537,548 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M $ 100,630
JPM Alliance Aviation
Services Ltd.
AUD 34,615 7/15/2024 4.72% 0.65% 1D RBACR T/1M 1,599
MS Amundi SA EUR 1,397,553 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (421,709)
MS Anima Holding SpA EUR 353,888 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (17,158)
JPM Applus Services SA EUR 194,115 7/5/2024 4.53% 0.65% 1D ESTR T/1M 1,993
JPM Ascential plc GBP 6,545 11/4/2024 5.59% 0.40% 1D SONIA T/1M (8)
MS Aspen Pharmacare
Holdings Ltd.
USD 60,786 12/15/2023 6.23% 0.90% 1D FEDEF T/1M (8,338)
MS Brenntag SE EUR 641,318 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (2,483)
MS Bureau Veritas SA EUR 601,204 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (132,254)
JPM Chr Hansen
Holding A/S
DKK 1,251,222 1/2/2024 4.30% 0.40% 1M CIBOR T/1M (8,445)
MS Croda International
plc
GBP 41,109 12/3/2024 5.83% 0.64% 1D SONIA T/1M (21,897)
MS Danone SA EUR 1,116,880 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M 116,421
JPM Dechra
Pharmaceuticals plc
GBP 808,553 6/6/2024 5.59% 0.40% 1D SONIA T/1M 39,312
MS Elis SA EUR 413,931 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (31,641)
JPM Entain plc GBP 106,475 2/8/2024 5.59% 0.40% 1D SONIA T/1M (62,310)
JPM ESI Group EUR 32,035 9/4/2024 4.28% 0.40% 1D ESTR T/1M (373)
JPM Estia Health Ltd. AUD 158,600 8/12/2024 4.72% 0.65% 1D RBACR T/1M (1,565)
MS Eurofins Scientific
SE
EUR 215,905 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (94,376)

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
25
See Notes to Consolidated Financial Statements
Counterparty
Reference
Entity
Notional
Amount
Maturity
Date
Variable-
Rate
(b)
Spread
Reference
Rate
Frequency
of Fund
Receipt/
Payment
Value
and
Unrealized
JPM Gresham House plc GBP 30,629 7/24/2024 5.59% 0.40% 1D SONIA T/1M $ 748
MS Heidelberg
Materials AG
EUR 548,182 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M 51,256
MS Hermes
International SCA
EUR 223,469 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M 7,113
MS Holcim AG CHF 420,207 2/15/2024 2.28% 0.58% 1D SARON T/1M 2,657
MS Hypera SA USD 82,446 7/15/2024 5.98% 0.65% 1D FEDEF T/1M (45,542)
JPM IMAX China
Holding, Inc.
HKD 654,250 7/17/2024 4.48% 0.00% 1D HONIA T/1M (26,381)
MS ITV plc GBP 105,367 12/3/2024 5.83% 0.64% 1D SONIA T/1M (41,580)
JPM JSR Corp. JPY 72,342,000 7/16/2024 0.33% 0.35% 1D MUTSC T/1M (6,251)
MS Kering SA EUR 560,622 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (276,328)
JPM Link Administration
Holdings Ltd.
AUD 10,441 12/29/2023 4.72% 0.65% 1D RBACR T/1M (12,311)
MS LVMH Moet
Hennessy Louis
Vuitton SE
EUR 183,464 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (39,095)
MS NAVER Corp. USD 65,355 8/15/2024 6.83% 1.50% 1D FEDEF T/1M (12,779)
JPM Network
International
Holdings plc
GBP 637,330 5/7/2024 5.59% 0.40% 1D SONIA T/1M 9,892
JPM Orange Belgium SA EUR 13,567 12/11/2023 4.28%
- 5.38%
0.40%
- 0.50%
1D ESTR T/1M (3,931)
JPM Origin Energy Ltd. AUD 955,162 3/28/2024 4.72% 0.65% 1D RBACR T/1M 56,912
JPM R&Q Insurance
Holdings Ltd.
GBP 689 4/11/2024 5.59% 0.40% 1D SONIA T/1M (3,705)
MS Ryanair Holdings
plc
EUR 205,936 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (12,820)
MS SAP SE EUR 239,665 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M 34,707
JPM Siltronic AG EUR 74,104 2/7/2024 4.53% 0.65% 1D ESTR T/1M 3,830
MS Smith & Nephew
plc
GBP 450,428 12/3/2024 5.83% 0.64% 1D SONIA T/1M (160,044)
JPM Spire Healthcare
Group plc
GBP 19,742 6/20/2024 5.59% 0.40% 1D SONIA T/1M (1,130)
MS Stroeer SE & Co.
KGaA
EUR 137,633 2/15/2024 4.47% 0.60% 1M EURIBOR T/1M (29,107)
JPM Telecom Italia SpA EUR 13,286 11/24/2023 4.53% 0.65% 1D ESTR T/1M 1,431
JPM Vitesco
Technologies
Group AG
EUR 69,536 10/28/2024 4.53% 0.65% 1D ESTR T/1M 429
Total long positions of equity swaps $(1,044,631)
Over the counter equity swaps — Short
(c)
Counterparty
Reference
Entity
Notional
Amount
Maturity
Date
Variable-
Rate
(b)
Spread
Reference
Rate
Frequency
of Fund
Receipt/
Payment
Value
and
Unrealized
Appreciation/
(Depreciation)
MS Air Liquide SA EUR (558,928) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T $ (65,852)
MS Allianz SE
(Registered)
EUR (432,522) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T (3,605)
MS AXA SA EUR (280,584) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T 1,800
MS BASF SE EUR (184,371) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T 33,407

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
26
See Notes to Consolidated Financial Statements
Purchased option contracts (“options purchased”)
At October 31, 2023, the Fund did not have any outstanding options purchased.
Counterparty
Reference
Entity
Notional
Amount
Maturity
Date
Variable-
Rate
(b)
Spread
Reference
Rate
Frequency
of Fund
Receipt/
Payment
Value
and
Unrealized
MS Bayerische Motoren
Werke AG
EUR (125,223) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T $ 15,253
MS Deutsche Post AG EUR (259,562) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T 31,447
MS Enel SpA EUR (134,844) 2/15/2024 3.48% (0.40)% 1D ESTR 1M/T (15,238)
MS Engie SA EUR (272,623) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T (34,845)
JPM Grifols SA USD (27,250) 4/15/2024 4.92% (0.40)% 1D OBFR 1M/T (1,982)
MS H & M Hennes &
Mauritz AB
SEK (1,921,043) 10/21/2024 3.60% (0.40)% 1W STIBOR 1M/T 18,684
MS Hannover Rueck SE EUR (293,911) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T (45,382)
MS Marks & Spencer
Group plc
GBP (266,085) 12/3/2024 4.89% (0.30)% 1D SONIA 1M/T (83,723)
MS Merck & Co., Inc. USD (199,033) 12/15/2023 4.98% (0.35)% 1D FEDEF 1M/T 12,026
MS Next plc GBP (199,361) 12/3/2024 4.89% (0.30)% 1D SONIA 1M/T (9,563)
JPM Novozymes A/S DKK (1,263,551) 1/2/2024 3.15%
- 3.30%
(0.75)%
- (0.60)%
1M CIBOR 1M/T 21,066
MS Schneider Electric
SE
EUR (362,740) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T 16,192
JPM Smurfit Kappa
Group plc
USD (121,159) 9/16/2024 4.57% (0.75)% 1D OBFR 1M/T 4,820
MS Swisscom AG
(Registered)
CHF (263,296) 2/15/2024 1.35% (0.35)% 1D SARON 1M/T 14,251
MS Telefonica SA EUR (109,136) 2/15/2024 3.48% (0.40)% 1D ESTR 1M/T 156
MS Tencent Holdings
Ltd.
USD (221,744) 7/23/2025 4.93% (0.40)% 1D FEDEF 1M/T 23,259
MS Vinci SA EUR (364,844) 2/15/2024 3.53% (0.35)% 1D ESTR 1M/T 10,809
Total short positions of equity swaps $(57,020)
Total long and short positions of equity swaps $(1,101,651)
Total financing costs and other receivables/(payables) of equity swaps $9,511
Total long and short positions including financing costs and other receivables/(payables) of equity swaps $(1,092,140)
(a)          The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total tttttttttttt return on the reference entity.
(b)          Effective rate at October 31, 2023.
(c)          The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total
t return on the reference entity.
For the year ended October 31, 2023, the average notional value for the months where the Fund had equity swaps outstanding was $14,120,293 for long positions and $(5,719,156) for short positions.
At October 31, 2023, the Fund had cash collateral of $2,590,000, $3,860,000 and $1,063,292 deposited in a segregated account for JPMorgan Chase Bank, NA, Morgan Stanley Capital Services LLC and Societe Generale ,
respectively, to cover collateral requirements on over the counter derivatives.

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
27
See Notes to Consolidated Financial Statements
Written option contracts ("options written")
At October 31, 2023, the Fund had outstanding options written as follows:
Description
Number of
Contracts
Notional
Amount
Exercise
Price
Expiration
Date Value
Calls
Food Products
Sovos Brands, Inc. 13 $ (28,223) $ 25.00 11/17/2023
$ —
(a)(b)
Total options written (premium received $182) $—
(a)  Value determined using significant unobservable inputs.
(b)  Security fair valued as of October 31, 2023, in accordance with procedures approved by the valuation designee.
For the year ended October 31, 2023, the average market value for the months where the Fund had options purchased and written was $18,383 for options purchased and $(662) for options written. At October 31, 2023, the Fund had securities pledged in the amount of $28,223 to JPMorgan Chase Bank, NA to cover collateral requirements for options.
Abbreviations
CIBOR Copenhagen Interbank Offered Rate
ESTR Euro Short-Term Rate
EURIBOR       Euro Interbank Offered Rate
FEDEF           Federal Funds Floating Rate
FTSE Financial Times Stock Exchange
HONIA Hong Kong Overnight Index Average
HSCEI Hang Seng China Enterprises Index
JPM               JPMorgan Chase Bank, NA
JSE Johannesburg Stock Exchange
MS                 Morgan Stanley Capital Services LLC
MSCI Morgan Stanley Capital International
MUTSC Bank of Japan Unsecured Overnight Call Rate
OBFR Overnight Bank Funding Rate
OMX Stockholm Stock Exchange
RBACR Reserve Bank of Australia Cash Rate
SARON           Swiss Average Overnight Rate
SG                   Societe Generale
SGX Singapore Exchange
SOFR Secured Overnight Financing Rate
SPI Australian Benchmark Index
SONIA           Sterling Overnight Index Average Rate
STIBOR         Stockholm Interbank Offered Rate
TSX Toronto Stock Exchange
T                   Termination Date
1D                 One Day
1M                 One Month

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
28
See Notes to Consolidated Financial Statements
1W                 One Week
Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CLP Chilean Peso
CZK Czech Republic Koruna
DKK Danish Krone
EUR Euro
GBP Pound Sterling
HKD Hong Kong Dollar
HUF Hungarian Forint
ILS Israeli New Shekel
INR Indian Rupee
JPY Japanese Yen
KRW Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PHP Philippine Peso
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
THB Thailand Baht
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand
The following is a summary, categorized by Level (See Note A of the Notes to Consolidated Financial Statements),
of inputs used to value the Fund's investments as of October 31, 2023:
Asset Valuation Inputs Level 1 Level 2 Level 3
*
Total
Investments:
Common Stocks
Broadline Retail $ 3,311,838 $ 232,719 $ — $ 3,544,557
Capital Markets 426,112 — 915 427,027
Consumer Staples Distribution & Retail 1,086,777 — — 1,086,777
Diversified Telecommunication Services 49,827 — 298,660 348,487
Food Products 894,636 1,368,366 — 2,263,002
Health Care Providers & Services 812,248 84,578 — 896,826
Insurance 345,058 629,567 — 974,625
Interactive Media & Services 2,405,285 25,352 — 2,430,637
Life Sciences Tools & Services 43,610 629,166 — 672,776
Media 861,486 330,328 — 1,191,814
Metals & Mining 183,742 610,642 — 794,384

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
29
See Notes to Consolidated Financial Statements
Asset Valuation Inputs (cont’d) Level 1 Level 2 Level 3
*
Total
Oil, Gas & Consumable Fuels $ 3,257,395 $ 42,961 $ — $ 3,300,356
Passenger Airlines 65,917 — 144 66,061
Pharmaceuticals 210,118 1,046,052 — 1,256,170
Professional Services — 292,054 — 292,054
Semiconductors & Semiconductor Equipment 620,069 70,932 — 691,001
Software 1,898,004 1,375,393 1,156,250 4,429,647
Specialty Retail 239,226 5,242 14,050 258,518
Technology Hardware, Storage & Peripherals 1,053,682 446,420 — 1,500,102
Trading Companies & Distributors 256,897 655,772 — 912,669
Other Common Stocks
(a)
10,915,711 — — 10,915,711
Total Common Stocks 28,937,638 7,845,544 1,470,019 38,253,201
Preferred Stocks
(a)
57,536 — — 57,536
Corporate Bonds
(a)
— — — —
Insurance Linked Securities
(a)
— 8,058,845 — 8,058,845
Loan Assignments
(a)
— — 5,632 5,632
Rights
Biotechnology — — 42,017 42,017
Financial Services — — 11,500 11,500
Health Care Equipment & Supplies — — 5,775 5,775
IT Services — — 12,025 12,025
Metals & Mining 19,840 — 3 19,843
Total Rights 19,840 — 71,320 91,160
Warrants
(a)
229 — — 229
Short-Term Investments — 66,330,746 — 66,330,746
Total Long Positions $29,015,243 $82,235,135 $1,546,971 $112,797,349
(a) The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
* The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:
Common
Stocks
(a)(b)
Corporate
Bonds
(a)(c)
Loan
Assignments
(a)
Rights
(a)(b)
Warrants
(a)
Total
Assets:
Investments in Securities:
Beginning Balance as of November 1, 2022 $248,739 $– $5,738 $149,146 $8 $403,631
Transfers into Level 3 424,297 – – – – 424,297
Transfers out of Level 3 – – – – – –
Accrued discounts/(premiums) – – – – – –
Realized gain/(loss) 216,464 – (199) 170,400 – 386,665
Change in unrealized appreciation/
(depreciation) 84,891 – (3,461) (120,049) 6 (38,613)
Purchases 845,873 – 3,991 42,223 – 892,087
Sales (350,245) – (437) (170,400) (14) (521,096)
Balance as of October 31, 2023 $1,470,019 $– $5,632 $71,320 $– $1,546,971
Net change in unrealized appreciation/
(depreciation) on investments still held as
of October 31, 2023 $(5,836) $– $(3,461) $(114,110) $– $(123,407)

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
30
See Notes to Consolidated Financial Statements
(a) As of the year ended October 31, 2023, these securities were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets; therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.
(b) These securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.
(c) The reconciliation between beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used is not presented as all values are zero.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements) ,
of inputs used to value the Fund's short investments as of October 31, 2023 :
Liability Valuation Inputs Level 1 Level 2 Level 3 Total
Investments:
Common Stocks Sold Short
(a)
$ (4,718,916) $ — $ — $ (4,718,916)
Total Short Positions $(4,718,916) $— $— $(4,718,916)
(a) The Consolidated Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
The following is a summary, categorized by level (see Note A of the Notes to Consolidated Financial Statements),
of inputs used to value the Fund's derivatives as of October 31, 2023:
Other Financial Instruments Level 1 Level 2 Level 3
*
Total
Futures
(a)
Assets $ 1,194,380 $ — $ — $ 1,194,380
Liabilities (100,051) — — (100,051)
Forward contracts
(a)
Assets — 916,931 — 916,931
Liabilities — (698,078) — (698,078)
Swaps
Assets — 645,686 — 645,686
Liabilities — (1,737,826) — (1,737,826)
Options Written
Liabilities — — — —
Total
$ 1,094,329 $ (873,287) $ — $ 221,042
(a) Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instruments.

Consolidated Schedule of Investments Absolute Return Multi-Manager
Fund^
(cont’d)
31
See Notes to Consolidated Financial Statements
^       A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.
* The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:
Options Written
(a)
Other Financial Instruments:
Beginning Balance as of November 1, 2022 $–
Transfers into Level 3 –
Transfers out of Level 3 –
Accrued discounts/(premiums) –
Realized gain/(loss) –
Change in unrealized appreciation/(depreciation) 182
Purchases (182)
Sales –
Balance as of October 31, 2023 $–
Net change in unrealized appreciation/(depreciation) on
investments still held as of October 31, 2023 $182
(a) As of the year ended October 31, 2023, these securities were fair valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets; therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

32
Consolidated Statement of Assets and Liabilities
Neuberger Berman Alternative Funds
See Notes to Consolidated Financial Statements
ABSOLUTE RETURN
MULTI-MANAGER
FUND
October 31, 2023
Assets
Investments in securities, at value* (Note A)—see Consolidated Schedule of Investments:
Unaffiliated issuers
(a)
$112,797,349
Cash 1,835,315
Due from brokers 71,192
Foreign currency
(b)
71,323
Cash collateral segregated for short sales (Note A) 4,569,836
Cash collateral segregated for over the counter derivatives (Note A) 7,513,292
Dividends and interest receivable 512,753
Receivable for securities sold 245,832
Receivable for Fund shares sold 801
Deposits with brokers for futures contracts (Note A) 2,291,856
Receivable for variation margin on futures contracts (Note A) 462,858
Receivable from administrator—net (Note B) 50,106
Over the counter swap contracts, at value (Note A) 645,686
Receivable for forward foreign currency contracts (Note A) 916,931
Prepaid expenses and other assets 80,484
Total Assets 132,065,614
Liabilities
Investments sold short, at value (Note A)
(c)
4,718,916
Options contracts written, at value (Note A)
(d)
—
Over the counter swap contracts, at value (Note A) 1,737,826
Payable to investment manager—net (Note B) 181,641
Payable for securities purchased 631,944
Payable for Fund shares redeemed 135,510
Payable for forward foreign currency contracts (Note A) 698,078
Payable to trustees 4,371
Payable for audit fees 125,796
Payable for custodian and accounting fees 114,844
Other accrued expenses and payables 56,987
Total Liabilities 8,405,913
Net Assets $123,659,701
Net Assets consist of:
Paid-in capital $235,671,901
Total distributable earnings/(losses) (112,012,200)
Net Assets $123,659,701

Neuberger Berman Alternative Funds
Consolidated Statement of Assets and Liabilities
(cont’d)
33
See Notes to Consolidated Financial Statements
ABSOLUTE RETURN
MULTI-MANAGER
FUND
October 31, 2023
Net Assets
Institutional Class $111,122,476
Class A 7,632,993
Class C 2,381,213
Class R6 138,446
Class E 2,384,573
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class 9,517,376
Class A 667,905
Class C 222,274
Class R6 11,849
Class E 201,762
Net Asset Value, offering and redemption price per share
Institutional Class $11.68
Class R6 $11.68
Class E $11.82
Net Asset Value and redemption price per share
Class A $11.43
Offering Price per share
Class A‡ $12.13
Net Asset Value and offering price per share
Class C
^
$10.71
*Cost of Investments:
(a) Unaffiliated issuers $114,125,459
(b) Total cost of foreign currency $71,847
(c) Proceeds from investments sold short $4,653,886
(d) Premium received from option contracts written $182
‡ On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund’s prospectus, offering price is reduced.
^ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

34
Consolidated Statement of Operations
Neuberger Berman Alternative Funds
See Notes to Consolidated Financial Statements
ABSOLUTE RETURN
MULTI-MANAGER
FUND
For the Fiscal
Year Ended
October 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers $3,985,127
Interest and other income—unaffiliated issuers 990,503
Foreign taxes withheld (48,785)
Total income
$4,926,845
Expenses:
Investment management fees (Note B) 2,309,741
Administration fees (Note B):
  Institutional Class 183,521
  Class A 21,013
  Class C 6,934
  Class R6 149
Distribution fees (Note B):
  Class A 20,205
  Class C 26,671
Shareholder servicing agent fees:
  Institutional Class 2,425
  Class A 99
  Class C 727
  Class R6 157
  Class E 111
Audit fees 116,858
Custodian and accounting fees 299,133
Insurance 2,377
Legal fees 165,489
Registration and filing fees 118,218
Shareholder reports 49,496
Trustees' fees and expenses 43,994
Dividend and interest expense on securities sold short (Note A) (7,607)
Miscellaneous and other fees 25,452
Total expenses
3,385,163
Expenses reimbursed by Management (Note B) (644,879)
Investment management fees waived (Note B) (42,119)
Expenses reduced by custodian fee expense offset arrangement (Note A) (134)
Total net expenses 2,698,031
Net investment income/(loss) $2,228,814

Neuberger Berman Alternative Funds
Consolidated Statement of Operations
(cont’d)
35
See Notes to Consolidated Financial Statements
ABSOLUTE RETURN
MULTI-MANAGER
FUND
For the Fiscal
Year Ended
October 31, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers 2,330,028
Closed short positions of unaffiliated issuers (241,362)
Settlement of forward foreign currency contracts (759,225)
Settlement of foreign currency transactions 167,671
Expiration or closing of futures contracts (2,914,707)
Expiration or closing of option contracts written 4,942
Expiration or closing of swap contracts 425,369
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers 1,298,798
Short positions of unaffiliated issuers (1,548,006)
Forward foreign currency contracts (65,351)
Foreign currency translations (210,271)
Futures contracts 596,211
Option contracts written (137)
Swap contracts (251,412)
Net gain/(loss) on investments (1,167,452)
Net increase/(decrease) in net assets resulting from operations $1,061,362

36
Consolidated Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
See Notes to Consolidated Financial Statements
ABSOLUTE RETURN
MULTI-MANAGER FUND
Fiscal
Year Ended
October 31, 2023
Fiscal
Year Ended
October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss) $2,228,814 $(854,748)
Net realized gain/(loss) on investments (987,284) 8,763,539
Change in net unrealized appreciation/(depreciation) of investments (180,168) (4,405,945)
Net increase/(decrease) in net assets resulting from operations 1,061,362 3,502,846
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class (3,684,077) (99,310)
Class A (201,196) —
Class C (48,441) —
Class R6 (794) (11,210)
Class E (82,978) —
Total distributions to shareholders (4,017,486) (110,520)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
  Institutional Class 92,015,015 82,617,337
  Class A 1,776,608 2,552,678
  Class C 669,908 820,377
  Class R6 143,172 2,911,777
  Class E 948,072 2,282,555
Proceeds from reinvestment of dividends and distributions:
  Institutional Class 3,533,508 88,773
  Class A 171,512 —
  Class C 42,218 —
  Class R6 — 11,137
  Class E 82,978 —
Payments for shares redeemed:
  Institutional Class (105,679,313) (22,946,066)
  Class A (2,510,964) (1,405,508)
  Class C (1,084,306) (1,126,611)
  Class R6 (3,931,595) (2,690,988)
  Class E (860,846) (153,393)
Net increase/(decrease) from Fund share transactions (14,684,033) 62,962,068
Net Increase/(Decrease) in Net Assets
(17,640,157) 66,354,394
Net Assets:
Beginning of year 141,299,858 74,945,464
End of year $123,659,701 $141,299,858

Notes to Consolidated Financial Statements Absolute
Return Multi-Manager Fund
37
Note A—Summary of Significant Accounting Policies:
1 General: Neuberger Berman Alternative Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended
(the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended. Neuberger
Berman Absolute Return Multi-Manager Fund (the “Fund”) is a separate operating series of the Trust and is diversified. The Fund currently offers Institutional Class shares, Class A shares, Class C shares, Class R6 shares and Class E shares. The Trust’s Board of Trustees (the “Board”) may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.
The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other series of the Trust.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards
Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”
The preparation of financial statements in accordance with U.S. generally accepted accounting principles
(“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
The Fund invests in commodity-related instruments through Neuberger Berman Cayman ARMM Fund I Ltd.
(the “Subsidiary”), which is organized under the laws of the Cayman Islands. The Fund is and expects to remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.
As of October 31, 2023, the value of the Fund’s investment in the Subsidiary was as follows:
2 Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.
3 Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Investment in
Subsidiary
Percentage of
Net Assets
$ 24,305,403 19.7%

38
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Fund’s investments (long and short positions) in equity securities, preferred stocks, convertible preferred stocks, rights, warrants and exchange-traded options written for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security
(Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the
NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the
“inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Fund’s investments for long positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type
(generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds .
Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available (“Other Market Information”).
High Yield Securities.
Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market
Information.
The value of insurance linked securities is determined by Management primarily by obtaining valuations from independent third-party pricing services based on bid quotations (Level 2 or 3 inputs).
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of forward foreign currency contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’
networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).
The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value (“NAV”) per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on

39
a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers
(generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-
faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Fund’s valuation designee. As the Fund’s valuation designee, Management is responsible for determining fair value in good faith for all Fund investments.
Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange (“NYSE”) is open for business.
Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events,
ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which the Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which the Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4 Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in
U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the
Consolidated Statement of Operations.
5 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain/(loss) on investments are

40
proceeds from the settlement of class action litigation(s) in which the Fund participated as a class member.
The amount of such proceeds for the year ended October 31, 2023, was $17,698.
6 Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company (“RIC”)
by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 “Income Taxes” sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of
Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed the Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.
The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S.
shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the
Subsidiary will be disregarded for purposes of computing the Fund’s taxable income in the current period and also disregarded for all future periods.
For federal income tax purposes, the estimated cost of investments held at October 31, 2023, was
$120,358,805. The estimated gross unrealized appreciation was $1,859,958 and estimated gross unrealized depreciation was $13,457,391 resulting in net unrealized depreciation in value of investments of
$11,597,433 based on cost for U.S. federal income tax purposes.
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of their shares as part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Fund. For the year ended October 31, 2023, the Fund recorded permanent reclassifications primarily related to tax adjustments due to partnerships and wholly owned subsidiary income and gain (loss).
For the year ended October 31, 2023, the Fund recorded the following permanent reclassifications:
The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
Paid-in Capital
Total
Distributable
Earnings/(Losses)
( $ 1,432,021) $1,432,021
Distributions Paid From:
Ordinary Income
Tax-Exempt
Income
Long-Term
Capital Gain
Return of
Capital Total
2023 2022 2023 2022 2023 2022 2023 2022 2023 2022
$4,017,486 $110,520 $– $– $– $– $– $– $4,017,486 $110,520

41
As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
The temporary differences between book basis and tax basis distributable earnings are primarily due to losses disallowed and/or recognized on wash sales and straddles, mark-to-market on adjustments on swaps, futures and forward contracts, amortization of organizational expenses, tax adjustments related to swap contracts and other investments, mark-to-market adjustments on passive foreign investment companies (“PFICs”), tax adjustments due to partnerships, wholly owned subsidiary inclusions, and amortization adjustments.
To the extent the Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:
During the year ended October 31, 2023, the Fund utilized capital loss carryforwards of $1,495,619.
7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2023, there were no outstanding balances of accrued capital gains taxes for the
Fund.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European
Union (“EU”), the Fund filed tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings.
When any such ECJ tax reclaims are not "more likely than not" to be sustained, no amounts are included in the Consolidated Statement of Assets and Liabilities. The Fund has determined that certain ECJ tax reclaims are "more likely than not" to be sustained after examination by tax authorities. The income recognized from these ECJ tax reclaims is included in "Interest and other income—unaffiliated issuers"
in the Consolidated Statement of Operations and the cost to file these additional ECJ tax reclaims (which are excluded from contractual expense limitations) is included in "Miscellaneous and other fees" in the
Consolidated Statement of Operations.
8 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments.
Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.
It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2023, the Fund estimated these amounts for the period
January 1, 2023 to October 31, 2023 within the financial statements because the 2023 information is not available from the REITs until after the Fund’s fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended
October 31, 2023, the character of distributions paid to shareholders of the Fund, if any, disclosed within
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gain
Unrealized
Depreciation
Loss
Carryforwards
and Deferrals
Other
Temporary
Differences Total
$ 1,090,272 $ — $(11,595,927) $ (101,432,983) $(73,562) $ (112,012,200)
Capital Loss Carryforwards
Long-Term Short-Term
$ 35,326,769 $66,106,214

42
the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund’s distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the
Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein, may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.
9 Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the
Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10 Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11 Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.
The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the “Cash collateral segregated for short sales” on the Consolidated Statement of Assets and Liabilities. The Fund is
contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred

43
are included in the “Dividend and interest expense on securities sold short” on the Consolidated Statement of Operations and were $248,115 for the year ended October 31, 2023.
At October 31, 2023, the Fund had cash pledged in the amount of $4,569,836 to JPMorgan Chase Bank,
NA (“JPM”), as collateral for short sales. In addition, JPM has a perfected security interest in these assets.
12 Investment company securities and exchange traded funds: The Fund may invest in shares of other registered investment companies, including exchange traded funds (“ETFs”), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits investments in other registered investment companies in excess of the limitations of the 1940 Act if the Fund complies with the conditions of the Rule. Shareholders of the Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
13 When-issued/delayed delivery securities: The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the NAV.
The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on the Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
14 Derivative instruments: The Fund’s use of derivatives during the year ended October 31, 2023, is described below. Please see the Consolidated Schedule of Investments for the Fund’s open positions in derivatives at October 31, 2023. The disclosure requirements of ASC 815 “Derivatives and Hedging” (“ASC
815”) distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the
Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the
1940 Act (“Rule 18f-4”). Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If the Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended October 31, 2023, the Fund used futures for economic hedging purposes and to enhance returns.
At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as “initial margin,” which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as “variation margin,” to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this
“mark to market,” are recorded by the Fund or Subsidiary as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time

44
of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund or Subsidiary because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund or Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or
Subsidiary. Also, the Fund’s or Subsidiary’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund’s or Subsidiary’s taxable income.
Forward foreign currency contracts: During the year ended October 31, 2023, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.
A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract.
Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) on settlement of forward foreign currency contracts” in the Consolidated
Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Equity swap contracts: During the year ended October 31, 2023, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.
Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security for the return based on a fixed or floating interest rate during the period of the swap. Upon entering an equity swap, the Fund may be required to pledge an amount of cash and/or other assets to the broker which is equal to a certain percentage of the contract amount (initial margin). Subsequent payments known as variation margins are made or received by the Fund periodically depending on the fluctuations in the value of the underlying security. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives, and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the
Consolidated Statement of Operations.
Options: During the year ended October 31, 2023, the Fund used options written to generate incremental returns. The Fund used purchased options for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.

45
Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the
Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund’s loss is limited to the amount of the option premium paid.
Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.
When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the
Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that the Fund has written expires unexercised, the Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2023, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
Asset Derivatives Liability Derivatives
Consolidated
Statement of
Assets and Liabilities
Location Value
Consolidated
Statement of
Assets and Liabilities
Location Value
Over the counter swaps
Equity risk Over the counter swap contracts, at
value
(1)
$ 645,686
Over the counter swap contracts, at
value
(1)
$ (1,737,826)
Forward contracts
Foreign currency risk Receivable for forward foreign
currency contracts 916,931
Payable for forward foreign currency
contracts (698,078)
Futures
Interest rate risk Receivable/Payable for variation
margin on futures contracts
(2)
438,703
Receivable/Payable for variation
margin on futures contracts
(2)
(48,771)
Foreign currency risk Receivable/Payable for variation
margin on futures contracts
(2)
405,342
Receivable/Payable for variation
margin on futures contracts
(2)
(2,494)
Equity risk Receivable/Payable for variation
margin on futures contracts
(2)
226,565
Receivable/Payable for variation
margin on futures contracts
(2)
(6,848)
Commodity risk Receivable/Payable for variation
margin on futures contracts
(2)
123,770
Receivable/Payable for variation
margin on futures contracts
(2)
(41,938)
Total Futures 1,194,380 (100,051)
(1) “Over the counter swaps” reflects the cumulative unrealized appreciation/(depreciation) of the over the counter swap contracts plus accrued interest as of October 31, 2023.
(2) “Futures” reflects the cumulative unrealized appreciation/(depreciation) of futures as of October 31,
2023, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption “Total distributable earnings/(losses).” The current day’s variation margin as of October 31, 2023, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption “Receivable/Payable for variation margin on futures contracts.”

46
The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2023, was as follows:
While the Fund may receive rights and warrants in connection with its investments in securities, these rights and warrants are not considered “derivative instruments” under ASC 815.
15 Offsetting assets and liabilities: The Fund is required to disclose both gross and net information for assets and liabilities related to over the counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s over the counter derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The
following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2023.
Net Realized
Gain/
(Loss) on
Derivatives
(1)
Change in Net
Unrealized
Appreciation/
(Depreciation) on
Derivatives
(2)
Over the counter swaps
Equity risk $ 425,369 $ (251,412)
Futures
Interest rate risk (571,392) 324,710
Foreign currency risk (759,440) 21,597
Equity risk (681,206) 195,766
Commodity risk (902,669) 54,138
Total Futures (2,914,707) 596,211
Forward contracts
Foreign currency risk (759,225) (65,351)
Options purchased
Equity risk (25,286) –
Options written
Equity risk 4,942 (137)
(1) Net realized gain/(loss) on derivatives is located in the Consolidated Statement of Operations each under the caption, "Net realized gain/(loss) on:"
Forward contracts             Settlement of forward foreign currency contracts
Futures         r Expiration or closing of futures contracts
Swaps                                Expiration or closing of swap contracts
Options purchased           Transactions in investment securities of unaffiliated issuers
Options written                 Expiration or closing of option contracts written
(2) Change in net unrealized appreciation/(depreciation) is located in the Consolidated Statement of
Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"
Forward contracts             Forward foreign currency contracts
Futures                     r         Futures contracts
Swaps                       r        Swap contracts
Options purchased     r Investment securities of unaffiliated issuers
Options written         r Option contracts written

47
o
16 Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers (“Officers”) and trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
17 Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2023, the impact of this arrangement was a reduction in expenses of $134.
18 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution
Arrangements, and Other Transactions with Affiliates:
The Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, the Fund pays NBIA an investment management fee at the annual rate of 1.700% of the first $250 million of the Fund’s average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion.
NBIA has contractually agreed to waive its Class E management fee for the Fund. This undertaking lasts until October 31, 2024 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by
NBIA. For the year ended October 31, 2023, the total amount of management fees waived was $42,119, which is equivalent to an annualized percentage rate of 1.70% of Class E’s average daily net assets.
Accordingly, for the year ended October 31, 2023, the investment management fee pursuant to the
Description
Gross Amounts of
Assets Presented in the
Consolidated Statement of
Assets and Liabilities
Gross Amounts of
Liabilities Presented in the
Consolidated Statement of
Assets and Liabilities
Over the counter swap contracts $645,686 $(1,737,826)
Forward contracts 916,931 (698,078)
Total $1,562,617 $(2,435,904)
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities:
Assets Liabilities
Counterparty
Gross
Amounts
Presented in
the
Consolidated
Statement
of Assets and
Liabilities
Liabilities
Available
for Offset
Collateral
Received
(a)
Net
Amount
(b)
Gross
Amounts
Presented in
the
Consolidated
Statement
of Assets and
Liabilities
Assets
Available
for Offset
Collateral
Pledged
(a)
Net
Amount
(b)
SG $884,775 $(677,483) $– $207,292 $(677,483) $677,483 $– $–
JPM 174,188 (153,062) – 21,126 (153,062) 153,062 – –
MS 503,654 (503,654) – – (1,605,359) 503,654 1,101,705 –
Total $1,562,617 $(1,334,199) $– $228,418 $(2,435,904) $1,334,199 $1,101,705 $–
(a) Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets
(or liabilities) in the tables presented above, for each respective counterparty.
(b) A net amount greater than zero represents amounts subject to loss as of October 31, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of October 31, 2023.

48
Management Agreement was equivalent to an annual net effective rate of 1.70% of the Fund’s average daily net assets.
The Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the Class level and each share class of the Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of Class A and
Class C; 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains JPM as its sub-administrator under a Sub-Administration
Agreement. NBIA pays JPM a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class,
Class A, Class C and Class R6 so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, taxes, including any expenses related to tax reclaims and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses");
consequently, net expenses may exceed the contractual expense limitations. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2023, these Subsidiary expenses amounted to
$139,987.
At October 31, 2023, the Fund’s contingent liabilities to NBIA under the agreements were as follows:
The Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended October 31, 2023, there was no repayment to NBIA under these agreements.
At October 31, 2023, NBIA engaged BH-DG Systematic Trading LLP, GAMCO Asset Management Inc., P/E
Global, LLC and Portland Hill Asset Management Limited as subadvisers of the Fund to provide investment advisory services. NBIA compensates the subadvisers out of the investment management fees it receives from the Fund.
The Fund also has a distribution agreement with Neuberger Berman BD LLC (the “Distributor”) with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a
“Plan”, collectively, the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities
Expenses Reimbursed
In the Year Ended October 31,
2021 2022 2023
Subject to Repayment until October 31,
Contractual
Expense
Limitation
(1)
Expiration 2024 2025 2026
Institutional Class
1.97% 10/31/26 $ 522,331 $ 466,613 $ 590,513
Class A
2.33% 10/31/26 52,624 50,562 39,409
Class C
3.08% 10/31/26 29,872 19,300 13,600
Class R6
1.87% 10/31/26 20,018 31,554 1,357
(1) Expense limitation per annum of the respective class' average daily net assets.

49
and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of
0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules.
Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge (“CDSC”), except that a CDSC of 1.00% applies to certain redemptions made within
18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended October 31, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and
Class C shares as follows:
Note C—Securities Transactions:
During the year ended October 31, 2023, there were purchase and sale transactions of long-term securities
(excluding swaps, forward contracts, futures and written option contracts) as follows:
During the year ended October 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended October 31, 2023, and October 31, 2022, was as follows:
Underwriter Broker-Dealer
Net Initial
Sales Charge CDSC
Net Initial
Sales Charge CDSC
Class A $3,715 $— $— $—
Class C — 250 — —
Purchases of
U.S. Government
and Agency
Obligations
Purchases
excluding
U.S. Government
and Agency
Obligations
Securities
Sold Short
excluding
U.S. Government
and Agency
Obligations
Sales and
Maturities of
U.S. Government
and Agency
Obligations
Sales and
Maturities
excluding
U.S. Government
and Agency
Obligations
Covers on
Securities
Sold Short
excluding
U.S. Government
and Agency
Obligations
–
$–
$92,717,871
$23,721,694 $– $90,282,534 $29,258,524
For the Year Ended October 31, 2023 For the Year Ended October 31, 2022
Shares
Sold
Shares
Issued on
Reinvestment
of Dividends
and
Distributions
Shares
Redeemed Total
Shares
Sold
Shares
Issued on
Reinvestment
of Dividends
and
Distributions
Shares
Redeemed Total
Institutional Class
7,940,939 310,502 (9,179,382) (927,941) 7,053,667 7,933 (2,000,324) 5,061,276
Class A
156,261 15,341 (221,872) (50,270) 223,834 — (124,826) 99,008
Class C
62,487 4,002 (101,658) (35,169) 76,488 — (106,389) (29,901)
Class R6
12,285 — (333,280) (320,995) 256,986 996 (238,415) 19,567
Class E
82,253 7,285 (74,477) 15,061 200,163 — (13,462) 186,701
(a)

50
(a) Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.
Other: At October 31, 2023, there were no affiliated persons, as defined in the 1940 Act, owning the
Fund’s outstanding shares.
Note E—Line of Credit:
At October 31, 2023, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the “Credit Facility”), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate (“SOFR”) plus
1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The
Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several funds participate in the
Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2023. During the year ended October 31, 2023, the Fund did not utilize the Credit Facility.
Note F—Recent Accounting Pronouncement:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity
Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, “Reference Rate
Reform (Topic 848)” (“ASU 2022-06”), which is an update to Accounting Standards Update No. 2021-
01, “Reference Rate Reform (Topic 848)” (“ASU 2021-01”) and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR.
Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.
The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition.
The amendments in this update are effective immediately through December 31, 2024, for all entities.
Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s consolidated financial statements.
Note G—Subsequent Event:
On December 14, 2023, the Board approved the addition of Crabel Capital Management, LLC (“Crabel”)
as a new sub-adviser to the Fund utilizing a managed futures strategy. Once the Sub-Advisory Agreement is executed, a portion of the Fund's assets may be allocated to Crabel.

Consolidated Financial Highlights
Absolute Return Multi-Manager Fund
51
See Notes to Consolidated Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Consolidated Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A “—” indicates that the line item was not applicable in the corresponding period.
Net Asset
Value,
Beginning
of Year
Net
Investment
Income/
(Loss)
@
Net Gains
or Losses on
Securities
(both
realized and
unrealized)
Total From
Investment
Operations
Dividends
from Net
Investment
Income
Distributions
from Net
Realized
Capital
Gains
Total
Distributions
Institutional Class
10/31/2023 $11.87 $0.19 $(0.07) $0.12 $(0.31) $— $(0.31)
10/31/2022 $11.40 $(0.11) $0.60 $0.49 $(0.02) $— $(0.02)
10/31/2021 $10.80 $(0.13) $0.92 $0.79 $(0.19) $— $(0.19)
10/31/2020 $10.97 $0.01 $0.21 $0.22 $(0.39) $— $(0.39)
10/31/2019 $10.71 $0.08 $0.19 $0.27 $(0.01) $— $(0.01)
Class A
10/31/2023 $11.62 $0.15 $(0.07) $0.08 $(0.27) $— $(0.27)
10/31/2022 $11.19 $(0.15) $0.58 $0.43 $— $— $—
10/31/2021 $10.60 $(0.18) $0.92 $0.74 $(0.15) $— $(0.15)
10/31/2020 $10.78 $(0.03) $0.20 $0.17 $(0.35) $— $(0.35)
10/31/2019 $10.55 $0.04 $0.19 $0.23 $— $— $—
Class C
10/31/2023 $10.90 $0.06 $(0.06) $— $(0.19) $— $(0.19)
10/31/2022 $10.58 $(0.23) $0.55 $0.32 $— $— $—
10/31/2021 $10.03 $(0.23) $0.85 $0.62 $(0.07) $— $(0.07)
10/31/2020 $10.20 $(0.10) $0.20 $0.10 $(0.27) $— $(0.27)
10/31/2019 $10.06 $(0.03) $0.17 $0.14 $— $— $—
Class R6
10/31/2023 $11.88 $0.15 $(0.02) $0.13 $(0.33) $— $(0.33)
10/31/2022 $11.41 $(0.11) $0.61 $0.50 $(0.03) $— $(0.03)
10/31/2021 $10.81 $(0.14) $0.94 $0.80 $(0.20) $— $(0.20)
10/31/2020 $10.98 $0.01 $0.21 $0.22 $(0.39) $— $(0.39)
10/31/2019 $10.71 $0.09 $0.19 $0.28 $(0.01) $— $(0.01)
Class E
10/31/2023 $11.97 $0.36 $(0.07) $0.29 $(0.44) $— $(0.44)
Period from 01/11/2022
^
to 10/31/2022 $11.17 $(0.01) $0.81 $0.80 $— $— $—

52
Net Asset
Value,
End of
Year
Total
Return
†d
Net Assets,
End of
Year
(in millions)
Ratio
of Gross
Expenses
to Average
Net
Assets
#
Ratio of
Gross
Expenses
to Average
Net Assets
(excluding
dividend
and interest
expense
relating to
short sales)
#
Ratio
of Net
Expenses
to
Average
Net
Assets
Ø
Ratio
of Net
Expenses
to Average
Net Assets
(excluding
dividend
and interest
expense
relating to
short sales)
Ø
Ratio
of Net
Investment
Income/
(Loss) to
Average
Net
Assets
Portfolio
Turnover
Rate
(including
securities
sold short)
Portfolio
Turnover
Rate
(excluding
securities
sold short)
$11.68 1.12% $111.1 2.45% 2.46% 1.97% 1.97% 1.66% 201% 178%
$11.87 4.30% $124.0 2.93% 2.67% 2.24% 1.98% (0.97)% 204% 204%
$11.40 7.40% $61.4 2.94% 2.74% 2.17% 1.97% (1.16)% 296% 308%
$10.80 2.01% $84.5 2.69% 2.54% 2.12% 1.97% 0.10% 230% 219%
$10.97 2.48% $157.6 2.59% 2.27% 2.30% 1.98% 0.77% 248% 246%
$11.43 0.79% $7.6 2.81% 2.82% 2.33% 2.33% 1.32% 201% 178%
$11.62 3.84% $8.3 3.29% 3.02% 2.58% 2.31% (1.37)% 204% 204%
$11.19 7.07% $6.9 3.32% 3.11% 2.54% 2.33% (1.60)% 296% 308%
$10.60 1.58% $6.6 3.22% 3.08% 2.47% 2.33% (0.32)% 230% 219%
$10.78 2.18% $7.3 2.98% 2.65% 2.67% 2.33% 0.40% 248% 246%
$10.71 0.01% $2.4 3.59% 3.59% 3.08% 3.08% 0.57% 201% 178%
$10.90 3.02% $2.8 4.08% 3.82% 3.35% 3.08% (2.16)% 204% 204%
$10.58 6.23% $3.0 4.07% 3.87% 3.29% 3.08% (2.24)% 296% 308%
$10.03 0.96% $4.7 3.82% 3.67% 3.23% 3.08% (0.98)% 230% 219%
$10.20 1.39% $7.7 3.71% 3.39% 3.40% 3.09% (0.33)% 248% 246%
$11.68 1.13% $0.1 2.64% 2.33% 2.19% 1.87% 1.27% 201% 178%
$11.88 4.40% $4.0 2.86% 2.59% 2.14% 1.87% (1.00)% 204% 204%
$11.41 7.50% $3.6 2.87% 2.66% 2.07% 1.87% (1.27)% 296% 308%
$10.81 2.10% $1.6 2.59% 2.45% 2.01% 1.87% 0.07% 230% 219%
$10.98 2.64% $1.4 2.55% 2.21% 2.22% 1.88% 0.84% 248% 246%
$11.82 2.53% $2.4 2.31% 2.31% 0.60% 0.61% 3.07% 201% 178%
$11.97 7.16%* $2.2 2.99%** 2.66%** 1.29%** 0.96%** (0.12)%** 204%*
ØØ
204%*
ØØ

53
Notes to Consolidated Financial Highlights Absolute Return
Multi-Manager Fund
C
@ Calculated based on the average number of shares outstanding during each fiscal period.
† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/
or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.
d The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements had no
impact on the Fund's total return for the year ended October 31, 2023. Had the Fund not received class action proceeds in 2021, the total returns based on per share NAV for the year ended October 31, 2021 would have been:
Institutional Class
6.84%
Class A
6.59%
Class C
5.63%
Class R6
7.13%
The class action proceeds received in 2022, 2020, 2019, and 2018 had no impact on the Fund's total returns for the years ended October 31, 2022, 2020, 2019, and 2018.
# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
* Not annualized.
** Annualized.
^ The date investment operations commenced.

54
Institutional
Class
Class A
Class C
Class R6
Class E
Including dividend and interest
expense relating to short sales
–%
–%
–%
–%
–%
Year Ended October 31, 2023
1.97%
2.33%
3.08%
2.19%
0.60%
Year Ended October 31, 2022
2.24%
2.58%
3.35%
2.14%
1.29%
(a)
Year Ended October 31, 2021
2.17%
2.54%
3.29%
2.07%
–%
Year Ended October 31, 2020
2.12%
2.47%
3.23%
2.01%
–%
Year Ended October 31, 2019
2.30%
2.67%
3.40%
2.22%
–%
Excluding dividend and interest
expense relating to short sales
Year Ended October 31, 2023
1.97%
2.33%
3.08%
1.87%
0.61%
Year Ended October 31, 2022
1.98%
2.31%
3.08%
1.87%
0.96%
(a)
Year Ended October 31, 2021
1.97%
2.33%
3.08%
1.87%
–%
Year Ended October 31, 2020
1.97%
2.33%
3.08%
1.87%
–%
Year Ended October 31, 2019
1.98%
2.33%
3.09%
1.88%
–%
(a) Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.
Ø After reimbursement of expenses and/or waiver of a portion of the investment management fee by
Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements (see Note A in the Notes to Consolidated
Financial Statements). Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:
ØØ Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended
October 31, 2022 for the Fund.

55
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Neuberger Berman Absolute Return Multi-Manager Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman
Absolute Return Multi-Manager Fund (the “Fund”) (one of the series constituting Neuberger Berman Alternative
Funds (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2023 and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Neuberger Berman Alternative Funds) at October 31, 2023, the
consolidated results of its operations for the year ended, the consolidated changes in net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 22, 2023

56
Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Subadvisers
BH-DG Systematic Trading LLP
55 Baker Street
London W1U 7EU, United Kingdom
Crabel Capital Management, LLC*
1999 Avenue of the Stars
Suite 2550
Los Angeles, CA 90067
GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580
P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109
Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom
Custodian
JPMorgan Chase & Co.
4 Chase Metrotech Center
Brooklyn, NY 11245
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders
address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
* Please refer to Note G - Subsequent Event for more information

57
Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as
Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Fund’s
Statement of Additional Information includes additional information about the Trustees as of the time of the
Fund’s most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
Independent Fund Trustees
Michael J. Cosgrove (1949) Trustee since
2015
President, Carragh Consulting
USA, since 2014; formerly,
Executive, General Electric
Company, 1970 to 2014,
including President, Mutual
Funds and Global Investment
Programs, GE Asset
Management, 2011 to 2014,
President and Chief Executive
Officer, Mutual Funds and
Intermediary Business, GE
Asset Management, 2007 to
2011, President, Institutional
Sales and Marketing,
GE Asset Management,
1998 to 2007, and Chief
Financial Officer, GE Asset
Management, and Deputy
Treasurer, GE Company, 1988
to 1993.
47 Member of Advisory
Board, Burke Neurological
Institute, since 2021;
Parish Councilor, St. Pius
X, since 2021; formerly,
Director, America Press,
Inc. (not-for-profit Jesuit
publisher), 2015 to
2021; formerly, Director,
Fordham University,
2001 to 2018; formerly,
Director, The Gabelli Go
Anywhere Trust, June
2015 to June 2016;
formerly, Director, Skin
Cancer Foundation (not-
for-profit), 2006 to 2015;
formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE
Asset Management,
1988 to 2014; formerly,
Director, Elfun Trusts,
1988 to 2014; formerly,
Trustee, GE Pension &
Benefit Plans, 1988 to
2014; formerly, Member
of Board of Governors,
Investment Company
Institute.

58
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
Marc Gary (1952) Trustee since
2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The Jewish
Theological Seminary, 2012
to 2020; formerly, Executive
Vice President and General
Counsel, Fidelity Investments,
2007 to 2012;formerly,
Executive Vice President and
General Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47 Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater
New York, since 2019;
Trustee, The Jewish
Theological Seminary,
since 2015; Director,
Lawyers Committee for
Civil Rights Under Law
(not-for-profit), since
2005; formerly, Director,
Legility, Inc. (privately
held for-profit company),
2012 to 2021; formerly,
Director, Equal Justice
Works (not-for-profit),
2005 to 2014; formerly,
Director, Corporate
Counsel Institute,
Georgetown University
Law Center, 2007 to
2012; formerly, Director,
Greater Boston Legal
Services (not-for-profit),
2007 to 2012.

59
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
Martha C. Goss (1949) Trustee since
2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment vehicle),
2006 to 2020; formerly,
Consultant, Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to 1999;
formerly, Enterprise Risk
Officer, Prudential Insurance,
1994 to 1995; formerly,
President, Prudential Asset
Management Company, 1992
to 1994; formerly, President,
Prudential Power Funding
(investments in electric and
gas utilities and alternative
energy projects), 1989 to
1992; formerly, Treasurer,
Prudential Insurance
Company, 1983 to 1989.
47 Director, American
Water (water utility),
since 2003; Director,
Allianz Life of New York
(insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director,
Financial Women’s
Association of New
York (not-for-profit
association), 1987 to
1996, and 2003 to
2019; Trustee Emerita,
Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit),
since 2013; formerly,
Non-Executive Chair
and Director, Channel
Reinsurance (financial
guaranty reinsurance),
2006 to 2010; formerly,
Director, Ocwen
Financial Corporation
(mortgage servicing),
2005 to 2010; formerly,
Director, Claire’s Stores,
Inc. (retailer), 2005 to
2007; formerly, Director,
Parsons Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of Non-
Wovens, Plastics, and
Medical Supplies), 1992
to 2001.

60
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
Ami Kaplan (1960) Trustee since
2023
Formerly, Partner, Deloitte
LLP, 1982 to 2023, including
Vice Chair, 2017 to 2020;
formerly, President and Board
Chair, Women’s Forum of
New York, 2014 to 2016.
47 None.
Michael M. Knetter (1960) Trustee since
2007
President and Chief
Executive Officer, University
of Wisconsin Foundation,
since 2010; formerly, Dean,
School of Business, University
of Wisconsin - Madison;
formerly, Professor of
International Economics
and Associate Dean, Amos
Tuck School of Business -
Dartmouth College, 1998 to
2002.
47 Director, 1WS Credit
Income Fund, since 2018;
Board Member, American
Family Insurance (a
mutual company, not
publicly traded), since
March 2009; formerly,
Trustee, Northwestern
Mutual Series Fund, Inc.,
2007 to 2011; formerly,
Director, Wausau Paper,
2005 to 2011; formerly,
Director, Great Wolf
Resorts, 2004 to 2009.
Deborah C. McLean (1954) Trustee since
2015
Member, Circle Financial
Group (private wealth
management membership
practice), since 2011;
Managing Director, Golden
Seeds LLC (an angel investing
group), since 2009; Adjunct
Professor (Corporate Finance),
Columbia University School
of International and Public
Affairs, since 2008; formerly,
Visiting Assistant Professor,
Fairfield University, Dolan
School of Business, Fall 2007;
formerly, Adjunct Associate
Professor of Finance,
Richmond, The American
International University in
London, 1999 to 2007.
47 Board Member, The
Maritime Aquarium at
Norwalk, since 2020;
Board Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since
2014; formerly, Director
and Treasurer, At Home
in Darien (not-for-profit),
2012 to 2014; formerly,
Director, National
Executive Service Corps
(not-for-profit), 2012 to
2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

61
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
George W. Morriss (1947) Trustee since
2007
Formerly, Adjunct Professor,
Columbia University School
of International and Public
Affairs, 2012 to 2018;
formerly, Executive Vice
President and Chief Financial
Officer, People’s United Bank,
Connecticut (a financial
services company), 1991 to
2001.
47 Director, 1WS Credit
Income Fund; Chair,
Audit Committee, since
2018; Director and Chair,
Thrivent Church Loan and
Income Fund, since 2018;
formerly, Trustee, Steben
Alternative Investment
Funds, Steben Select
Multi-Strategy Fund, and
Steben Select Multi-
Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted
of three funds), 2006 to
2011; formerly, Member,
NASDAQ Issuers’ Affairs
Committee, 1995 to
2003.
Tom D. Seip (1950) Trustee
since 2000;
Chairman
of the Board
since 2008;
formerly, Lead
Independent
Trustee from
2006 to 2008
Formerly, Managing Member,
Ridgefield Farm LLC (a private
investment vehicle), 2004 to
2016; formerly, President and
CEO, Westaff, Inc. (temporary
staffing), May 2001 to
January 2002; formerly,
Senior Executive, The Charles
Schwab Corporation,
1983 to 1998, including
Chief Executive Officer,
Charles Schwab Investment
Management, Inc.; Trustee,
Schwab Family of Funds and
Schwab Investments, 1997
to 1998; and Executive Vice
President-Retail Brokerage,
Charles Schwab & Co., Inc.,
1994 to 1997.
47 Trustee, University
of Maryland, Shore
Regional Health System,
since 2020; formerly,
Director, H&R Block, Inc.
(tax services company),
2001 to 2018; formerly,
Director, Talbot Hospice
Inc., 2013 to 2016;
formerly, Chairman,
Governance and
Nominating Committee,
H&R Block, Inc., 2011
to 2015; formerly,
Chairman, Compensation
Committee, H&R Block,
Inc., 2006 to 2010;
formerly, Director,
Forward Management,
Inc. (asset management
company), 1999 to 2006.
Franklyn E. Smith (1961) Trustee since
2023
Formerly, Partner,
PricewaterhouseCoopers LLP,
1989 to 2021.
47 Director, Zurich American
Insurance Company, since
2023.

62
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
James G. Stavridis (1955) Trustee since
2015
Vice Chairman Global Affairs,
The Carlyle Group, since
2018; Commentator, NBC
News, since 2015; formerly,
Dean, Fletcher School of
Law and Diplomacy, Tufts
University, 2013 to 2018;
formerly, Admiral, United
States Navy, 1976 to 2013,
including Supreme Allied
Commander, NATO and
Commander, European
Command, 2009 to 2013,
and Commander, United
States Southern Command,
2006 to 2009.
47 Director, Fortinet
(cybersecurity), since
2021; Director, Ankura,
since 2020; Director,
Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018;
Director, NFP Corp.
(insurance broker and
consultant), since
2017; Director, Onassis
Foundation, since
2014; Director, Michael
Baker International
(construction) since
2014; Director, Vertical
Knowledge, LLC, since
2013; formerly, Director,
U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal
Credit Union, 2000 to
2002; formerly, Director,
BMC Software Federal,
LLC, 2014 to 2019.

63
(1) The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2) Pursuant to the Trust’s Amended and Restated Trust Instrument (“Trust Instrument”), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund
Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund
Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become
Name, (Year of Birth), and
Address
(1)
Position(s)
and Length
of Time
Served
(2)
Principal Occupation(s)
(3)
Number
of Funds
in Fund
Complex
Overseen by
Fund Trustee
Other Directorships
Held Outside Fund
Complex by Fund
Trustee
(3)
Fund Trustees who are “Interested Persons”
Joseph V. Amato* (1962) Chief
Executive
Officer and
President
since 2018
and Trustee
since 2009
President and Director,
Neuberger Berman Group
LLC, since 2009; President
and Chief Executive Officer,
Neuberger Berman BD LLC
and Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member
of NBIA since 2006;
formerly, Global Head of
Asset Management of
Lehman Brothers Holdings
Inc.’s (“LBHI”) Investment
Management Division,
2006 to 2009; formerly,
member of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc. (“LBI”),
2006 to 2008; formerly, Chief
Recruiting and Development
Officer, LBI, 2005 to 2006;
formerly, Global Head of LBI’s
Equity Sales and a Member of
its Equities Division Executive
Committee, 2003 to 2005;
President and Chief Executive
Officer, twelve registered
investment companies
for which NBIA acts as
investment manager and/or
administrator.
47 Member of Board of
Advisors, McDonough
School of Business,
Georgetown University,
since 2001; Member of
New York City Board
of Advisors, Teach for
America, since 2005;
Trustee, Montclair
Kimberley Academy
(private school), since
2007; Member of Board
of Regents, Georgetown
University, since 2013.

64
unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees;
and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3) Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*   Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

65
Information about the Officers of the Trust
Name, (Year of Birth),
and Address
(1)
Position(s) and
Length of
Time Served
(2)
Principal Occupation(s)
(3)
Claudia A. Brandon
(1956)
Executive Vice
President since
2008 and
Secretary since
inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly,
Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive
Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Agnes Diaz (1971) Vice President
since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President,
NBIA, since 2012 and Employee since 1996; formerly, Vice President,
Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony DiBernardo
(1979)
Assistant
Treasurer since
2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President,
NBIA, since 2014, and Employee since 2003; formerly, Vice President,
Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Savonne L. Ferguson
(1973)
Chief
Compliance
Officer since
2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and Associate
General Counsel, NBIA, since November 2018; formerly, Vice President, T.
Rowe Price Group, Inc., 2018; Vice President and Senior Legal Counsel, T.
Rowe Price Associates, Inc., 2014 to 2018; Vice President and Director of
Regulatory Fund Administration, PNC Capital Advisors, LLC, 2009 to 2014;
Secretary, PNC Funds and PNC Advantage Funds, 2010 to 2014; Chief
Compliance Officer, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.
Corey A. Issing (1978) Chief Legal
Officer since
2016 (only for
purposes of
sections 307
and 406 of the
Sarbanes-Oxley
Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009 to
2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the
Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Sheila R. James (1965) Assistant
Secretary since
inception
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, thirty-
three registered investment companies for which NBIA acts as investment manager and/or administrator.
Brian Kerrane (1969) Chief Operating
Officer since
2015 and Vice
President since
2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer,
Mutual Funds, and Managing Director, NBIA, since 2015; formerly, Senior
Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008
to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.
Anthony Maltese
(1959)
Vice President
since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

66
(1) The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2) Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3) Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
Name, (Year of Birth),
and Address
(1)
Position(s) and
Length of
Time Served
(2)
Principal Occupation(s)
(3)
Josephine Marone
(1963)
Assistant
Secretary since
2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr.
(1961)
Vice President
since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
John M. McGovern
(1970)
Treasurer
and Principal
Financial and
Accounting
Officer since
inception
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal
Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Frank Rosato (1971) Assistant
Treasurer since
inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.
Daniel Tracer (1987) Anti-Money
Laundering
Compliance
Officer since
2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

67
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at
www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700
(toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), as amended, the
Fund has established a liquidity risk management program (the “Program”). The Program seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in a Fund. The Board has approved the designation of NBIA Funds’ Liquidity Committee, comprised of NBIA employees, as the program administrator
(the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the
Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Fund’s liquidity risk factors and the periodic classification (or re-
classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator’s assessment of the investments’ liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and rising inflation. The Program Administrator also utilizes information about the Fund’s investment strategy, the characteristics of the Fund’s shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2022 through March 31, 2023.
During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.
Notice to Shareholders
In early 2024 you will receive information to be used in filing your 2023 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2023. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.
For the fiscal year ended October 31, 2023, the Fund designates $697,921 and $370,231 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, for qualified dividend income and dividends received deduction eligible for reduced tax rates. Complete information regarding the Fund’s distributions during the calendar year 2023 will be reported in conjunction with Form 1099-DIV.

68
Board Consideration of the Management and Sub-Advisory Agreements
Board Consideration of the Management and                                                   Sub-Advisory Agreements
On an annual basis, the Board of Trustees (the "Board or “Trustees”") of Neuberger Berman Alternative Funds
(the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman
Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment
Company Act of 1940, as amended (“1940 Act”), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreements between Management and each sub-adviser (each a "Sub-Adviser") with respect to Neuberger
Berman Absolute Return Multi-Manager Fund ("ARMM" or "Fund"). The Board considered the sub-advisory agreements between Management and each of the following Sub-Advisers: BH-DG Systematic Trading LLP,
GAMCO Asset Management Inc., P/E Global, LLC, and Portland Hill Asset Management Limited (each a "Sub-
Advisory Agreement"; collectively with the Management Agreement, the "Agreements"). Throughout the
process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023 the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with each Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any “fall-out” benefits likely to accrue to Management and its affiliates from their relationship with each Fund.
In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and each Sub-Adviser in response to questions submitted by the Independent Fund
Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates, and
(for the Sub-Advisers) by Management. It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and each Sub-Adviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the
Independent Fund Trustees have time to consider those responses. In the limited instances where Management or Sub-Advisers may not have been able to provide information in response to certain questions, the Board conducted its evaluation based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board also considered the size and staffing of each Sub-Adviser, particularly the staffing of the portfolio management and compliance functions. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process. Each quarter, the Ethics and Compliance Committee received and reviewed a summary of the quarterly compliance questionnaire completed by each Sub-Adviser that was prepared by the Fund's Chief Compliance Officer.
The Independent Fund Trustees received from Independent Counsel memoranda discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent
Fund Trustees met with Independent Counsel separately from representatives of Management and the Sub-
Advisers.
Provided below is a description of the Board's contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder.
In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the

69
Agreements, the overall fairness of the Agreements to the Fund, and whether the Agreements were in the best interests of the Fund and Fund shareholders.
The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each of the Agreements separately.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the
Agreements to the Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and each Sub-Adviser who perform services for the Fund.
The Board noted that Management and the Fund had obtained from the U.S. Securities and Exchange
Commission an exemptive order that permitted Management to add or replace sub-advisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new sub-adviser and certain other steps are taken. In this context, the Board considered Management's responsibilities for designing an overall investment program for the Fund and then identifying the sub-advisers who will carry out the different portions of that program based on Management's due diligence of those sub-advisers. The Board noted that under the multi-manager arrangement, Management is continually assessing the need for new sub-advisers and the appropriateness of potential candidates or changes to current sub-advisers, and noted the possibility that
Management would in the future have to conduct "due diligence" on additional sub-advisers. The Board noted
that Management is responsible for making the investments for the portion of the portfolio that it manages, allocating the Fund's portfolio among the various Sub-Advisers and itself, and determining when and how to rebalance the allocations among the Sub-Advisers and itself in the wake of disparate growth and changes in the markets and the broader economy, and making certain other investment decisions and engaging in transactions to hedge or balance risks in the Sub-Advisers' portfolios. The Board noted that Management is also responsible for coordinating and managing the flow of information and communications relating to the Fund among the Sub-
Advisers, and coordinating responses to regulatory agency inquiries related to the operations of the Trust.
The Board further noted that Management is responsible for overseeing the Sub-Advisers pursuant to the
Agreements and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, Management is responsible for overseeing the investment performance of the Sub-Advisers and evaluating the risk and return of each Sub-Adviser’s portfolio and the Fund as a whole, in addition to other significant oversight responsibilities. The Board noted that Management is also responsible for monitoring compliance with the Fund's investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing regulations adopted by the U.S. Securities and Exchange Commission.
The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered the policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions of Management and each of the Sub-Advisers and noted that Management monitors the quality of the execution services provided by each
Sub-Adviser. Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between the Fund's investments and those of other funds or accounts managed by Management or the Sub-Advisers.
The Board recognized the extensive range of services that Management provides to the Fund beyond the investment management services and Sub-Adviser oversight. It also noted Management's activities under its contractual obligation to oversee the Fund's various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board noted Management's extensive

70
activities in selecting and overseeing the Sub-Advisers, including questionnaires, virtual site visits, analyses of performance, compliance monitoring, and evaluating third party reviews of potential sub-advisers, and the quarterly and annual reports that Management provides to the Board on the Sub-Advisers' performance and compliance. In addition, the Board considered the scope and compliance history of the compliance programs of Management and each Sub-Adviser, including the Fund's Chief Compliance Officer's and Management's
assessment of the compliance programs of the Sub-Advisers. The Board discussed that Management's Chief
Information Security Officer had evaluated the Sub-Advisers' responses on questions of cybersecurity. The Board also considered Management's ongoing development of its own infrastructure and information technology to support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.
In addition, the Board noted the positive compliance history of Management and each Sub-Adviser, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings, or regulatory investigations involving Management or any Sub-Adviser, and reviewed information regarding their financial condition, history of operations, and any conflicts of interests in managing the Fund. The Board also considered the general structure of the portfolio managers' compensation and whether this structure provides appropriate incentives to act in the best interests of the Fund. The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund and the plan for succession.
The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which Management is entitled to reasonable compensation.
The Trustees also considered that Management's responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, litigation, regulatory, and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and each Sub-Adviser in response to market conditions over the past year, such as changes in interest rates and the increase in market volatility and considered the overall performance of Management and each Sub-Adviser in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared the Fund's performance, along with its fees and other expenses, to various peers, including a group of industry peers (“Expense Group”) and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective (“Performance Universe”). The
Board considered the Fund's performance and fees in light of the limitations inherent in the methodology for constructing such a comparative group and determining which investment companies should be included in the comparative group, noting differences as compared to certain fund industry ranking and rating systems.
With respect to investment performance, the Board considered information regarding the Fund's short-, intermediate- and long-term performance, as applicable, net of the Fund's fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of the Expense Group and Performance Universe, each constructed by the consulting firm.
The Board also considered information regarding each Sub-Adviser's performance. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by Management’s portfolio managers.
The Performance Universe referenced in this section are those identified by the consulting firm, as discussed above. In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed

71
or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund has more than one class of shares outstanding and information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Fund, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for one fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.
The Board considered that, based on performance data for the periods ended December 31, 2022 (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, and 5-year periods, and the second quintile for the 10-year period. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods.
The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding the Fund's relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The
Board reviewed a comparison of the Fund's management fee to the Expense Group. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered the Fund's total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared the Fund's contractual and actual management fees to the median of the contractual and actual management fees, respectively, of the Fund's Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments. The information provided herein relating to the Fund's management fees is for the Fund's Institutional Class.) The Board also compared the Fund's total expenses to the median of the total expenses of the Fund's Expense Group. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for the Fund compared to its
Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. The Board also noted that the overall expense ratio for each class of the Fund is maintained through a contractual fee cap and/or expense reimbursements by Management.
The Board also considered the extent to which Management currently waives management fees and/or reimburses the Fund for other Fund-level expenses at different rates for different share classes and the process for monitoring the use of such waivers to guard against any such waiver resulting in any cross-subsidization by one share class of another share class.
The Board considered that, as compared to its Expense Group, the Fund's contractual management fee ranked in the fourth quintile, the actual management fee net of fees waived by Management ranked in the third quintile, and total expenses ranked in the fifth quintile. The Board discussed with Management the impact of the Fund’s small size on its expenses and the expenses associated with the Fund’s strategy, including the selection, allocation to, and oversight of the unaffiliated subadvisers.

72
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's estimated loss on the Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on
Management's estimated loss on the Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its resources into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management's process for calculating and reporting its estimated loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management's representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management's calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment.
The Board also monitors throughout the year the potential effect on the profitability of Management resulting from changes in Sub-Advisers and/or their fees. The Board did not give substantial emphasis to estimated profitability data from the Sub-Advisers because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between Management and the Sub-Advisers with respect to the negotiation of sub-advisory fee rates. To test its assumption of an arm's-length fee rate, the Board requested from Management information about any other business relationships it has with any of the Sub-
Advisers beyond retaining them to advise other of Management’s client accounts. In addition, the Board noted
that the Sub-Advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of the Fund. The Board also considered the fees the Sub-Advisers charge for products with investment objectives, policies, and strategies that were similar to those of the Fund, if any. The Board noted that in many cases, those products were hedge funds, which typically charge fees substantially higher than mutual funds.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of such breakpoints in the Fund's advisory fees, and whether such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the
Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangement that reduce the Fund's expenses at all asset levels which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund's assets decline. The
Board considered that breakpoints in a Sub-Adviser's fee schedule would inure to the benefit of Management, and evaluated that fact in light of Management's profitability on the Fund, a subject on which the Board receives quarterly reports. The Board also considered that Management has provided, at no added cost to the
Fund, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Fund and its shareholders.

73
Conclusions
In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that
Management and each Sub-Adviser could be expected to continue to provide a high level of service to the Fund;
that the performance of the Fund was satisfactory over time, or, in the case of underperformance by a Sub-
Adviser, that the Board retained confidence in Management's and each Sub-Adviser's capabilities to manage the
Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

74
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75
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M0257 12/23
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a
Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

Neuberger Berman
Alternative Funds
Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Long Short Fund
U.S. Equity Index PutWrite Strategy Fund

Annual Report
October 31, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this annual shareholder report for Neuberger Berman Alternative Funds covering the fiscal year ended October 31, 2023 (the reporting period).
The global financial markets experienced periods of heightened volatility during the reporting period. Investor sentiment was impacted by a number of factors, including continued high inflation, aggressive monetary policy tightening, a period of unrest in the regional banking industry, wars in Ukraine and the Middle East, and several other geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. Against this backdrop, equity and bond markets generated mixed results during the reporting period.
With inflation remaining persistent and elevated, the U.S. Federal Reserve Board (Fed) remained steadfast in its attempt to moderate economic growth and orchestrate a "soft landing." The Fed raised rates at 11 meetings from March 2022 through July 2023—bringing the federal funds rate to a range between 5.25%-5.50%, the highest level in 22 years. While the central bank paused from raising rates at its meetings in September and November 2023 (after the reporting period), it left on the table the possibility of additional hikes in the future.
After rising over the first nine months of the reporting period, a portion of equity market gains were given back over the last three months. This turnaround was partially triggered by investors reacting to the possibility of a "higher for longer" interest rate environment. All told, the S&P 500® Index returned 10.14% during the reporting period. Meanwhile, international developed and emerging market equities, as measured by the MSCI EAFE® and MSCI Emerging Markets Indices (Net), returned 14.40% and 10.80%, respectively. Meanwhile, with short- and long-term Treasury yields moving higher the bond market was challenged (yields and bond prices generally move in the opposite direction). For the reporting period, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%.
Looking ahead, until we have more clarity on the path of the economy versus inflation, we anticipate continued market volatility. In such an environment, we believe the divergence in underlying companies’ operating performance will be ever more apparent going forward. Our constructive long-term view for the market is not without challenges as we move through 2023 and beyond. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, inflation dynamics and sequencing question marks. As market dynamics change, this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities. We highlight these risks because the current environment, as always, necessitates a flexible approach in the complex global world in which we operate.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Alternative Funds

Long Short Fund Commentary (Unaudited)
Neuberger Berman Long Short Fund Institutional Class generated a 9.52% total return for the fiscal year ended October 31, 2023 (the reporting period), outperforming its primary benchmark, the HFRX® Equity Hedge Index (the Index), which returned 2.89% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall U.S. equity market experienced periods of heightened volatility but generated strong results during the reporting period. A number of factors impacted the market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, the S&P 500® Index returned 10.14% during the reporting period.
With the increase in market volatility and extreme positioning in the market driven by heightened uncertainty, we modestly increased the Fund’s net exposures. On an absolute basis, the Fund's largest sector weights were in Information Technology, Consumer Discretionary and Financials during the reporting period.
We categorize the Fund’s long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation, followed by Total Return and Opportunistic. We continue to take a balanced approach and, on the margin, find Total Return investments to be more attractive relative to the prior reporting period, as late-cycle economic dynamics have emerged. The Fund’s short exposure includes both single name "Fundamental" shorts and "Market" shorts. Market shorts consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures.   During the reporting period, total short exposure increased against the backdrop of macroeconomic uncertainty led by Market shorts.
The Fund’s equity long exposure was additive to performance, while its Fundamental shorts also contributed to performance.
The Fund’s aggregate use of futures, swap and option contracts detracted from performance during the reporting period.
We recognize that while the economy is slowing, it has largely been more resilient than many expected. At the same time, progress has been made by the Fed in the fight against inflation and company earnings on average are coming in above expectations. Yet, commentary around decelerating consumer trends, continued declines in existing home sales and heightened uncertainty around the second half of the year, offer a clear indication that the Fed’s tightening cycle is having a real impact to the broader economy. Furthermore, we enter the end of the year against a backdrop of consumer headwinds, such as slowing real wage growth, a resumption of student loan payments, and pressure from an acceleration in gas prices. Despite this, the Fed has remained steadfast in its commitment to fighting inflation and has shown no indication to date that it will pivot and cut rates this year, a notion we believe equity markets have now largely accepted, with cuts only priced in for mid-2024. As always, we continue our efforts to best understand company and portfolio-specific factors as we believe this environment is flush with a confluence of fiscal policy considerations, monetary policy stimulus, public health concerns, geopolitical uncertainty, commodity price volatility, and inflation dynamics. As market dynamics change, this can cause company market values to dislocate from their long-term potential values, creating a volatile environment with potential opportunities for both long and short investing.
Sincerely,
Charles Kantor and Marc Regenbaum
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
	Long	Short
Common Stocks	76.2%	(14.6)%
Convertible Bonds	0.3	—
Corporate Bonds	3.4	(0.7)
Master Limited Partnerships and Limited Partnerships	2.2	—
Preferred Stocks	0.9	—
Warrants	0.1	—
Short-Term Investments	9.6	—
Other Assets Less Liabilities*	22.6	—
Total	115.3%	(15.3)%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	12/29/2011	9.52%	6.81%	5.05%	6.29%
Class A	12/29/2011	9.15%	6.42%	4.67%	5.91%
Class C	12/29/2011	8.34%	5.63%	3.89%	5.12%
With Sales Charge
Class A		2.86%	5.16%	4.05%	5.38%
Class C		7.34%	5.63%	3.89%	5.12%
Index
HFRX® Equity Hedge Index[1,2]		2.89%	4.11%	2.64%	3.38%
S&P 500® Index[1,2]		10.14%	11.01%	11.18%	12.92%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.69%, 2.06% and 2.81% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

U.S. Equity Index PutWrite Strategy Fund* Commentary (Unaudited)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 11.53% for the fiscal year ended October 31, 2023 (the reporting period), outperforming its benchmark, a blend consisting of 50% Cboe S&P 500 One-Week PutWrite Index and 50% Cboe S&P 500 PutWrite Index (collectively, the Index), which posted a 8.62% total return during the same period. (Performance for all share classes is provided in the table immediately following this letter.)
In one of the most obvious 'not if, but when' market scenarios, U.S. economic resilience (i.e., inflation) and the U.S. Federal Reserve Board’s historic target rate increases seem to finally be taking its toll on financial market expectations. Just as the market rally to begin the year seems to have caught investors by surprise, so has the realization that a reversal of the forty-plus year downward trend in 30-year U.S. Treasury yields may stick around longer than previous periods and may ultimately dent the seemingly invincible U.S. consumer. Interest rates continued their charge higher with the 10-Year U.S. Treasury yield rising from around 4% at the start of the reporting period to roughly 5% at the end. Hence, the Bloomberg U.S. Aggregate Bond Index remained essentially flat with a return of 0.36% as eight out of 12 months during the period resulted in losses. Volatility levels remained within expectations with the Cboe S&P 500 Volatility Index (VIX®) averaging around 18.4 for the reporting period which was just shy of the historical average of 19.6. Over the reporting period, VIX is down -7.7 pts with an average 30-day implied volatility premium of 3.8. As we’ve noted in the past, while volatility levels are subdued from what we witnessed as a result of the global pandemic, they are in-line with long-term averages. Importantly, in our view implied volatility premiums are healthy and have been positive in all but one quarter since the first quarter of 2020, indicating that the market is pricing risk effectively. Moreover, coupled with the tailwind of higher rates translating to higher income in the collateral portfolio, we believe VIX in the mid to high teens is likely to result in higher premiums for the options sleeve which has the potential to aid the Fund in delivering attractive risk-adjusted returns and dampening portfolio volatility.
Over the reporting period, the Fund’s put writing strategy was additive to overall portfolio performance. Specifically, the Fund’s S&P 500 PutWrite sleeve delivered a return of roughly 10% versus the Cboe S&P 500 PutWrite Index (PUT) total return of 11.88%. Meanwhile, weekly put writing, as measured by the Cboe S&P 500 One-Week PutWrite (WPUT), rose 5.42%. During the reporting period, the collateral portfolio was also additive to performance as it returned more than 3% versus the ICE BofA 0-3 Month US Treasury Bill Index’s total return of 4.86%. The additional income from the collateral portfolio plus the Fund’s enhanced diversification and active risk management of the options sleeve resulted in outperformance during the reporting period versus the passive put write indices. Higher rates will continue to offer investors more income potential from their investment portfolios which in turn may dampen portfolio volatility levels. At current levels, we are seeing yields of 4.5% to 5.5% with little duration risk (approximately 1 year). When combined with average to above average option premium levels, we believe our strategy can offer very competitive returns versus many other asset classes over the next few years.
During the reporting period, there were no changes to the Fund’s average option notional exposure as it remained consistent with our strategic target of 100% S&P 500® Index.
Despite recent data suggesting that Americans have never been richer with federal data estimating U.S. household wealth reached $154 trillion1, it’s hard to believe that the average American would find their situation consistent with the data. We continue to believe that economic data is becoming increasingly 'skewed' by the wealth gap or obscured by shifting economic dynamics like 'work from home' and out-of-date methodologies that don’t fully account for global e-commerce trends like 'skimpflation', 'shrinkflation’ and the coming 'ai-flation’. Historically, technological advancement and innovation have been considered deflationary, providing more for the same price. However, it seems we may be approaching a period in which inflation is more difficult to fight because there are so many new 'expenses’. Older goods are shrinking while new services and products are 'must haves’ which compete for resources. Add a higher cost-capital and we believe the competition will intensify further fueling the inflationary cycle that is underway. That is not to say inflation will jump higher, but that the

U.S. Equity Index PutWrite Strategy Fund* Commentary (Unaudited)
phrase 'higher for longer’ likely applies. As consumers begin to feel the 'squeeze’ of higher rates and higher prices over time, we anticipate savings rates to continue to decline below long-term levels. In turn, we believe that there is a good chance that the U.S. economy may be headed for challenges that the market may not fully appreciate. If consumer behavior trends become reinforced by demographics and prove more persistent than temporary, then it’s difficult to predict how credit markets and private investments will respond. Of course, in our view, that spells higher V-O-L-A-T-I-L-I-T-Y. With rates and volatility levels back to longer-term averages, option strategy return prospects are trending towards historical norms, meaning we believe that hedging is expensive and option premiums and collateral rates favor the collectors.
Sincerely,
Derek Devens and Rory Ewing
Portfolio Managers
*As previously disclosed in a supplement to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information dated July 7, 2023 (the "Supplement"), the Neuberger Berman U.S. Equity Index PutWrite Strategy Fund is currently expected to be reorganized into an exchange-traded fund in January 2024. Class A and C Shares of the Fund were converted into Institutional Class Shares on after the close of business on 9/14/23. Please read the Supplement and information statement on Form N-14, for important information about the expected reorganization.
1 Federal Reserve, Household Balance Sheet Data September 8, 2023.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NUPIX
Class R6	NUPRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
U.S. Treasury Obligations	96.9%
Written Option Contracts	(1.5)
Short-Term Investments	4.5
Other Assets Less Liabilities	0.1 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[3]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/16/2016	11.53%	6.75%	6.61%
Class R6	09/16/2016	11.62%	6.83%	6.70%
Index
50% Cboe S&P 500 One-Week PutWrite Index / 50% Cboe S&P 500 PutWrite Index[1,2]		8.62%	3.06%	3.63%
S&P 500® Index[1,2]		10.14%	11.01%	11.83%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.71% and 0.61% for Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.66% and 0.56% for Institutional Class and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

3,000
2,000
1,000
0
9/16/16
10/31/16
2017
2018
2019
2020
2021
2022
2023
Value as of 10/31/23
(000's omitted)
Institutional Class
$1,579
50% Cboe S&P 500 One-Week PutWrite Index /
50% Cboe S&P 500 PutWrite Index
$1,289
S&P 500® Index
$2,219

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 10 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX® Equity Hedge Index does take into account fees and expenses, but not the tax consequences, of investing since it is based on the underlying hedge funds’ net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
3
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

For more complete information on any of the Neuberger Berman Alternative Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Cboe S&P 500 PutWrite Index:
The index tracks the value of a passive investment strategy, which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Cboe S&P 500 One-Week PutWrite Index:
The index is designed to track the performance of a hypothetical strategy that sells an at-the- money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month U.S. Treasury bills.
The index rolls on a weekly basis, typically every Friday.

50% Cboe S&P 500 One-Week PutWrite Index/50% Cboe S&P 500 PutWrite Index:	The blended index is composed of 50% Cboe S&P 500 One-Week PutWrite Index (described above) and 50% Cboe S&P 500 PutWrite Index (described above) and is rebalanced monthly.
HFRX® Equity Hedge Index:
The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S.
dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During the Period(1) 5/1/23 – 10/31/23	Expense Ratio	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During the Period(2) 5/1/23 – 10/31/23	Expense Ratio
Long Short
Institutional Class	$1,000.00	$1,029.30	$6.29(3)	1.23%	$1,000.00	$1,019.00	$6.26(3)	1.23%
Class A	$1,000.00	$1,027.90	$8.13(3)	1.59%	$1,000.00	$1,017.19	$8.08(3)	1.59%
Class C	$1,000.00	$1,023.70	$11.99(3)	2.35%	$1,000.00	$1,013.36	$11.93(3)	2.35%
U.S. Equity Index PutWrite Strategy
Institutional Class	$1,000.00	$1,020.40	$3.31	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Class R6	$1,000.00	$1,020.80	$2.80	0.55%	$1,000.00	$1,022.43	$2.80	0.55%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

(3)	Includes expenses of the Fund’s Blocker (See Note A of the Notes to Financial Statements).

Legend October 31, 2023 (Unaudited)
Neuberger Berman Alternative Funds
Benchmarks:
FEDL01	= United States Federal Funds Effective Rate
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
SOFR	= Secured Overnight Financing Rate
Counterparties:
CITI	= Citibank, N.A.
GSI	= Goldman Sachs International
JPM	= JPMorgan Chase Bank N.A.
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
T	= Termination
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC
Currency Abbreviations:
USD	= United States Dollar

Consolidated Schedule of Investments Long Short Fund^
October 31, 2023

Number of Shares		Value
Long Positions 92.7%
Common Stocks 76.2%
Aerospace & Defense 1.3%
245,678	Airbus SE	$32,939,559
168,643	Boeing Co.	31,505,885 *
75,000	L3Harris Technologies, Inc.	13,455,750
		77,901,194
Banks 1.3%
577,707	JPMorgan Chase & Co.	80,335,935
Beverages 1.8%
3,730,140	Keurig Dr Pepper, Inc.	113,135,146
Biotechnology 0.5%
233,927	AbbVie, Inc.	33,025,814
Broadline Retail 3.0%
1,394,137	Amazon.com, Inc.	185,545,693 *
Capital Markets 3.6%
1,466,976	Brookfield Corp. Class A	42,762,350 (a)
498,280	CME Group, Inc.	106,362,849
196,281	S&P Global, Inc.	68,562,916
		217,688,115
Chemicals 0.5%
370,217	Ashland, Inc.	28,369,729
Commercial Services & Supplies 1.0%
360,817	Waste Management, Inc.	59,293,058
Consumer Staples Distribution & Retail 3.3%
76,409	Costco Wholesale Corp.	42,211,388
900,595	Dollar Tree, Inc.	100,047,099 *
362,818	Walmart, Inc.	59,288,089
		201,546,576
Containers & Packaging 0.8%
281,092	Avery Dennison Corp.	48,929,684
Diversified Consumer Services 0.1%
528,214	European Wax Center, Inc. Class A	7,801,721 *
Electric Utilities 2.3%
1,094,393	FirstEnergy Corp.	38,960,391
1,757,456	NextEra Energy, Inc.	102,459,685
		141,420,076
Electrical Equipment 0.7%
905,549	nVent Electric PLC	43,584,073 (b)
Electronic Equipment, Instruments & Components 1.8%
410,733	Amphenol Corp. Class A	33,084,543
204,159	CDW Corp.	40,913,464
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
292,270	TE Connectivity Ltd.	$34,444,019
		108,442,026
Entertainment 1.0%
150,752	Netflix, Inc.	62,063,091 *
Financial Services 2.7%
207,084	MasterCard, Inc. Class A	77,936,064
1,866,780	Repay Holdings Corp.	11,182,012 *
333,561	Visa, Inc. Class A	78,420,191
		167,538,267
Food Products 0.9%
169,321	Lamb Weston Holdings, Inc.	15,205,026
562,189	Mondelez International, Inc. Class A	37,222,534
		52,427,560
Ground Transportation 2.1%
534,510	Uber Technologies, Inc.	23,133,593 *
510,426	Union Pacific Corp.	105,969,542
		129,103,135
Health Care Equipment & Supplies 0.8%
912,378	Boston Scientific Corp.	46,704,630 *
Health Care Providers & Services 2.8%
73,639	Humana, Inc.	38,564,008
242,161	UnitedHealth Group, Inc.	129,691,745
		168,255,753
Hotels, Restaurants & Leisure 3.1%
710,504	First Watch Restaurant Group, Inc.	11,872,522 *
91,869	Marriott International, Inc. Class A	17,322,818
524,845	McDonald's Corp.	137,598,614
2,137,506	Sweetgreen, Inc. Class A	22,080,437 *
		188,874,391
Household Products 0.5%
207,314	Procter & Gamble Co.	31,103,319
Insurance 1.2%
473,786	Progressive Corp.	74,900,829
Interactive Media & Services 5.8%
1,154,478	Alphabet, Inc. Class A	143,247,630 *
2,024,099	Match Group, Inc.	70,033,825 *
478,728	Meta Platforms, Inc. Class A	144,226,385 *
		357,507,840
IT Services 0.6%
511,562	Okta, Inc.	34,484,394 *
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value
Life Sciences Tools & Services 0.5%
70,337	Thermo Fisher Scientific, Inc.	$31,283,788
Multi-Utilities 2.4%
2,413,791	CenterPoint Energy, Inc.	64,882,702
1,006,344	WEC Energy Group, Inc.	81,906,338
		146,789,040
Oil, Gas & Consumable Fuels 1.8%
530,710	Chevron Corp.	77,340,368
1,085,485	Enbridge, Inc.	34,778,940
		112,119,308
Personal Care Products 0.8%
2,314,488	Kenvue, Inc.	43,049,477
134,219	Oddity Tech Ltd. Class A	3,429,295 *(a)
		46,478,772
Pharmaceuticals 0.6%
253,833	Johnson & Johnson	37,653,587
Professional Services 2.7%
457,392	Equifax, Inc.	77,559,961
354,045	Jacobs Solutions, Inc.	47,194,199
1,941,462	Paycor HCM, Inc.	41,896,750 *
		166,650,910
Semiconductors & Semiconductor Equipment 1.8%
299,710	Analog Devices, Inc.	47,153,375
44,409	ASML Holding NV	26,592,553
84,765	NVIDIA Corp.	34,567,167
		108,313,095
Software 11.5%
222,095	Adobe, Inc.	118,167,866 *
359,091	Arctic Wolf Networks, Inc.	3,841,807 *#(c)(d)
91,770	Atlassian Corp. Class A	16,577,333 *
179,381	Grammarly, Inc. Class A	3,217,360 *#(c)(d)
99,073	Intuit, Inc.	49,036,181
41,693	Klaviyo, Inc. Class A	1,187,834 *
668,466	Microsoft Corp.	226,015,039
654,285	Salesforce, Inc.	131,400,056 *
84,949	ServiceNow, Inc.	49,427,576 *
247,022	Splunk, Inc.	36,351,757 *
308,835	Workday, Inc. Class A	65,383,458 *
		700,606,267
Specialized REITs 1.1%
38,149	Equinix, Inc.	27,835,036
187,930	SBA Communications Corp.	39,207,836
		67,042,872
Specialty Retail 6.8%
216,275	Asbury Automotive Group, Inc.	41,388,547 *
3,110,213	Chewy, Inc. Class A	60,120,417 *
Number of Shares		Value
Specialty Retail – cont'd
2,026,590	Fanatics Holdings, Inc. Class A	$160,728,853 *#(c)(d)
104,931	Home Depot, Inc.	29,872,806
1,380,179	TJX Cos., Inc.	121,552,365
		413,662,988
Technology Hardware, Storage & Peripherals 2.2%
805,422	Apple, Inc.	137,541,915
Textiles, Apparel & Luxury Goods 0.5%
323,426	NIKE, Inc. Class B	33,238,490

Total Common Stocks (Cost $3,667,354,741)		4,661,363,081
Preferred Stocks 0.9%
Entertainment 0.1%
39,203	A24 Films LLC	4,611,449 *#(c)(d)(e)
Internet 0.5%
23,000	Fabletics LLC Series G	25,904,900 *#(c)(d)
82,110	Savage X, Inc. Series C	3,757,354 *#(c)(d)
		29,662,254
IT Services 0.2%
959,038	Cybereason, Inc. Series F	441,157 *#(c)(d)
658,071	Druva, Inc. Series 4	5,580,442 *#(c)(d)
480,112	Druva, Inc. Series 5	4,599,473 *#(c)(d)
		10,621,072
Software 0.1%
55,626	Grammarly, Inc. Series 3	1,623,454 *#(c)(d)
180,619	Signifyd, Inc. Series Seed	1,641,827 *#(c)(d)
78,686	Signifyd, Inc. Series A	716,829 *#(c)(d)
325,371	Videoamp, Inc. Series F1	5,671,217 *#(c)(d)
		9,653,327

Total Preferred Stocks (Cost $58,686,273)		54,548,102
Number of Units
Master Limited Partnerships and Limited Partnerships 2.2%
Multi-Utilities 0.6%
1,600,530	Brookfield Infrastructure Partners LP	36,235,999
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Units		Value
Oil, Gas & Consumable Fuels 1.6%
3,825,906	Enterprise Products Partners LP	$99,626,592

Total Master Limited Partnerships and Limited Partnerships (Cost $125,075,723)		135,862,591

Principal Amount		Value
Corporate Bonds 3.4%
Beverages 0.1%
$11,355,000	PepsiCo, Inc., 2.75%, due 10/21/2051	$6,597,615
Computers 0.2%
26,630,000	Apple, Inc., 2.85%, due 8/5/2061	14,803,514
Diversified Financial Services 0.0%(f)
2,838,000	Mastercard, Inc., 2.95%, due 3/15/2051	1,731,773
Electric 0.1%
11,350,000	Florida Power & Light Co., 2.88%, due 12/4/2051	6,435,984
Healthcare - Services 0.2%
	UnitedHealth Group, Inc.
4,775,000	5.05%, due 4/15/2053	4,015,485
12,337,000	3.13%, due 5/15/2060	7,020,396
		11,035,881
Internet 0.9%
21,397,000	Alphabet, Inc., 2.25%, due 8/15/2060	10,819,556
19,932,000	Amazon.com, Inc., 3.25%, due 5/12/2061	11,936,257
	Meta Platforms, Inc.
6,693,000	5.60%, due 5/15/2053	6,053,264
18,990,000	4.65%, due 8/15/2062	14,319,708
478,000	5.75%, due 5/15/2063	428,835
9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	9,657,629 (g)
		53,215,249
Machinery - Diversified 0.1%
2,850,000	nVent Finance SARL, 4.55%, due 4/15/2028	2,643,786 (b)
Miscellaneous Manufacturer 0.6%
	Anagram International, Inc./Anagram Holdings LLC
25,586,603	10.00% Cash & 5.00% PIK, due 8/15/2025	25,714,536 (g)(h)(i)
19,239,321	5.00% Cash & 5.00% PIK, due 8/15/2026	13,275,131 (c)(d)(g)(h)(i)
		38,989,667
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	5,098,593
Pharmaceuticals 0.2%
20,880,000	Johnson & Johnson, 2.45%, due 9/1/2060	10,715,859
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Principal Amount		Value
Real Estate Investment Trusts 0.0%(f)
$2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	$2,595,481
Retail 0.3%
	Walmart, Inc.
20,880,000	2.65%, due 9/22/2051	11,984,752
4,770,000	4.50%, due 4/15/2053	3,873,058
		15,857,810
Software 0.6%
20,890,000	Activision Blizzard, Inc., 2.50%, due 9/15/2050	11,677,914
17,082,000	Microsoft Corp., 2.68%, due 6/1/2060	9,445,571
	Oracle Corp.
9,550,000	6.90%, due 11/9/2052	9,410,605
14,212,000	3.85%, due 4/1/2060	8,530,043
		39,064,133

Total Corporate Bonds (Cost $232,884,431)		208,785,345
Convertible Bonds 0.3%
Software 0.3%
19,850	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $19,850,000)	20,514,975 #(c)(d)

Number of Shares
Warrants 0.1%
Diversified Consumer Services 0.1%
653,334	OneSpaWorld Holdings Ltd. Expires 6/12/2025 (Cost $0)	$3,443,070 *(c)(d)

Short-Term Investments 9.6%
Investment Companies 9.6%
583,764,456	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(j)	583,764,456
1,942,407	State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(j)	1,942,407 (k)
Total Short-Term Investments (Cost $585,706,863)		585,706,863
Total Long Positions (92.7%) (Cost $4,689,558,031)		5,670,224,027

Number of Shares		Value

Short Positions ((15.3)%)
Common Stocks Sold Short (14.6)%
Air Freight & Logistics (0.1)%
(78,100)	Expeditors International of Washington, Inc.	$(8,532,425)
Number of Shares		Value

Automobiles (0.4)%
(498,230)	Ford Motor Co.	$(4,857,743)
(97,360)	Tesla, Inc.	(19,553,782)*
(24,411,525)
Beverages (0.1)%
(312,611)	Vita Coco Co., Inc.	(8,471,758)*
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value

Building Products (0.1)%
(57,000)	Allegion PLC	$(5,606,520)
Capital Markets (0.6)%
(224,973)	Moelis & Co.	(9,367,876)
(327,260)	T Rowe Price Group, Inc.	(29,617,030)
(38,984,906)
Commercial Services & Supplies (0.2)%
(922,912)	Steelcase, Inc.	(10,068,970)
Consumer Finance (0.4)%
(35,432)	Credit Acceptance Corp.	(14,258,900)*
(368,180)	SoFi Technologies, Inc.	(2,779,759)*
(47,213)	World Acceptance Corp.	(4,656,146)*
(21,694,805)
Consumer Staples Distribution & Retail (1.1)%
(196,508)	BJ's Wholesale Club Holdings, Inc.	(13,386,125)*
(229,610)	Dollar General Corp.	(27,332,774)
(391,569)	Grocery Outlet Holding Corp.	(10,834,714)*
(230,139)	Maplebear, Inc.	(5,668,324)*
(181,997)	Sprouts Farmers Market, Inc.	(7,647,514)*
(64,869,451)
Diversified Consumer Services (0.1)%
(18,454)	Duolingo, Inc.	(2,695,207)*
(453,992)	Udemy, Inc.	(4,054,148)*
(6,749,355)
Electric Utilities (0.3)%
(310,576)	Southern Co.	(20,901,765)
Electrical Equipment (0.3)%
(61,800)	Eaton Corp. PLC	(12,848,838)
(407,094)	Sunrun, Inc.	(3,928,457)*
(16,777,295)
Entertainment (0.7)%
(305,330)	ROBLOX Corp.	(9,712,547)*
(215,880)	Walt Disney Co.	(17,613,649)*
(1,740,817)	Warner Bros Discovery, Inc.	(17,303,721)*
(44,629,917)
Food Products (1.1)%
(215,646)	Campbell Soup Co.	(8,714,255)
(534,594)	Conagra Brands, Inc.	(14,626,492)
(423,109)	Flowers Foods, Inc.	(9,278,780)
(19,389)	J & J Snack Foods Corp.	(3,036,511)
(200,218)	J M Smucker Co.	(22,792,817)
(116,752)	McCormick & Co., Inc.	(7,460,453)
Number of Shares		Value

Food Products – cont'd
(64,022)	Tyson Foods, Inc.	$(2,967,420)
(68,876,728)
Ground Transportation (0.1)%
(36,500)	Landstar System, Inc.	(6,014,470)
Health Care Providers & Services (0.5)%
(593,943)	agilon health, Inc.	(10,690,974)*
(133,245)	Centene Corp.	(9,191,240)*
(113,878)	DaVita, Inc.	(8,794,798)*
(28,677,012)
Hotels, Restaurants & Leisure (0.6)%
(399,201)	Cava Group, Inc.	(12,610,760)*
(121,197)	Darden Restaurants, Inc.	(17,637,799)
(174,896)	Dutch Bros, Inc.	(4,256,969)*
(34,505,528)
Household Durables (0.1)%
(374,650)	Cricut, Inc.	(3,195,764)
(19,602)	TopBuild Corp.	(4,484,154)*
(7,679,918)
Independent Power and Renewable Electricity Producers (0.1)%
(284,981)	Clearway Energy, Inc.	(6,186,937)
Insurance (0.5)%
(176,142)	Lemonade, Inc.	(1,926,994)*
(44,269)	RenaissanceRe Holdings Ltd.	(9,721,030)
(375,932)	Ryan Specialty Holdings, Inc.	(16,240,262)*
(27,888,286)
Interactive Media & Services (0.2)%
(2,108,290)	fuboTV, Inc.	(5,102,062)*
(249,636)	Shutterstock, Inc.	(10,155,192)
(15,257,254)
IT Services (0.2)%
(76,743)	International Business Machines Corp.	(11,100,108)
Life Sciences Tools & Services (0.3)%
(58,210)	Agilent Technologies, Inc.	(6,017,168)
(4,823)	Mettler-Toledo International, Inc.	(4,751,619)*
(24,836)	Waters Corp.	(5,924,131)*
(16,692,918)
Machinery (0.7)%
(81,200)	Graco, Inc.	(6,037,220)
(80,957)	Illinois Tool Works, Inc.	(18,144,083)
(91,308)	Ingersoll Rand, Inc.	(5,540,569)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Number of Shares		Value

Machinery – cont'd
(63,600)	ITT, Inc.	$(5,937,060)
(70,700)	Timken Co.	(4,886,784)
(40,545,716)
Media (1.0)%
(610,924)	Interpublic Group of Cos., Inc.	(17,350,242)
(275,563)	Omnicom Group, Inc.	(20,642,424)
(332,492)	Trade Desk, Inc.	(23,593,632)*
(61,586,298)
Passenger Airlines (0.1)%
(906,169)	Joby Aviation, Inc.	(4,775,511)*
Professional Services (0.7)%
(73,091)	Paycom Software, Inc.	(17,905,102)
(100,387)	Paylocity Holding Corp.	(18,009,428)*
(127,186)	Robert Half, Inc.	(9,509,697)
(45,424,227)
Real Estate Management & Development (0.2)%
(931,489)	Compass, Inc.	(1,844,349)*
(3,125,398)	Opendoor Technologies, Inc.	(5,938,256)*
(1,411,732)	Redfin Corp.	(6,578,671)*
(14,361,276)
Semiconductors & Semiconductor Equipment (0.3)%
(148,344)	ARM Holdings PLC	(7,311,876)*
(31,562)	Enphase Energy, Inc.	(2,511,704)*
(65,269)	Texas Instruments, Inc.	(9,268,850)
(19,092,430)
Number of Shares		Value

Software (1.2)%
(106,617)	Descartes Systems Group, Inc.	$(7,698,814)*
(30,221)	HubSpot, Inc.	(12,806,753)*
(1,870,705)	Palantir Technologies, Inc.	(27,686,434)*
(662,176)	Samsara, Inc.	(15,276,400)*
(82,102)	SAP SE	(11,001,668)
(74,470,069)
Specialized REITs (0.6)%
(157,149)	Iron Mountain, Inc.	(9,282,791)
(344,669)	Lamar Advertising Co.	(28,355,919)
(37,638,710)
Specialty Retail (1.5)%
(315,446)	Best Buy Co., Inc.	(21,078,102)
(336,461)	CarMax, Inc.	(20,554,402)*
(196,045)	Children's Place, Inc.	(5,365,752)*
(236,056)	Floor & Decor Holdings, Inc.	(19,451,014)*
(435,602)	Sonic Automotive, Inc.	(20,843,556)
(176,369)	Upbound Group, Inc.	(4,596,176)
(91,889,002)
Textiles, Apparel & Luxury Goods (0.2)%
(376,716)	G-III Apparel Group Ltd.	(9,625,094)*
(105,744)	Gildan Activewear, Inc.	(3,004,187)
(12,629,281)

Total Common Stocks Sold Short (Proceeds $(953,512,475))		(896,990,371)

Principal Amount
Corporate Bonds Sold Short (0.7)%
Diversified Financial Services (0.2)%
$(5,000,000)	Radian Group, Inc., 4.88%, due 3/15/2027	$(4,650,658)
(5,000,000)	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 3/1/2029	(4,076,566)(g)
(8,727,224)
Insurance (0.0)%(f)
(2,650,000)	Hartford Financial Services Group, Inc., 3 mo. USD Term SOFR + 2.39%, 7.75%, due 2/12/2047	(2,275,470)(g)(l)
Lodging (0.1)%
(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	(6,396,216)
Media (0.1)%
(4,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(2,459,595)
(5,000,000)	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	(4,261,411)(g)
(6,721,006)
Office Equipment (0.1)%
(7,000,000)	Steelcase, Inc., 5.13%, due 1/18/2029	(6,188,336)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Principal Amount		Value
Pipelines (0.1)%
$(8,170,000)	TransCanada PipeLines Ltd., (3 mo. USD LIBOR + 2.21%), 7.84%, due 5/15/2067	$(6,552,737)(l)
Retail (0.1)%
(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	(4,418,250)(g)
Total Corporate Bonds Sold Short (Proceeds $(45,670,283))		(41,279,239)
Total Short Positions (Proceeds $(999,182,758))		(938,269,610)

Total Investments 77.4% (Cost $3,690,375,273)		4,731,954,417
Other Assets Less Liabilities 22.6%		1,385,328,475 (m)
Net Assets 100.0%		$6,117,282,892

*	Non-income producing security.
(a)
All or a portion of this security is on loan at October 31, 2023. Total value of all such securities at
October 31, 2023 amounted to $18,305,569, collateralized by cash collateral of $1,942,407 and non-cash
(U.S. Treasury Securities) collateral of $16,842,776 for the Fund (see Note A of the Notes to Financial
Statements).

(b)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(c)	Value determined using significant unobservable inputs.
(d)
Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023 amounted to $259,569,298, which represents 4.2% of net assets of the Fund.

(e)	Security represented in Units.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31,
2023, these securities amounted to $48,647,296 of long positions and $(15,031,697) of short positions, which represents 0.8% and (0.2)%, respectively, of net assets of the Fund.

(h)	Defaulted security.
(i)	Payment-in-kind (PIK) security.
(j)	Represents 7-day effective yield as of October 31, 2023.
(k)	Represents investment of cash collateral received from securities lending.
(l)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(m)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $242,851,097, which represents 4.0% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2023	Fair Value Percentage of Net Assets as of 10/31/2023
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,611,449	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,841,807	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	20,514,975	0.3%
Cybereason, Inc. (Series F Preferred Shares)	7/19/2021	4,750,000	441,157	0.0%
Druva, Inc. (Series 4 Preferred Shares)	6/14/2019	3,429,998	5,580,442	0.1%
Druva, Inc. (Series 5 Preferred Shares)	4/1/2021	4,500,000	4,599,473	0.1%
Fabletics LLC (Series G Preferred Shares)	1/10/2022	23,000,000	25,904,900	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020-4/29/2021	35,957,294	160,728,853	2.6%
Grammarly, Inc. (Series 3 Preferred Shares)	12/23/2021-1/24/2022	1,458,063	1,623,454	0.0%
Grammarly, Inc. Class A	12/23/2021-1/24/2022	4,701,917	3,217,360	0.1%
Savage X, Inc. (Series C Preferred Shares)	11/30/2021	3,949,983	3,757,354	0.1%
Signifyd, Inc. (Series A Preferred Shares)	5/24/2021	2,427,463	716,829	0.0%
Signifyd, Inc. (Series Seed Preferred Shares)	5/24/2021	5,572,107	1,641,827	0.0%
Videoamp, Inc. (Series F1 Preferred Shares)	1/4/2022	5,135,005	5,671,217	0.1%
Total		$123,145,485	$242,851,097	4.0%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	1,042	NASDAQ 100 E-Mini Index	$(301,976,810)	$21,007,596
12/2023	3,462	S&P 500 E-Mini Index	(729,140,475)	48,287,089
Total Futures				$69,294,685
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $(763,116,711) for short positions.
Total return basket swap contracts ("total return basket swaps")
At October 31, 2023, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBOEC1	4.93%	(0.40)%	FEDL01	3M/T	1/19/2024	$(14,955,904)
GSI	GSCBOEC1	4.93%	(0.40)%	FEDL01	3M/T	1/19/2024	(2,323,515)
GSI	GSCBOEC1	4.93%	(0.40)%	FEDL01	3M/T	1/19/2024	(65,761)
JPM	JPNBGCND	4.67%	(0.65)%	OBFR	1M/T	11/1/2024	1,785,223
JPM	JPNBHLLP	5.51%	0.19%	OBFR	1M/T	4/28/2025	(345,252)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(1,663,069)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(173,129)
JPM	JPNBLQGS	5.35%	0.03%	OBFR	1M/T	7/19/2024	(44,010)
Total							$(17,785,417)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1
Super Micro Computer Inc	(18,200)	$(8,142,805)	$(1,129,672)	7.5%
Jabil Inc	(18,188)	(4,173,001)	(578,931)	3.8%
EMCOR Group Inc	(9,486)	(3,662,325)	(508,084)	3.4%
Flex Ltd	(66,914)	(3,215,447)	(446,087)	2.9%
United Rentals Inc	(3,846)	(2,919,061)	(404,969)	2.7%
WW Grainger Inc	(2,120)	(2,890,741)	(401,040)	2.7%
Onto Innovation Inc	(13,674)	(2,870,824)	(398,277)	2.6%
XPO Inc	(20,183)	(2,858,648)	(396,588)	2.6%
Group 1 Automotive Inc	(5,869)	(2,766,641)	(383,823)	2.5%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Signet Jewelers Ltd	(17,508)	$(2,284,253)	$(316,900)	2.1%
A O Smith Corp	(17,103)	(2,229,086)	(309,247)	2.0%
STMicroelectronics NV	(29,623)	(2,102,003)	(291,616)	1.9%
Herc Holdings Inc	(10,526)	(2,100,069)	(291,348)	1.9%
Matson Inc	(12,748)	(2,073,394)	(287,647)	1.9%
Microchip Technology Inc	(15,531)	(2,068,671)	(286,992)	1.9%
Landstar System Inc	(6,709)	(2,065,314)	(286,526)	1.9%
ON Semiconductor Corp	(17,280)	(2,022,306)	(280,560)	1.9%
Cummins Inc	(4,937)	(1,995,188)	(276,798)	1.8%
Avis Budget Group Inc	(6,383)	(1,941,427)	(269,339)	1.8%
Churchill Downs Inc	(9,429)	(1,934,897)	(268,433)	1.8%
Boyd Gaming Corp	(18,583)	(1,918,211)	(266,118)	1.8%
Boot Barn Holdings Inc	(14,737)	(1,913,593)	(265,478)	1.8%
NXP Semiconductors NV	(5,909)	(1,903,474)	(264,074)	1.7%
GMS Inc	(17,371)	(1,897,992)	(263,313)	1.7%
CSX Corp	(33,577)	(1,872,577)	(259,787)	1.7%
Steven Madden Ltd	(30,434)	(1,864,472)	(258,663)	1.7%
Knight-Swift Transportation Holdings Inc	(20,068)	(1,833,108)	(254,312)	1.7%
Masco Corp	(18,080)	(1,759,561)	(244,109)	1.6%
Diodes Inc	(13,897)	(1,689,758)	(234,425)	1.6%
Morgan Stanley	(12,417)	(1,642,968)	(227,933)	1.5%
Power Integrations Inc	(12,669)	(1,640,969)	(227,656)	1.5%
U-Haul Holding Co	(18,360)	(1,619,415)	(224,666)	1.5%
Werner Enterprises Inc	(23,800)	(1,615,007)	(224,054)	1.5%
Texas Instruments Inc	(6,034)	(1,601,019)	(222,113)	1.5%
Popular Inc	(12,674)	(1,540,124)	(213,665)	1.4%
Ford Motor Co	(81,560)	(1,485,707)	(206,116)	1.4%
Bank of America Corp	(30,046)	(1,478,597)	(205,130)	1.4%
Discover Financial Services	(9,314)	(1,428,363)	(198,160)	1.3%
ABM Industries Inc	(19,068)	(1,401,535)	(194,439)	1.3%
United Parcel Service Inc	(5,309)	(1,400,934)	(194,355)	1.3%
Photronics Inc	(40,560)	(1,391,305)	(193,019)	1.3%
Korn Ferry	(16,303)	(1,386,492)	(192,352)	1.3%
Sonic Automotive Inc	(15,463)	(1,382,366)	(191,779)	1.3%
Macy's Inc	(58,337)	(1,327,529)	(184,172)	1.2%
Badger Meter Inc	(5,126)	(1,326,821)	(184,073)	1.2%
Customers Bancorp Inc	(17,600)	(1,322,204)	(183,433)	1.2%
Hibbett Inc	(15,120)	(1,301,432)	(180,551)	1.2%
Buckle Inc/The	(18,943)	(1,195,166)	(165,808)	1.1%
FormFactor Inc	(18,223)	(1,153,484)	(160,026)	1.1%
SiTime Corp	(6,126)	(1,142,192)	(158,459)	1.0%
Granite Construction Inc	(14,886)	(1,125,801)	(156,185)	1.0%
Other Securities	(80,149)	(5,131,411)	(711,896)	4.6%
		$(109,009,688)	$(15,123,196)
Accrued Net Interest Receivable/(Payable)			167,292
$(14,955,904)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1
Super Micro Computer Inc	(4,800)	$(2,147,667)	$(201,666)	7.5%
Jabil Inc	(4,797)	(1,100,630)	(103,349)	3.8%
EMCOR Group Inc	(2,502)	(965,939)	(90,702)	3.4%
Flex Ltd	(17,649)	(848,075)	(79,634)	2.9%
United Rentals Inc	(1,014)	(769,903)	(72,294)	2.7%
WW Grainger Inc	(559)	(762,434)	(71,592)	2.7%
Onto Innovation Inc	(3,607)	(757,180)	(71,099)	2.6%
XPO Inc	(5,323)	(753,969)	(70,798)	2.6%
Group 1 Automotive Inc	(1,548)	(729,702)	(68,519)	2.5%
Signet Jewelers Ltd	(4,618)	(602,472)	(56,572)	2.1%
A O Smith Corp	(4,511)	(587,922)	(55,206)	2.0%
STMicroelectronics NV	(7,813)	(554,404)	(52,058)	1.9%
Herc Holdings Inc	(2,776)	(553,894)	(52,011)	1.9%
Matson Inc	(3,362)	(546,858)	(51,350)	1.9%
Microchip Technology Inc	(4,096)	(545,613)	(51,233)	1.9%
Landstar System Inc	(1,769)	(544,727)	(51,150)	1.9%
ON Semiconductor Corp	(4,558)	(533,384)	(50,085)	1.9%
Cummins Inc	(1,302)	(526,231)	(49,413)	1.8%
Avis Budget Group Inc	(1,683)	(512,052)	(48,082)	1.8%
Churchill Downs Inc	(2,487)	(510,330)	(47,920)	1.8%
Boyd Gaming Corp	(4,901)	(505,929)	(47,507)	1.8%
Boot Barn Holdings Inc	(3,887)	(504,711)	(47,392)	1.8%
NXP Semiconductors NV	(1,558)	(502,042)	(47,142)	1.7%
GMS Inc	(4,582)	(500,596)	(47,006)	1.7%
CSX Corp	(8,856)	(493,893)	(46,376)	1.7%
Steven Madden Ltd	(8,027)	(491,755)	(46,176)	1.7%
Knight-Swift Transportation Holdings Inc	(5,293)	(483,483)	(45,399)	1.7%
Masco Corp	(4,769)	(464,085)	(43,578)	1.6%
Diodes Inc	(3,665)	(445,674)	(41,849)	1.6%
Morgan Stanley	(3,275)	(433,333)	(40,690)	1.5%
Power Integrations Inc	(3,341)	(432,806)	(40,640)	1.5%
U-Haul Holding Co	(4,842)	(427,121)	(40,107)	1.5%
Werner Enterprises Inc	(6,277)	(425,958)	(39,997)	1.5%
Texas Instruments Inc	(1,592)	(422,269)	(39,651)	1.5%
Popular Inc	(3,343)	(406,208)	(38,143)	1.4%
Ford Motor Co	(21,511)	(391,856)	(36,795)	1.4%
Bank of America Corp	(7,925)	(389,980)	(36,619)	1.4%
Discover Financial Services	(2,457)	(376,731)	(35,375)	1.3%
ABM Industries Inc	(5,029)	(369,655)	(34,711)	1.3%
United Parcel Service Inc	(1,400)	(369,497)	(34,696)	1.3%
Photronics Inc	(10,698)	(366,957)	(34,457)	1.3%
Korn Ferry	(4,300)	(365,688)	(34,338)	1.3%
Sonic Automotive Inc	(4,078)	(364,599)	(34,236)	1.3%
Macy's Inc	(15,386)	(350,136)	(32,878)	1.2%
Badger Meter Inc	(1,352)	(349,949)	(32,860)	1.2%
Customers Bancorp Inc	(4,642)	(348,732)	(32,746)	1.2%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Hibbett Inc	(3,988)	$(343,253)	$(32,231)	1.2%
Buckle Inc/The	(4,996)	(315,225)	(29,600)	1.1%
FormFactor Inc	(4,806)	(304,232)	(28,567)	1.1%
SiTime Corp	(1,616)	(301,253)	(28,288)	1.0%
Granite Construction Inc	(3,926)	(296,930)	(27,882)	1.0%
Other Securities	(21,142)	(1,353,410)	(127,085)	4.6%
		$(28,751,332)	$(2,699,750)
Accrued Net Interest Receivable/(Payable)			376,235
$(2,323,515)
GSCBOEC1
Super Micro Computer Inc	(1,466)	$(656,052)	$(6,070)	7.5%
Jabil Inc	(1,465)	(336,212)	(3,111)	3.8%
EMCOR Group Inc	(764)	(295,067)	(2,730)	3.4%
Flex Ltd	(5,391)	(259,063)	(2,397)	2.9%
United Rentals Inc	(310)	(235,184)	(2,176)	2.7%
WW Grainger Inc	(171)	(232,902)	(2,155)	2.7%
Onto Innovation Inc	(1,102)	(231,297)	(2,140)	2.6%
XPO Inc	(1,626)	(230,317)	(2,131)	2.6%
Group 1 Automotive Inc	(473)	(222,904)	(2,063)	2.5%
Signet Jewelers Ltd	(1,411)	(184,038)	(1,703)	2.1%
A O Smith Corp	(1,378)	(179,594)	(1,662)	2.0%
STMicroelectronics NV	(2,387)	(169,355)	(1,567)	1.9%
Herc Holdings Inc	(848)	(169,199)	(1,566)	1.9%
Matson Inc	(1,027)	(167,050)	(1,546)	1.9%
Microchip Technology Inc	(1,251)	(166,669)	(1,542)	1.9%
Landstar System Inc	(540)	(166,399)	(1,540)	1.9%
ON Semiconductor Corp	(1,392)	(162,934)	(1,508)	1.9%
Cummins Inc	(398)	(160,749)	(1,487)	1.8%
Avis Budget Group Inc	(514)	(156,418)	(1,447)	1.8%
Churchill Downs Inc	(760)	(155,891)	(1,442)	1.8%
Boyd Gaming Corp	(1,497)	(154,547)	(1,430)	1.8%
Boot Barn Holdings Inc	(1,187)	(154,175)	(1,427)	1.8%
NXP Semiconductors NV	(476)	(153,360)	(1,419)	1.7%
GMS Inc	(1,400)	(152,918)	(1,415)	1.7%
CSX Corp	(2,705)	(150,870)	(1,396)	1.7%
Steven Madden Ltd	(2,452)	(150,217)	(1,390)	1.7%
Knight-Swift Transportation Holdings Inc	(1,617)	(147,690)	(1,367)	1.7%
Masco Corp	(1,457)	(141,765)	(1,312)	1.6%
Diodes Inc	(1,120)	(136,141)	(1,260)	1.6%
Morgan Stanley	(1,000)	(132,371)	(1,225)	1.5%
Power Integrations Inc	(1,021)	(132,210)	(1,223)	1.5%
U-Haul Holding Co	(1,479)	(130,474)	(1,207)	1.5%
Werner Enterprises Inc	(1,918)	(130,118)	(1,204)	1.5%
Texas Instruments Inc	(486)	(128,991)	(1,194)	1.5%
Popular Inc	(1,021)	(124,085)	(1,148)	1.4%
Ford Motor Co	(6,571)	(119,701)	(1,108)	1.4%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Bank of America Corp	(2,421)	$(119,128)	$(1,102)	1.4%
Discover Financial Services	(750)	(115,081)	(1,065)	1.3%
ABM Industries Inc	(1,536)	(112,919)	(1,045)	1.3%
United Parcel Service Inc	(428)	(112,871)	(1,044)	1.3%
Photronics Inc	(3,268)	(112,095)	(1,037)	1.3%
Korn Ferry	(1,313)	(111,707)	(1,034)	1.3%
Sonic Automotive Inc	(1,246)	(111,375)	(1,031)	1.3%
Macy's Inc	(4,700)	(106,957)	(990)	1.2%
Badger Meter Inc	(413)	(106,900)	(989)	1.2%
Customers Bancorp Inc	(1,418)	(106,528)	(986)	1.2%
Hibbett Inc	(1,218)	(104,854)	(970)	1.2%
Buckle Inc/The	(1,526)	(96,293)	(891)	1.1%
FormFactor Inc	(1,468)	(92,934)	(860)	1.1%
SiTime Corp	(494)	(92,024)	(851)	1.0%
Granite Construction Inc	(1,199)	(90,704)	(839)	1.0%
Other Securities	(6,459)	(413,432)	(3,824)	4.6%
		$(8,782,729)	$(81,266)
Accrued Net Interest Receivable/(Payable)			15,505
			$(65,761)
JPNBGCND
Amazon.com Inc	(59,990)	$(11,643,281)	$356,030	21.3%
Home Depot Inc/The	(6,564)	(2,725,105)	83,329	5.0%
Toyota Motor Corp	(94,460)	(2,354,817)	72,006	4.3%
LVMH Moet Hennessy Louis Vuitton SE	(2,152)	(2,238,764)	68,457	4.1%
McDonald's Corp	(5,727)	(2,189,658)	66,956	4.0%
Lowe's Cos Inc	(6,263)	(1,740,577)	53,224	3.2%
Booking Holdings Inc	(368)	(1,496,842)	45,771	2.7%
NIKE Inc	(9,843)	(1,475,123)	45,107	2.7%
Starbucks Corp	(9,919)	(1,334,220)	40,798	2.4%
TJX Cos Inc/The	(10,293)	(1,322,025)	40,425	2.4%
Sony Group Corp	(10,156)	(1,214,552)	37,139	2.2%
O'Reilly Automotive Inc	(728)	(987,124)	30,184	1.8%
Hermes International SCA	(343)	(931,690)	28,489	1.7%
AutoZone Inc	(254)	(916,235)	28,017	1.7%
Chipotle Mexican Grill Inc	(292)	(828,428)	25,332	1.5%
Cie Financiere Richemont SA	(4,767)	(817,053)	24,984	1.5%
Mercedes-Benz Group AG	(8,726)	(745,908)	22,808	1.4%
Compass Group PLC	(18,609)	(683,420)	20,898	1.3%
Target Corp	(4,099)	(662,294)	20,252	1.2%
Marriott International Inc/MD	(2,380)	(654,475)	20,013	1.2%
DR Horton Inc	(4,056)	(617,455)	18,881	1.1%
Honda Motor Co Ltd	(42,555)	(617,058)	18,868	1.1%
Hilton Worldwide Holdings Inc	(2,762)	(610,354)	18,663	1.1%
Ross Stores Inc	(3,508)	(593,235)	18,140	1.1%
Yum! Brands Inc	(3,017)	(531,827)	16,262	1.0%
Oriental Land Co Ltd/Japan	(11,343)	(530,282)	16,215	1.0%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
Lennar Corp	(3,401)	$(529,108)	$16,179	1.0%
Industria de Diseno Textil SA	(10,090)	(506,510)	15,488	0.9%
Ford Motor Co	(34,313)	(487,884)	14,919	0.9%
eBay Inc	(8,439)	(482,762)	14,762	0.9%
Bayerische Motoren Werke AG	(3,569)	(482,277)	14,747	0.9%
Fast Retailing Co Ltd	(1,506)	(478,680)	14,637	0.9%
General Motors Co	(11,280)	(463,865)	14,184	0.9%
Denso Corp	(19,306)	(408,709)	12,498	0.7%
Aptiv PLC	(3,176)	(403,934)	12,352	0.7%
Kering SA	(672)	(397,396)	12,152	0.7%
Cie Generale des Etablissements Michelin SCA	(8,879)	(383,681)	11,732	0.7%
adidas AG	(1,474)	(380,166)	11,625	0.7%
Dollar General Corp	(2,083)	(361,585)	11,057	0.7%
Toyota Industries Corp	(3,325)	(353,819)	10,819	0.6%
Dollar Tree Inc	(2,010)	(325,640)	9,957	0.6%
Genuine Parts Co	(1,715)	(322,251)	9,854	0.6%
Ulta Beauty Inc	(567)	(315,267)	9,640	0.6%
Bandai Namco Holdings Inc	(10,491)	(313,327)	9,581	0.6%
Panasonic Holdings Corp	(24,340)	(306,670)	9,377	0.6%
Sekisui House Ltd	(10,728)	(303,465)	9,279	0.6%
Bridgestone Corp	(5,522)	(301,209)	9,210	0.6%
MGM Resorts International	(5,648)	(287,607)	8,794	0.5%
Volkswagen AG	(1,817)	(279,745)	8,554	0.5%
Restaurant Brands International Inc	(2,815)	(275,525)	8,425	0.5%
Other Securities	(206,060)	(4,948,180)	151,306	9.1%
		$(54,561,064)	$1,668,376
Accrued Net Interest Receivable/(Payable)			116,847
			$1,785,223
JPNBHLLP
Wolfspeed Inc	(748)	$(91,422)	$(1,049)	0.3%
AMC Entertainment Holdings Inc	(2,334)	(90,035)	(1,033)	0.3%
XPO Inc	(319)	(87,247)	(1,001)	0.3%
Peloton Interactive Inc	(4,978)	(85,576)	(982)	0.3%
Maravai LifeSciences Holdings Inc	(3,444)	(85,344)	(979)	0.3%
SoFi Technologies Inc	(3,109)	(84,776)	(973)	0.3%
Leidos Holdings Inc	(237)	(84,705)	(972)	0.3%
Sunrun Inc	(2,420)	(84,347)	(968)	0.3%
Lumentum Holdings Inc	(594)	(84,064)	(964)	0.3%
Charter Communications Inc	(58)	(83,738)	(961)	0.3%
Vertiv Holdings Co	(590)	(83,698)	(960)	0.3%
Frontier Communications Parent Inc	(1,289)	(83,412)	(957)	0.3%
Penn Entertainment Inc	(1,161)	(82,740)	(949)	0.3%
Ecolab Inc	(136)	(82,470)	(946)	0.3%
Confluent Inc	(789)	(82,416)	(945)	0.3%
Teladoc Health Inc	(1,377)	(82,235)	(943)	0.3%
Floor & Decor Holdings Inc	(276)	(82,208)	(943)	0.3%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBHLLP (cont’d)
Spirit AeroSystems Holdings Inc	(1,006)	$(82,140)	$(942)	0.3%
Novocure Ltd	(1,705)	(81,896)	(940)	0.3%
Dick's Sporting Goods Inc	(212)	(81,769)	(938)	0.3%
GE HealthCare Technologies Inc	(340)	(81,674)	(937)	0.3%
Ryder System Inc	(232)	(81,638)	(937)	0.3%
R1 RCM Inc	(1,914)	(81,519)	(935)	0.3%
US Foods Holding Corp	(579)	(81,490)	(935)	0.3%
Petco Health & Wellness Co Inc	(6,514)	(81,410)	(934)	0.3%
Stericycle Inc	(546)	(81,353)	(933)	0.3%
RingCentral Inc	(847)	(81,339)	(933)	0.3%
Integra LifeSciences Holdings Corp	(626)	(81,312)	(933)	0.3%
AGNC Investment Corp	(3,050)	(81,312)	(933)	0.3%
Concentrix Corp	(295)	(81,236)	(932)	0.3%
FedEx Corp	(94)	(81,234)	(932)	0.3%
RB Global Inc	(344)	(81,200)	(932)	0.3%
Vestis Corp	(1,470)	(81,196)	(931)	0.3%
Performance Food Group Co	(389)	(81,163)	(931)	0.3%
Bath & Body Works Inc	(757)	(81,082)	(930)	0.3%
Zions Bancorp NA	(727)	(81,057)	(930)	0.3%
Kyndryl Holdings Inc	(1,533)	(81,022)	(930)	0.3%
Bank of America Corp	(852)	(81,018)	(929)	0.3%
Travel + Leisure Co	(659)	(80,974)	(929)	0.3%
Goldman Sachs Group Inc/The	(74)	(80,972)	(929)	0.3%
Morningstar Inc	(89)	(80,951)	(929)	0.3%
Entergy Corp	(234)	(80,939)	(929)	0.3%
DISH Network Corp	(4,571)	(80,905)	(928)	0.3%
TopBuild Corp	(98)	(80,898)	(928)	0.3%
Wayfair Inc	(526)	(80,896)	(928)	0.3%
Colgate-Palmolive Co	(298)	(80,837)	(927)	0.3%
Cleveland-Cliffs Inc	(1,333)	(80,795)	(927)	0.3%
Macy's Inc	(1,836)	(80,783)	(927)	0.3%
Affirm Holdings Inc	(1,268)	(80,646)	(925)	0.3%
Liberty Media Corp-Liberty Live	(701)	(80,637)	(925)	0.3%
Other Securities	(241,953)	(26,377,210)	(302,603)	85.0%
		$(30,496,936)	$(349,866)
Accrued Net Interest Receivable/(Payable)			4,614
$(345,252)
JPNBLQGS
Jabil Inc	(5,340)	$(1,942,431)	$(56,965)	3.2%
Sprouts Farmers Market Inc	(11,752)	(1,462,860)	(42,899)	2.4%
Palo Alto Networks Inc	(1,905)	(1,371,639)	(40,224)	2.2%
Take-Two Interactive Software Inc	(3,220)	(1,275,704)	(37,411)	2.1%
Performance Food Group Co	(6,743)	(1,153,743)	(33,834)	1.9%
Pure Storage Inc	(11,486)	(1,150,400)	(33,736)	1.9%
GoDaddy Inc	(5,086)	(1,103,253)	(32,354)	1.8%
Dropbox Inc	(13,451)	(1,047,923)	(30,731)	1.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Nutanix Inc	(9,562)	$(1,025,086)	$(30,061)	1.7%
Microchip Technology Inc	(4,069)	(859,212)	(25,197)	1.4%
Coty Inc	(29,380)	(815,510)	(23,915)	1.3%
Monolithic Power Systems Inc	(619)	(809,623)	(23,743)	1.3%
New York Times Co/The	(6,653)	(794,433)	(23,297)	1.3%
Cencora Inc	(1,445)	(792,415)	(23,238)	1.3%
NXP Semiconductors NV	(1,545)	(789,249)	(23,145)	1.3%
Electronic Arts Inc	(1,967)	(721,222)	(21,150)	1.2%
Palantir Technologies Inc	(16,444)	(720,945)	(21,142)	1.2%
Crowdstrike Holdings Inc	(1,373)	(719,105)	(21,088)	1.2%
MongoDB Inc	(691)	(705,679)	(20,694)	1.1%
Dynatrace Inc	(5,322)	(704,809)	(20,669)	1.1%
Murphy USA Inc	(651)	(699,363)	(20,509)	1.1%
Trade Desk Inc/The	(3,288)	(691,151)	(20,268)	1.1%
F5 Inc	(1,436)	(645,000)	(18,915)	1.0%
Marvell Technology Inc	(4,547)	(636,022)	(18,652)	1.0%
Maximus Inc	(2,837)	(627,888)	(18,413)	1.0%
Live Nation Entertainment Inc	(2,647)	(627,489)	(18,401)	1.0%
HubSpot Inc	(456)	(572,320)	(16,784)	0.9%
StoneCo Ltd	(19,369)	(568,895)	(16,683)	0.9%
Seagen Inc	(901)	(567,790)	(16,651)	0.9%
Pinterest Inc	(5,911)	(523,222)	(15,344)	0.8%
RenaissanceRe Holdings Ltd	(794)	(516,518)	(15,147)	0.8%
Wix.com Ltd	(2,141)	(506,856)	(14,864)	0.8%
Molina Healthcare Inc	(512)	(505,189)	(14,815)	0.8%
PulteGroup Inc	(2,261)	(492,893)	(14,454)	0.8%
Elastic NV	(2,189)	(486,652)	(14,271)	0.8%
Taylor Morrison Home Corp	(4,146)	(470,691)	(13,803)	0.8%
Zscaler Inc	(996)	(468,443)	(13,737)	0.8%
Las Vegas Sands Corp	(3,323)	(467,246)	(13,702)	0.8%
Group 1 Automotive Inc	(624)	(466,647)	(13,685)	0.8%
Datadog Inc	(1,915)	(462,096)	(13,551)	0.8%
Silicon Laboratories Inc	(1,677)	(457,978)	(13,430)	0.7%
Coherent Corp	(4,992)	(437,731)	(12,837)	0.7%
Booking Holdings Inc	(53)	(433,885)	(12,724)	0.7%
Texas Roadhouse Inc	(1,439)	(432,785)	(12,692)	0.7%
Centene Corp	(2,089)	(426,855)	(12,518)	0.7%
Lumentum Holdings Inc	(3,636)	(422,279)	(12,384)	0.7%
Hyatt Hotels Corp	(1,388)	(421,291)	(12,355)	0.7%
Light & Wonder Inc	(1,933)	(418,680)	(12,278)	0.7%
Snowflake Inc	(972)	(417,784)	(12,252)	0.7%
Patterson Cos Inc	(4,623)	(417,137)	(12,233)	0.7%
Other Securities	(318,436)	(26,306,680)	(771,458)	42.7%
		$(61,560,697)	$(1,805,303)
Accrued Net Interest Receivable/(Payable)			142,234
$(1,663,069)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS
Jabil Inc	(1,115)	$(405,597)	$(6,413)	3.2%
Sprouts Farmers Market Inc	(2,454)	(305,459)	(4,830)	2.4%
Palo Alto Networks Inc	(398)	(286,411)	(4,528)	2.2%
Take-Two Interactive Software Inc	(672)	(266,379)	(4,212)	2.1%
Performance Food Group Co	(1,408)	(240,912)	(3,809)	1.9%
Pure Storage Inc	(2,398)	(240,214)	(3,798)	1.9%
GoDaddy Inc	(1,062)	(230,369)	(3,642)	1.8%
Dropbox Inc	(2,809)	(218,816)	(3,460)	1.7%
Nutanix Inc	(1,997)	(214,047)	(3,384)	1.7%
Microchip Technology Inc	(850)	(179,411)	(2,837)	1.4%
Coty Inc	(6,135)	(170,286)	(2,692)	1.3%
Monolithic Power Systems Inc	(129)	(169,057)	(2,673)	1.3%
New York Times Co/The	(1,389)	(165,885)	(2,623)	1.3%
Cencora Inc	(302)	(165,464)	(2,616)	1.3%
NXP Semiconductors NV	(323)	(164,802)	(2,606)	1.3%
Electronic Arts Inc	(411)	(150,598)	(2,381)	1.2%
Palantir Technologies Inc	(3,434)	(150,540)	(2,380)	1.2%
Crowdstrike Holdings Inc	(287)	(150,156)	(2,374)	1.2%
MongoDB Inc	(144)	(147,352)	(2,330)	1.1%
Dynatrace Inc	(1,111)	(147,171)	(2,327)	1.1%
Murphy USA Inc	(136)	(146,033)	(2,309)	1.1%
Trade Desk Inc/The	(687)	(144,319)	(2,282)	1.1%
F5 Inc	(300)	(134,682)	(2,129)	1.0%
Marvell Technology Inc	(949)	(132,807)	(2,100)	1.0%
Maximus Inc	(592)	(131,109)	(2,073)	1.0%
Live Nation Entertainment Inc	(553)	(131,025)	(2,072)	1.0%
HubSpot Inc	(95)	(119,506)	(1,890)	0.9%
StoneCo Ltd	(4,044)	(118,790)	(1,878)	0.9%
Seagen Inc	(188)	(118,560)	(1,875)	0.9%
Pinterest Inc	(1,234)	(109,253)	(1,727)	0.8%
RenaissanceRe Holdings Ltd	(166)	(107,854)	(1,705)	0.8%
Wix.com Ltd	(447)	(105,836)	(1,673)	0.8%
Molina Healthcare Inc	(107)	(105,488)	(1,668)	0.8%
PulteGroup Inc	(472)	(102,921)	(1,627)	0.8%
Elastic NV	(457)	(101,617)	(1,607)	0.8%
Taylor Morrison Home Corp	(866)	(98,285)	(1,554)	0.8%
Zscaler Inc	(208)	(97,815)	(1,547)	0.8%
Las Vegas Sands Corp	(694)	(97,565)	(1,543)	0.8%
Group 1 Automotive Inc	(130)	(97,440)	(1,541)	0.8%
Datadog Inc	(400)	(96,490)	(1,526)	0.8%
Silicon Laboratories Inc	(350)	(95,630)	(1,512)	0.7%
Coherent Corp	(1,042)	(91,402)	(1,445)	0.7%
Booking Holdings Inc	(11)	(90,599)	(1,432)	0.7%
Texas Roadhouse Inc	(300)	(90,369)	(1,429)	0.7%
Centene Corp	(436)	(89,131)	(1,409)	0.7%
Lumentum Holdings Inc	(759)	(88,176)	(1,394)	0.7%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Hyatt Hotels Corp	(290)	$(87,969)	$(1,391)	0.7%
Light & Wonder Inc	(404)	(87,424)	(1,382)	0.7%
Snowflake Inc	(203)	(87,237)	(1,379)	0.7%
Patterson Cos Inc	(965)	(87,102)	(1,377)	0.7%
Other Securities	(66,493)	(5,493,075)	(86,851)	42.7%
		$(12,854,435)	$(203,242)
Accrued Net Interest Receivable/(Payable)			30,113
$(173,129)
JPNBLQGS
Jabil Inc	(1,115)	$(405,601)	$(2,348)	3.2%
Sprouts Farmers Market Inc	(2,454)	(305,461)	(1,769)	2.4%
Palo Alto Networks Inc	(398)	(286,413)	(1,658)	2.2%
Take-Two Interactive Software Inc	(672)	(266,381)	(1,542)	2.1%
Performance Food Group Co	(1,408)	(240,914)	(1,395)	1.9%
Pure Storage Inc	(2,398)	(240,216)	(1,391)	1.9%
GoDaddy Inc	(1,062)	(230,371)	(1,334)	1.8%
Dropbox Inc	(2,809)	(218,818)	(1,267)	1.7%
Nutanix Inc	(1,997)	(214,049)	(1,239)	1.7%
Microchip Technology Inc	(850)	(179,413)	(1,039)	1.4%
Coty Inc	(6,135)	(170,287)	(986)	1.3%
Monolithic Power Systems Inc	(129)	(169,058)	(979)	1.3%
New York Times Co/The	(1,389)	(165,886)	(961)	1.3%
Cencora Inc	(302)	(165,465)	(958)	1.3%
NXP Semiconductors NV	(323)	(164,804)	(954)	1.3%
Electronic Arts Inc	(411)	(150,599)	(872)	1.2%
Palantir Technologies Inc	(3,434)	(150,541)	(872)	1.2%
Crowdstrike Holdings Inc	(287)	(150,157)	(869)	1.2%
MongoDB Inc	(144)	(147,353)	(853)	1.1%
Dynatrace Inc	(1,111)	(147,172)	(852)	1.1%
Murphy USA Inc	(136)	(146,035)	(846)	1.1%
Trade Desk Inc/The	(687)	(144,320)	(836)	1.1%
F5 Inc	(300)	(134,683)	(780)	1.0%
Marvell Technology Inc	(949)	(132,808)	(769)	1.0%
Maximus Inc	(592)	(131,110)	(759)	1.0%
Live Nation Entertainment Inc	(553)	(131,027)	(759)	1.0%
HubSpot Inc	(95)	(119,507)	(692)	0.9%
StoneCo Ltd	(4,044)	(118,791)	(688)	0.9%
Seagen Inc	(188)	(118,561)	(686)	0.9%
Pinterest Inc	(1,234)	(109,254)	(633)	0.8%
RenaissanceRe Holdings Ltd	(166)	(107,855)	(624)	0.8%
Wix.com Ltd	(447)	(105,837)	(613)	0.8%
Molina Healthcare Inc	(107)	(105,489)	(611)	0.8%
PulteGroup Inc	(472)	(102,921)	(596)	0.8%
Elastic NV	(457)	(101,618)	(588)	0.8%
Taylor Morrison Home Corp	(866)	(98,285)	(569)	0.8%
Zscaler Inc	(208)	(97,816)	(566)	0.8%
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Las Vegas Sands Corp	(694)	$(97,566)	$(565)	0.8%
Group 1 Automotive Inc	(130)	(97,441)	(564)	0.8%
Datadog Inc	(400)	(96,491)	(559)	0.8%
Silicon Laboratories Inc	(350)	(95,631)	(554)	0.7%
Coherent Corp	(1,042)	(91,403)	(529)	0.7%
Booking Holdings Inc	(11)	(90,600)	(525)	0.7%
Texas Roadhouse Inc	(300)	(90,370)	(523)	0.7%
Centene Corp	(436)	(89,132)	(516)	0.7%
Lumentum Holdings Inc	(759)	(88,177)	(511)	0.7%
Hyatt Hotels Corp	(290)	(87,970)	(509)	0.7%
Light & Wonder Inc	(404)	(87,425)	(506)	0.7%
Snowflake Inc	(203)	(87,238)	(505)	0.7%
Patterson Cos Inc	(965)	(87,103)	(504)	0.7%
Other Securities	(66,494)	(5,493,126)	(31,807)	42.7%
		$(12,854,549)	$(74,430)
Accrued Net Interest Receivable/(Payable)			30,420
$(44,010)
Total Return Basket Swaps, at Value			$(17,785,417)

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at October 31, 2023.
Total return swap contracts ("total return swaps")
At October 31, 2023, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	(126,606,584)	11/4/2023	5.47%	0.15%	OBFR	1M/T	$11,915,560	$337,108	$12,252,668
JPM	S&P Retail Select Industry Index	USD	(2,842,541)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	173,891	6,134	180,025
JPM	S&P Retail Select Industry Index	USD	(6,595,439)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	909,757	15,263	925,020
JPM	S&P Retail Select Industry Index	USD	(26,555,155)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	3,598,619	71,179	3,669,798
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P Retail Select Industry Index	USD	(42,260,350)	11/19/2024	4.57%	(0.75)%	OBFR	1M/T	$509,731	$86,977	$596,708
Total									$17,107,558	$516,661	$17,624,219

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at October 31, 2023.
For the year ended October 31, 2023, the average notional value for the months where the Fund had total return basket swaps and total return swaps, including contracts for difference, for the Fund was $(627,288,714) for short positions.
At October 31, 2023, the Fund had cash collateral of $1,220,000, $17,380,000 and $70,680,000 deposited in segregated accounts for Citibank, N.A., Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.
Contracts for Difference

Counterparty	Number of Units	Reference Entity	Notional Amount		Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CITI	(200,000)	Birkenstock Holding PLC	USD	(7,814,000)	1M/T	4/11/2025	$(246,657)	$(25,700)	$(272,357)
The Fund receives a rate based on SOFR less a 10.75% spread.
Purchased option contracts ("options purchased")
At October 31, 2023, the Fund did not have any open positions in options purchased.
Written option contracts ("options written")
At October 31, 2023, the Fund did not have any open positions in options written.
For the year ended October 31, 2023, the average market value for the months where the Fund had options purchased and options written outstanding was $675,471 and $(2,652,811), respectively.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Software	$693,547,100	$—	$7,059,167	$700,606,267
Specialty Retail	252,934,135	—	160,728,853	413,662,988
Other Common Stocks#	3,547,093,826	—	—	3,547,093,826
Total Common Stocks	4,493,575,061	—	167,788,020	4,661,363,081
Preferred Stocks#	—	—	54,548,102	54,548,102
Master Limited Partnerships and Limited Partnerships#	135,862,591	—	—	135,862,591
Corporate Bonds
Miscellaneous Manufacturer	—	25,714,536	13,275,131	38,989,667
Other Corporate Bonds#	—	169,795,678	—	169,795,678
Total Corporate Bonds	—	195,510,214	13,275,131	208,785,345
Convertible Bonds#	—	—	20,514,975	20,514,975
Warrants#	—	—	3,443,070	3,443,070
Short-Term Investments	—	585,706,863	—	585,706,863
Total Investments	$4,629,437,652	$781,217,077	$259,569,298	$5,670,224,027

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Common Stocks(1)	$162,951	$—	$3,619	$7,140	$—	$(5,922)	$—	$—	$167,788	$8,082
Preferred Stocks(1)	57,339	—	—	(2,791)	—	—	—	—	54,548	(2,791)
Corporate Bonds(1)	—	1,247	—	(6,821)	1,876	—	16,973	—	13,275	(6,821)
Loan Assignments(2)	20,400	12	714	(626)	—	(20,500)	—	—	—	—
Convertible Bonds(1)	19,850	—	—	665	—	—	—	—	20,515	665
Warrants(3)	2,868	—	—	575	—	—	—	—	3,443	575
Total	$263,408	$1,259	$4,333	$(1,858)	$1,876	$(26,422)	$16,973	$—	$259,569	$(290)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$167,788,019	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	4.4x - 11.9x	4.7x	Increase
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
			Discount rate	4.9 - 5.1%	5.0%	Decrease
			Term (Years)	2.12 - 3.2	2.6	Decrease
			Expected Volatility	65 - 80%	73.2	Decrease
Preferred Stocks	$441,157	Market Approach	Transaction Price	$0.46	$0.46	Increase
Preferred Stocks	49,495,496	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	0.8x - 10.5x	4.3x	Increase
			Discount Rate	0.3 - 5.4%	5.0%	Decrease
			Term (Years)	1.2 - 3.2	1.5	Decrease
			Expected Volatility	55 - 70%	61.2%	Decrease
Preferred Units	4,611,449	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	2.5x	2.5x	Increase
			Discount Rate	4.9%	4.9%	Decrease
			Term (Years)	3.3	3.3	Decrease
			Expected Volatility	20.0%	20.0%	Decrease
Convertible Bonds	20,514,975	Income Approach	Credit Yield Spread	4.9%	4.9%	Decrease
Corporate Bonds	13,275,131	Market Approach	Estimated Recovery Value (of Par Value)	69.0%	69.0%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) At the beginning of the period, these investments were valued in accordance with the procedures approved by the valuation designee.
(3) At October 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of significant unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s short investments as of October 31, 2023:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(896,990,371)	$—	$—	$(896,990,371)
Corporate Bonds Sold Short#	—	(41,279,239)	—	(41,279,239)
Total Short Positions	$(896,990,371)	$(41,279,239)	$—	$(938,269,610)

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Long Short Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$69,294,685	$—	$—	$69,294,685
Swaps
Assets	—	19,409,442	—	19,409,442
Liabilities	—	(19,842,997)	—	(19,842,997)
Total	$69,294,685	$(433,555)	$—	$68,861,130

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^
October 31, 2023

Principal Amount		Value
U.S. Treasury Obligations 96.9%
	U.S. Treasury Notes
$111,900,000	0.13%, due 12/15/2023	$111,191,437
214,200,000	0.25%, due 3/15/2024 - 6/15/2024	208,670,516
83,100,000	0.38%, due 9/15/2024	79,506,574
53,100,000	3.50%, due 9/15/2025	51,573,375

Total U.S. Treasury Obligations (Cost $451,934,989)		450,941,902
Number of Shares

Short-Term Investments 4.5%
Investment Companies 4.5%
20,675,270	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(a) (Cost $20,675,270)	20,675,270
Total Investments 101.4% (Cost $472,610,259)		471,617,172
Liabilities Less Other Assets (1.4)%		(6,305,924)(b)
Net Assets 100.0%		$465,311,248

(a)	Represents 7-day effective yield as of October 31, 2023.
(b)	Includes the impact of the Fund's open positions in derivatives at October 31, 2023.
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At October 31, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	69	$(28,937,220)	$4,130	11/3/2023	$(81,765)
S&P 500 Index	122	(51,164,360)	4,150	11/3/2023	(206,790)
S&P 500 Index	6	(2,516,280)	4,220	11/3/2023	(29,100)
S&P 500 Index	3	(1,258,140)	4,235	11/3/2023	(17,475)
S&P 500 Index	16	(6,710,080)	4,270	11/3/2023	(136,480)
S&P 500 Index	13	(5,451,940)	4,280	11/3/2023	(122,005)
S&P 500 Index	10	(4,193,800)	4,310	11/3/2023	(121,350)
S&P 500 Index	86	(36,066,680)	4,130	11/10/2023	(225,320)
S&P 500 Index	7	(2,935,660)	4,145	11/10/2023	(21,350)
S&P 500 Index	94	(39,421,720)	4,150	11/10/2023	(301,270)
S&P 500 Index	11	(4,613,180)	4,310	11/10/2023	(137,390)
S&P 500 Index	73	(30,614,740)	4,325	11/10/2023	(1,005,210)
S&P 500 Index	6	(2,516,280)	4,330	11/10/2023	(85,200)
S&P 500 Index	1	(419,380)	4,150	11/17/2023	(4,345)
S&P 500 Index	4	(1,677,520)	4,225	11/17/2023	(30,080)
S&P 500 Index	246	(103,167,480)	4,235	11/17/2023	(1,982,760)
S&P 500 Index	1	(419,380)	4,240	11/17/2023	(8,340)
S&P 500 Index	32	(13,420,160)	4,280	11/17/2023	(347,040)
S&P 500 Index	98	(41,099,240)	4,135	11/24/2023	(457,170)
S&P 500 Index	96	(40,260,480)	4,150	11/24/2023	(492,960)
S&P 500 Index	77	(32,292,260)	4,185	11/24/2023	(494,340)
S&P 500 Index	16	(6,710,080)	4,225	11/24/2023	(131,680)
S&P 500 Index	36	(15,097,680)	4,140	12/1/2023	(202,860)
S&P 500 Index	3	(1,258,140)	4,185	12/1/2023	(21,720)
Total options written (premium received $7,516,133)					$(6,664,000)
For the year ended October 31, 2023, the average market value for the months where the Fund had options written outstanding was $(4,920,933).
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$450,941,902	$—	$450,941,902
Short-Term Investments	—	20,675,270	—	20,675,270
Total Investments	$—	$471,617,172	$—	$471,617,172
See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(6,664,000)	$—	$—	$(6,664,000)
Total	$(6,664,000)	$—	$—	$(6,664,000)

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	October 31, 2023	October 31, 2023
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$5,670,224,027	$471,617,172
Foreign currency(b)	28	—
Cash collateral segregated for short sales (Note A)	1,200,921,872	—
Cash collateral segregated for over-the-counter derivatives (Note A)	89,280,000	—
Dividends and interest receivable	11,467,798	620,586
Receivable for securities sold	72,994,268	21,665
Receivable for accumulated variation margin on futures contracts (Note A)	69,294,685	—
Receivable for Fund shares sold	5,102,408	291,189
Receivable for securities lending income (Note A)	33,138	—
Over-the-counter swap contracts, at value (Note A)	19,409,442	—
Prepaid expenses and other assets	123,373	53,586
Total Assets	7,138,851,039	472,604,198
Liabilities
Investments sold short, at value(c) (Note A)	938,269,610	—
Over-the-counter swap contracts, at value (Note A)	19,842,997	—
Dividends and interest payable for short sales	1,189,914	—
Cash collateral segregated for futures contracts due to broker (Note A)	19,137,744	—
Payable to investment manager (Note B)	5,634,802	182,031
Option contracts written, at value(d) (Note A)	—	6,664,000
Due to custodian	410	—
Payable for securities purchased	27,938,993	119,901
Payable for Fund shares redeemed	6,181,740	179,119
Payable to administrator—net (Note B)	865,810	12,122
Payable to trustees	3,367	3,367
Payable for cash collateral on loaned securities (Note A)	1,942,407	—
Other accrued expenses and payables	560,353	132,410
Total Liabilities	1,021,568,147	7,292,950
Net Assets	$6,117,282,892	$465,311,248

See Notes to Financial Statements

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	October 31, 2023	October 31, 2023
Net Assets consist of:
Paid-in capital	$5,087,827,493	$524,797,024
Total distributable earnings/(losses)	1,029,455,399	(59,485,776)
Net Assets	$6,117,282,892	$465,311,248
Net Assets
Institutional Class	$5,937,860,662	$317,124,209
Class A	134,330,321	—
Class C	45,091,909	—
Class R6	—	148,187,039
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	352,579,090	30,294,258
Class A	8,093,083	—
Class C	2,818,700	—
Class R6	—	14,134,884
Net Asset Value, offering and redemption price per share
Institutional Class	$16.84	$10.47
Class R6	—	10.48
Net Asset Value and redemption price per share
Class A	$16.60	$—
Offering Price per share
Class A‡	$17.61	$—
Net Asset Value and offering price per share
Class C^	$16.00	$—
†Securities on loan, at value:
Unaffiliated issuers	$18,305,569	$—
*Cost of Investments:
(a) Unaffiliated issuers	$4,689,558,031	$472,610,259
(b) Total cost of foreign currency	$29	$—
(c) Proceeds from investments sold short	$999,182,758	$—
(d) Premium received from option contracts written	$—	$7,516,133

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Statements of Operations
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$64,099,858	$—
Interest and other income—unaffiliated issuers	75,640,561	28,969,191
Income from securities loaned—net	213,716	—
Foreign taxes withheld	(646,668)	—
Total income	$139,307,467	$28,969,191
Expenses:
Investment management fees (Note B)	62,873,867	2,113,403
Administration fees (Note B):
Institutional Class	8,430,613	457,774
Class A	339,587	14,788
Class C	120,880	2,620
Class R6	—	78,846
Distribution fees (Note B):
Class A	326,526	14,219
Class C	464,922	10,075
Shareholder servicing agent fees:
Institutional Class	41,022	2,057
Class A	12,744	949
Class C	1,899	444
Class R6	—	2,605
Audit fees	67,108	47,415
Subsidiary administration fees	2,530	—
Custodian and accounting fees	951,057	99,852
Insurance	125,887	12,695
Legal fees	96,100	98,784
Registration and filing fees	259,232	119,898
Shareholder reports	272,563	16,016
Trustees' fees and expenses	58,004	47,080
Dividend and interest expense on securities sold short (Note A)	650,277	—
Interest	52,218	—
Miscellaneous and other fees (Note A)	318,420	45,687
Total expenses	75,465,456	3,185,207
Expenses reimbursed by Management (Note B)	—	(237,014)
Fees waived (Note B)	—	(6,178)
Total net expenses	75,465,456	2,942,015
Net investment income/(loss)	$63,842,011	$26,027,176

See Notes to Financial Statements

Statements of Operations   (cont’d)
Neuberger Berman Alternative Funds
	Long Short Fund**	U.S. Equity Index PutWrite Strategy Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	1,124,154	(37,887,415)
Closed short positions of unaffiliated issuers	57,673,930	—
Settlement of foreign currency transactions	(217,858)	—
Expiration or closing of futures contracts	(97,657,260)	—
Expiration or closing of option contracts written	7,806,795	38,694,173
Expiration or closing of swap contracts	29,602,252	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	447,056,671	29,870,274
Short positions of unaffiliated issuers	8,717,260	—
Foreign currency translations	(1)	—
Futures contracts	58,355,307	—
Option contracts written	(421,456)	(5,429,295)
Swap contracts	(60,015,477)	—
Net gain/(loss) on investments	452,024,317	25,247,737
Net increase/(decrease) in net assets resulting from operations	$515,866,328	$51,274,913

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman Alternative Funds
	Long Short Fund**		U.S. Equity Index PutWrite Strategy Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$63,842,011	$(8,706,089)	$26,027,176	$15,386,028
Net realized gain/(loss) on investments	(1,667,987)	175,769,447	806,758	(56,840,296)
Change in net unrealized appreciation/(depreciation) of investments	453,692,304	(648,771,623)	24,440,979	(27,862,670)
Net increase/(decrease) in net assets resulting from operations	515,866,328	(481,708,265)	51,274,913	(69,316,938)
Distributions to Shareholders From (Note A):
Distributable earnings:
Institutional Class	(344,559,524)	(58,747,314)	(18,273,823)	(56,601,926)
Class A	(7,888,772)	(1,833,237)	(264,159)	(1,172,489)
Class C	(2,781,547)	(648,991)	(40,785)	(230,526)
Class R6	—	—	(9,153,591)	(40,900,866)
Tax return of capital:
Institutional Class	—	—	(410,551)	—
Class R6	—	—	(212,127)	—
Total distributions to shareholders	(355,229,843)	(61,229,542)	(28,355,036)	(98,905,807)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	2,150,674,766	2,114,312,072	92,467,048	152,756,777
Class A	41,745,169	42,591,945	3,530,220	1,861,678
Class C	6,352,767	10,570,949	120,653	409,657
Class R6	—	—	60,530,697	209,992,962
Proceeds from reinvestment of dividends and distributions:
Institutional Class	216,333,571	34,762,818	18,657,876	56,380,397
Class A	6,370,453	1,404,540	260,171	1,168,207
Class C	2,035,050	485,715	37,371	207,025
Class R6	—	—	9,307,299	40,668,463
Payments for shares redeemed:
Institutional Class	(2,020,071,560)	(1,385,167,617)	(100,698,979)	(108,953,600)
Class A	(49,139,428)	(54,870,397)	(9,670,216)	(1,564,391)
Class C	(12,282,914)	(14,119,805)	(1,548,537)	(118,334)
Class R6	—	—	(97,343,754)	(213,750,276)
Net increase/(decrease) from Fund share transactions	342,017,874	749,970,220	(24,350,151)	139,058,565
Net Increase/(Decrease) in Net Assets	502,654,359	207,032,413	(1,430,274)	(29,164,180)
Net Assets:
Beginning of year	5,614,628,533	5,407,596,120	466,741,522	495,905,702
End of year	$6,117,282,892	$5,614,628,533	$465,311,248	$466,741,522

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Long Short Fund ("Long Short") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Long Short became diversified in December 2014). U.S. Equity Index PutWrite Strategy is diversified. Each Fund offers Institutional Class shares. Long Short also offers Class A shares and Class C shares. U.S. Equity Index PutWrite Strategy also offers Class R6 shares. The Trust’s Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders. As previously disclosed in a supplement to the Fund's prospectuses dated August 1, 2023, and as further described in the information statement/prospectus sent to shareholders of U.S. Equity Index PutWrite Strategy, after the close of business on September 14, 2023, Class A and Class C shares of U.S.Equity Index PutWrite Strategy converted into Institutional Class shares (without a contingent deferred sales charge or other charge). Accordingly, after that date, all Fund shareholders of Class A and Class C shares owned Institutional Class shares.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company ("RIC"), Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short.
As of October 31, 2023, the value of Long Short's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$4,591,104	0.1%
2
Consolidation: The accompanying financial statements of Long Short present the consolidated accounts of Long Short and the Blocker. All intercompany accounts and transactions have been eliminated in consolidation.
3
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the
ß
Notes to Consolidated Financial Statements for Long Short

volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments (long and short positions) in equity securities, exchange-traded funds ("ETFs"), preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
The value of contracts for difference ("CFD") is determined primarily by obtaining valuations from independent pricing services, which are based on references to the underlying asset and the stated reference rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time at which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time at which a Fund's share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
4
Foreign currency translations: The accounting records of the Funds and the Blocker are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
5
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amount of such proceeds for the year ended October 31, 2023, was $6,458 for Long Short.
6
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a RIC by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Long Short	$4,744,764,902	$1,231,913,011	$245,819,669	$986,093,342
U.S. Equity Index PutWrite Strategy	472,610,259	—	993,087	(993,087)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2023, the Funds recorded permanent reclassifications primarily related to one or more of the following: wholly owned subsidiary income, prior year true up adjustments, non-deductible expenses from partnerships and deemed distributions on shareholder redemptions. For the year ended October 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Long Short	$3,417,230	$(3,417,230)
The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022
Long Short	$114,480,318	$—	$240,749,525	$61,229,542	$—	$—	$355,229,843	$61,229,542
U.S. Equity Index PutWrite Strategy	27,732,358	52,422,370	—	46,483,437	622,678	—	28,355,036	98,905,807

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Long Short	$51,152,702	$—	$986,093,342	$(7,780,394)	$(10,251)	$1,029,455,399
U.S. Equity Index PutWrite Strategy	—	—	(993,087)	(58,489,961)	(2,728)	(59,485,776)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales, mark-to-market adjustments on swaps, futures, amortization of organizational expenses, tax adjustments related to partnerships, swap contracts and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
U.S. Equity Index PutWrite Strategy	$50,355,453	$8,134,508
The Blocker is taxed as a corporation under the U.S. Internal Revenue Code. As of October 31, 2023, Long Short had a gross deferred tax asset of $63,153 resulting from deferred interest expense, capital losses and net operating losses in the Blocker and a gross deferred tax liability of $91,585 resulting from appreciation of the underlying holding. As of October 31, 2023, the Blocker has a net deferred tax liability of $28,432.
7
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2023, there were no outstanding balances of accrued capital gains taxes for any Fund.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), a Fund that invests in foreign securities may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are included in the Statements of Assets and Liabilities. Income recognized, if any, for ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Statement of Operations.
8
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Long Short and quarterly for U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.
For funds that invest in REITs, these Funds pass through to their shareholders substantially all REIT distributions and other income they receive, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At October 31, 2023, these Funds estimated these amounts for the period January 1, 2023 to October 31, 2023 within the financial statements because the 2023 information is not available from the REITs until after each Fund’s fiscal year-end. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2023, the character of distributions, if any, paid to shareholders of these Funds disclosed within the Statements of Changes in Net Assets was based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund’s fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income may be recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.
9
Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.
10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
When-issued/delayed delivery securities: A Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
12
Securities sold short: A Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the year ended October 31, 2023, are included in the "Dividend and interest expense on securities sold short" on the Statements of Operations and are as follows:
Long Short	$ 19,790,037
13
Investments in private companies:  Investments in private companies, including companies that have not yet issued securities publicly in an initial public offering, involve greater risks than investments in securities of companies that have traded publicly on an exchange for extended periods of time. Investments in these companies are generally less liquid than investments in securities issued by public companies and may be difficult for the Fund to value.  Private placements and other restricted securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.
14
Derivative instruments: The Funds' use of derivatives during the year ended October 31, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2023. The disclosure requirements of  ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended October 31, 2023, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund.
At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Total return basket swap contracts: During the year ended October 31, 2023, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. A Fund may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset according to the terms of the contract. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. For over-the-counter ("OTC") total return basket swaps, cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the

Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on closing of swap contracts in the Statements of Operations.
Total return swap contracts: During the year ended October 31, 2023, Long Short used total return swaps, including CFDs, to increase returns, reduce risks and for hedging purposes. Total return swaps, including CFDs, involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the year ended October 31, 2023, Long Short used options written to enhance total returns. During the year ended October 31, 2023, Long Short used options purchased either for hedging purposes or to enhance total returns. During the year ended October 31, 2023, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.
Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised, a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

At October 31, 2023, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Long Short
Futures
Equity risk	Receivable/Payable for accumulated variation margin on futures contracts	$69,294,685	Receivable/Payable for accumulated variation margin on futures contracts	$—
Over-the-counter swaps
Equity risk	Over-the-counter swap contracts, at value(a)	19,409,442	Over-the-counter swap contracts, at value(a)	(19,842,997)
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	—	—	Option contracts written, at value	(6,664,000)

(a)	"Over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the over-the-counter swap contracts plus accrued interest as of October 31, 2023.
The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Long Short
Futures
Equity risk	$(97,657,260)	$58,355,307
Swaps
Equity risk	29,602,252	(60,015,477)
Options purchased
Equity risk	(5,192,108)	1,218,261
Options written
Equity risk	8,152,349	(421,456)
U.S. Equity Index PutWrite Strategy
Options written
Equity risk	38,694,173	(5,429,295)

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Swaps	Swap contracts
Options purchased	Investment securities of unaffiliated issuers
Options written	Option contracts written
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

15
Securities lending: Each Fund, using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated Issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of October 31, 2023, the Fund listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Long Short	$18,305,569

As of October 31, 2023, the Fund listed below had outstanding loans of securities to certain approved brokers for which it received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Long Short	$18,785,183	$—	$—	$—	$18,785,183

(a)	Amounts represent the payable for loaned securities collateral received.
16
Offsetting assets and liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Long Short held one or more of these investments at October 31, 2023. The Funds’ OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Long Short
Over-the-counter swap contracts	$19,409,442	$(19,842,997)
Securities lending	18,305,569	—
Total	$37,715,011	$(19,842,997)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Long Short
CITI	$—	$—	$—	$—	$(272,357)	$—	$272,357	$—
GSI	—	—	—	—	(17,345,180)	—	17,345,180	—
JPM	19,409,442	(2,225,460)	—	17,183,982	(2,225,460)	2,225,460	—	—
SSB	18,305,569	—	(18,305,569)	—	—	—	—	—
Total	$37,715,011	$(2,225,460)	$(18,305,569)	$17,183,982	$(19,842,997)	$2,225,460	$17,617,537	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of October 31, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of October 31, 2023.

17
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
18
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
19
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
Long Short	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
U.S. Equity Index PutWrite Strategy	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
Accordingly, for the year ended October 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:
Effective Rate
Long Short	1.08%
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the Blocker are included in the total expenses used to calculate the reimbursement, if any, which Long Short has agreed to share with the Blocker. For the year ended October 31, 2023, the expenses of the Blocker amounted to $13,339.

At October 31, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Long Short Institutional Class	1.70%	10/31/26	$—	$—	$—
Long Short Class A	2.06%	10/31/26	—	—	—
Long Short Class C	2.81%	10/31/26	—	—	—
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%	10/31/26	103,376	145,420	152,800
U.S. Equity Index PutWrite Strategy Class R6	0.55%	10/31/26	63,224	96,266	79,771

(a)	Expense limitation per annum of the respective class’s average daily net assets.
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended October 31, 2023, there was no repayment to NBIA under these agreements.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A’s and 1.00% of Class C’s average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules. Effective from July 1, 2023 to September 14, 2023, the 12b-1 fees for Class A and Class C of U.S. Equity Index PutWrite Strategy were voluntarily waived until Class A and Class C shares were converted into Institutional Class shares, which amounted to $6,178. These waivers are included in the Statements of Operations under the caption "Fees waived".
Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Long Short Class A	$31,802	$—	$—	$—
Long Short Class C	—	5,526	—	—
Note C—Securities Transactions:
During the year ended October 31, 2023, there were purchase and sale transactions of long-term securities (excluding swaps, futures and written option contracts) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Securities Sold Short	Covers on Securities Sold Short
Long Short	$—	$1,969,033,495	$—	$1,602,112,761	$1,410,784,302	$1,512,203,972
U.S. Equity Index PutWrite Strategy	51,509,074	—	280,800,000	54,402,273	—	—
During the year ended October 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended October 31, 2023, and October 31, 2022, was as follows:
	For the Year Ended October 31, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Long Short
Institutional Class	131,389,728	13,832,070	(122,962,052)	22,259,746	124,346,735	1,961,784	(81,093,771)	45,214,748
Class A	2,554,832	412,060	(3,021,312)	(54,420)	2,511,275	80,214	(3,270,813)	(679,324)
Class C	407,755	135,670	(785,413)	(241,988)	640,523	28,471	(858,725)	(189,731)
U.S. Equity Index PutWrite Strategy
Institutional Class	8,759,802	1,787,154	(9,654,329)	892,627	13,604,755	4,967,561	(9,920,661)	8,651,655
Class A(a)	334,268	25,061	(886,246)	(526,917)	155,808	102,869	(143,261)	115,416
Class C(a)	12,016	3,718	(147,978)	(132,244)	37,683	18,690	(10,983)	45,390
Class R6	5,769,265	891,581	(9,214,685)	(2,553,839)	18,647,524	3,563,137	(20,095,156)	2,115,505

(a)	After the close of business on September 14, 2023, Class A shares and Class C shares converted into Institutional Class shares. See Note A of the Notes to Financial Statements.

Note E—Line of Credit:
At October 31, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2023. During the year ended October 31, 2023, no Fund utilized the Credit Facility.
Note F—Investments in Affiliates:
At October 31, 2023, affiliated persons (as defined in the 1940 Act) owned outstanding shares of the following Fund:
Affiliated Person(s) Percentage Ownership of Outstanding Shares
U.S. Equity Index PutWrite Strategy	0.01%
Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.

Note H—Subsequent Event:
As previously communicated, on June 29, 2023, the Board approved the conversion of U.S. Equity Index PutWrite Strategy (the "Fund") to a newly organized series of Neuberger Berman ETF Trust (the "Option Strategy ETF"). It is anticipated that the conversion, which is expected to take place on or about January 26, 2024, will be effected through the reorganization of the Fund into Option Strategy ETF (the "Conversion"). The Conversion is expected to be a tax-free organization under the U.S. Internal Revenue Code. After the Conversion, shareholders of the Fund will hold shares of the Option Strategy ETF instead of shares of the Fund. Existing shareholders of the Fund received a combined information statement/prospectus, dated November 3, 2023, which described in detail both the Conversion and Option Strategy ETF, which is involved in the Conversion.
As previously disclosed in a supplement to the Fund’s prospectuses dated August 1, 2023, and as further described in the information statement/prospectus, the Conversion will involve several important steps. First, on or about January 11, 2024, it is anticipated that Class R6 shares of the Fund will be converted into the Institutional Class of the Fund at which time the contractual expense cap for the Institutional Class will be reduced to 0.55% of average daily net assets to align its expense cap with Class R6. Second, on or about January 19, 2024, it is anticipated that the Fund will conduct a reverse stock split to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares.
Note I—Change in Fiscal Year End:
On June 29, 2023, the Board approved a change in fiscal year end from October 31 to August 31, to be effective as of the date of the Conversion, for U.S. Equity Index PutWrite Strategy.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Long Short Fund
Institutional Class
10/31/2023[d]	$16.45	$0.18	$1.30	$1.48	$(0.17)	$(0.92)	$—	$(1.09)
10/31/2022[d]	$18.21	$(0.02)	$(1.54)	$(1.56)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$16.00	$(0.02)	$2.59	$2.57	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.67	$(0.01)	$1.69	$1.68	$—	$(0.35)	$—	$(0.35)
10/31/2019	$14.54	$0.04	$0.85	$0.89	$—	$(0.76)	$—	$(0.76)

Class A
10/31/2023[d]	$16.20	$0.12	$1.29	$1.41	$(0.09)	$(0.92)	$—	$(1.01)
10/31/2022[d]	$18.00	$(0.10)	$(1.50)	$(1.60)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.88	$(0.08)	$2.56	$2.48	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.61	$(0.07)	$1.69	$1.62	$—	$(0.35)	$—	$(0.35)
10/31/2019[f]	$14.54	$(0.01)	$0.84	$0.83	$—	$(0.76)	$—	$(0.76)

Class C
10/31/2023[d]	$15.69	$0.00	$1.25	$1.25	$(0.02)	$(0.92)	$—	$(0.94)
10/31/2022[d]	$17.57	$(0.22)	$(1.46)	$(1.68)	$—	$(0.20)	$—	$(0.20)
10/31/2021	$15.62	$(0.20)	$2.51	$2.31	$—	$(0.36)	$—	$(0.36)
10/31/2020	$14.49	$(0.17)	$1.65	$1.48	$—	$(0.35)	$—	$(0.35)
10/31/2019[f]	$14.53	$(0.12)	$0.84	$0.72	$—	$(0.76)	$—	$(0.76)

U.S. Equity Index PutWrite Strategy Fund
Institutional Class
10/31/2023	$9.98	$0.58	$0.55	$1.13	$(0.63)	$—	$(0.01)	$(0.64)
10/31/2022	$13.84	$0.32	$(1.61)	$(1.29)	$(0.28)	$(2.29)	$—	$(2.57)
10/31/2021	$10.93	$0.01	$2.92	$2.93	$(0.01)	$(0.01)	$—	$(0.02)
10/31/2020	$11.28	$0.14	$0.10	$0.24	$(0.16)	$(0.43)	$(0.00)	$(0.59)
10/31/2019	$10.65	$0.18	$0.66	$0.84	$(0.21)	$—	$—	$(0.21)

Class R6
10/31/2023	$9.99	$0.59	$0.55	$1.14	$(0.64)	$—	$(0.01)	$(0.65)
10/31/2022	$13.85	$0.32	$(1.60)	$(1.28)	$(0.29)	$(2.29)	$—	$(2.58)
10/31/2021	$10.93	$0.02	$2.93	$2.95	$(0.02)	$(0.01)	$—	$(0.03)
10/31/2020	$11.29	$0.14	$0.10	$0.24	$(0.17)	$(0.43)	$(0.00)	$(0.60)
10/31/2019	$10.66	$0.19	$0.66	$0.85	$(0.22)	$—	$—	$(0.22)
See Notes to Financial Highlights

Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)

$16.84	9.52%[e]	$5,937.9	1.28%	1.27%	1.28%	1.27%	1.12%	54%	33%
$16.45	(8.63)%[e]	$5,434.6	1.68%	1.28%	1.68%	1.28%	(0.14)%	76%	49%
$18.21	16.27%[e]	$5,191.6	1.59%	1.28%	1.59%	1.28%	(0.10)%	60%	49%
$16.00	11.68%[e]	$3,631.6	1.80%	1.30%	1.80%	1.30%	(0.08)%	81%	60%
$14.67	6.98%[e]	$2,098.0	1.78%	1.33%	1.78%	1.33%	0.28%	66%	47%

$16.60	9.15%[e]	$134.3	1.66%	1.64%	1.66%	1.64%	0.75%	54%	33%
$16.20	(8.96)%[e]	$132.0	2.05%	1.64%	2.05%	1.64%	(0.53)%	76%	49%
$18.00	15.82%[e]	$158.9	1.96%	1.64%	1.96%	1.64%	(0.46)%	60%	49%
$15.88	11.31%[e]	$95.6	2.15%	1.67%	2.15%	1.67%	(0.43)%	81%	60%
$14.61	6.54%[e]	$63.6	2.13%	1.69%	2.13%	1.69%	(0.08)%	66%	47%

$16.00	8.34%[e]	$45.1	2.40%	2.39%	2.40%	2.39%	0.00%	54%	33%
$15.69	(9.64)%[e]	$48.0	2.79%	2.39%	2.79%	2.39%	(1.26)%	76%	49%
$17.57	14.98%[e]	$57.1	2.71%	2.39%	2.71%	2.39%	(1.20)%	60%	49%
$15.62	10.42%[e]	$55.3	2.90%	2.41%	2.90%	2.41%	(1.14)%	81%	60%
$14.49	5.79%[e]	$61.4	2.88%	2.44%	2.88%	2.44%	(0.82)%	66%	47%

$10.47	11.53%	$317.1	0.70%	0.70%[g]	0.65%	0.65%[g]	5.49%	19%	19%[g]
$9.98	(11.22)%	$293.4	0.70%	0.70%[g]	0.65%	0.65%[g]	2.87%	43%	43%[g]
$13.84	26.82%	$287.2	0.69%	0.69%[g]	0.65%	0.65%[g]	0.09%	38%	38%[g]
$10.93	2.22%	$235.6	0.74%	0.74%[g]	0.66%	0.66%[g]	1.31%	41%	41%[g]
$11.28	7.99%	$236.8	0.76%	0.76%[g]	0.65%	0.65%[g]	1.65%	31%	31%[g]

$10.48	11.62%	$148.2	0.61%	0.61%[g]	0.55%	0.55%[g]	5.63%	19%	19%[g]
$9.99	(11.16)%	$166.8	0.60%	0.60%[g]	0.55%	0.55%[g]	2.88%	43%	43%[g]
$13.85	27.01%	$201.9	0.59%	0.59%[g]	0.55%	0.55%[g]	0.17%	38%	38%[g]
$10.93	2.23%	$103.5	0.64%	0.64%[g]	0.55%	0.55%[g]	1.31%	41%	41%[g]
$11.29	8.08%	$17.7	0.66%	0.66%[g]	0.56%	0.56%[g]	1.75%	31%	31%[g]

Notes to Financial Highlights Alternative Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Consolidated financial highlights. See Note A in the Notes to Financial Statements.
e
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the year ended October 31, 2023. The class action proceeds received in 2022, 2021,
2020 and 2019 had no impact on the Funds’ total returns for the years ended October 31, 2022, 2021,
2020 and 2019, respectively.

f
After the close of business on December 7, 2018, Long Short's Class A and Class C shares underwent a stock split. The per share data presented here has been retroactively adjusted to reflect this split.

g	U.S. Equity Index PutWrite Strategy did not engage in short sales.

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund and the Board of Trustees of Neuberger Berman Alternative Funds
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Long Short Fund (one of the series constituting the Neuberger Berman Alternatives Funds (the "Trust")), including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statements of operations and changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "consolidated financial statements"). We have audited the accompanying statement of assets and liabilities of Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (together with Neuberger Berman Long Short Fund, referred to as the "Funds") (one of the series constituting the Trust), including the schedule of investments, as of October 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (together with the consolidated financial statements, referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial position, of each of the Funds (two of the series constituting Neuberger Berman Alternative Funds) at October 31, 2023, and the results or the consolidated results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying financial highlights of the Neuberger Berman Long Short Fund for each of the periods in the three years ended October 31, 2021 were audited by another independent registered public accounting firm whose report, dated December 21, 2021, expressed an unqualified opinion on the financial statements containing those financial highlights.
Individual fund constituting Neuberger Berman Alternative Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Neuberger Berman Long Short Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 22, 2023

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Intermediary Client Services 800.366.6264
For Class A, Class C and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds’ Statement of Additional Information includes additional information about the Trustees as of the time of the Funds’ most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to 2012;
formerly, Executive Vice
President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the Trust's Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since inception
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since inception
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and rising inflation. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2022 through March 31, 2023. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Board Consideration of the Management Agreement
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Agreement")  with respect to Neuberger Berman Long Short Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (each a "Fund"). (This report does not include Neuberger Berman Absolute Return Multi-Manager Fund, which is the subject of a separate report.) Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreement for each Fund.  In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with each Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with each Fund.
In evaluating the Agreement with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, which the Contract Review Committee annually considers and updates.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds.  The annual contract review extends over at least two regular meetings of the Board to ensure that Management has time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreement and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to each Fund, and whether the Agreement was in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreement to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s policies and practices regarding brokerage, commissions, other trading costs, and allocation of portfolio transactions, and reviewed the quality of the execution services that Management had provided. The Board also reviewed Management’s use of brokers to execute Fund transactions that provide research services to Management. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management to attract and retain qualified personnel to service the Funds and the plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Board also considered the impact and inherent limitation on the comparisons due to the number of funds included in the Funds’ Expense Groups.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreement, the Board considered the fee structure for each Fund under the Agreement as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group.  The Board also noted that for each class of each of the Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management.
In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)

The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund, such as research it may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline.
The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1- and 10-year periods and the second quintile for the 3-and 5-year periods. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee ranked in the third quintile, and total expenses ranked in the first quintile.
• Neuberger Berman U.S. Equity Index PutWrite Strategy Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark utilized since February 2022, the Fund’s performance was lower for the 1-year period and higher for the 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5-year period. The Fund was launched in 2016 and therefore does not have 10-year performance.  In addition, the Board noted that in February 2022, Management added a new portfolio manager, adjusted its strategy, and changed its benchmark index to an index with characteristics that are more representative of the Fund’s investment strategy.  The Board also noted the anticipated conversion of the Fund to a newly organized series of Neuberger Berman ETF Trust that will be effected through the reorganization of the Fund into an exchange-traded fund in December 2023 or January 2024. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management ranked in the first quintile, and total expenses ranked in the second quintile.
Conclusions
In approving the continuation of the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s capabilities to manage each

Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreement in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreement.

Notice to Shareholders
In early 2024, you will receive information to be used in filing your 2023 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2023. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.
For the fiscal year ended October 31, 2023, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as capital gains distributions and qualified dividend income eligible for reduced tax rates. Complete information regarding each Fund's distributions during the calendar year 2023 will be reported in conjunction with Form 1099-DIV.
Fund	Capital Gains Distributions	Qualified Dividend Income
Long Short	$240,749,525	$53,628,261

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0265  12/23

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to each series of the Registrant.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $254,300 and $206,800  for the fiscal years ended 2022 and 2023, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $75,600 and $55,380 for the fiscal years ended 2022 and 2023, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $75,600 and $55,380 for the fiscal years ended 2022 and 2023, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

(i) Not applicable.
(j) Not applicable.
Item 5.  Audit Committee of Listed Registrants.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 6.  Investments.

(a) The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.
Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2024

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2024